Exhibit 10.5

SUBLEASE

BY AND BETWEEN

INFORMATICA CORPORATION

AND

OPENWAVE SYSTEMS INC.

FOR SUBLEASE PREMISES LOCATED AT

2000 SEAPORT BLVD, SUITE 200

REDWOOD CITY, CALIFORNIA 94063

(A portion of Building 2)

25.	MISCELLANEOUS	15

26.	AMENDMENT OR MODIFICATION	15

27.	QUIET ENJOYMENT	15

28.	RIGHT TO DIRECT SUBLEASE PAYMENTS	16

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BASIC SUBLEASE INFORMATION

This Basic Sublease Information is provided solely as a convenience to summarize certain Sublease provisions and is not intended as a complete summary of all material terms and conditions of the Sublease. In the event of any inconsistency between any information shown in this Basic Sublease Information and the provisions of the Sublease, the provisions of the Sublease shall govern.

Address of Sublease Premises:	2000 Seaport Blvd., Suite 200 Redwood City, California 94063

Subtenant’s Name and Address for Notice:	Prior to Sublease Commencement Date for the Sublease Premises:

Openwave Systems Inc. 1400 Seaport Boulevard Redwood City, California 94063 Attn: Real Estate Department

From and after Sublease Commencement Date

Openwave Systems Inc. 2100 Seaport Blvd., Suite 200 Redwood City, California 94063 Attn: Real Estate Department

Sublandlord’s Name and Address for Notice:	Informatica Corporation 100 Cardinal Way Redwood City, CA 94063

Master Landlord:	Pacific Shores Investors, LLC

Permitted Use:	Office, research and development

Rentable Area of Sublease Premises:	Approximately 47,931 rentable square feet (consisting of approximately 34,074 sf comprising the 2nd Floor, and approximately 13,857 sf comprising the cafeteria, the warehouse and UPS room located on the 1st floor) at 2000 Seaport Blvd, provided that, (i) subject to Section 4.c. below, Subtenant shall pay Rent on only 63.7%, or 8,827 sf, of the 1st floor space; and (ii) Subtenant’s use of and access to the warehouse area cross-hatched on Exhibit B-1 shall be shared with the other subtenants of the Building, if any, subject to the provisions of Section 1.f of this Sublease.

Subtenant’s Percentage Share:	(a) Subtenant’s Percentage Share is 100% if and when Subtenant is the sole subtenant of the Building;

(b) Subtenant’s Percentage Share is 32% if and when the Building is fully subleased; and

(c) Subtenant’s Percentage Share is the percentage that 42,901 is of the total subleased square footage in the Building, if and when there are subtenants in the Building other than Subtenant, but the Building is not fully subleased.

Subtenant’s Share of Master Premises Operating Expenses	32%

Sublease Commencement Dates:	May 1, 2005

Sublease Expiration Date:	June 29, 2013

Rent Commencement Dates:	August 1, 2005

Monthly Base Rent:

Period	Monthly Base Rent
May, 2005 to July, 2005	NNN Expenses only

August, 2005 to June, 2008	$33,891.79 ($0.79 per rsf per month)

July, 2008 to June, 2013	$40,755.95 ($0.95 per rsf per month)

Security Deposit:	$40,000

Prepaid Rent:	$67,354.57

Subtenant’s Broker:	Cresa Partners

Sublandlord’s Broker:	BT Commercial

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SUBLEASE

This Sublease is entered into effective as of February 25, 2005 (“Effective Date”) by and between Informatica Corporation, a Delaware corporation (“Sublandlord”), and Openwave Systems, Inc., a Delaware corporation (“Subtenant”). Capitalized terms not specifically defined herein or in the Basic Sublease Information are as defined in the Master Lease.

A. Sublandlord, as Lessee, is leasing from Pacific Shores Center, LLC, as Lessor, predecessor-in-interest to Pacific Shores Investors, LLC (“Master Landlord”), those certain premises located at 2000 Seaport Boulevard, Redwood City, California 94063 (“Premises”) pursuant to that certain Triple Net Building Lease dated effective February 22, 2000 (the “Master Lease”). Subtenant acknowledges having reviewed a copy of the Master Lease, which is attached hereto as Exhibit A.

B. Sublandlord desires to lease to Subtenant and Subtenant desires to lease from Sublandlord a portion of the Premises on the terms and conditions set forth in this Sublease.

1. SUBLEASE PREMISES

a. Sublandlord leases to Subtenant and Subtenant hires from Sublandlord the sublease premises together with the appurtenances thereto, commonly known and described as 2000 Seaport Boulevard, Suite 200, Redwood City, California being the entire second floor and the Cafeteria and associated warehouse and UPS room on the first floor (“Sublease Premises”). The Sublease Premises consists of approximately 42,901 rentable square feet in the Building commonly known as 2000 Seaport Boulevard, Redwood City, California 94063 (“Building”). The Sublease Premises is shown on the plan attached hereto as Exhibit B. The warehouse area is indicated with cross-hatch marks on the plan attached hereto as Exhibit B-1.

b. Subject to the provisions of Section 3.e below, Sublandlord shall deliver possession of the Sublease Premises to Subtenant in the required condition on May 1, 2005. In the event Sublandlord is unable to deliver possession of the Sublease Premises to Subtenant in the required condition by May 1, 2005 for any reason, then Sublandlord shall not be liable for any damage caused thereby, nor shall this Sublease be void or voidable nor shall the term hereof be extended beyond the Sublease Expiration Date specified in the Basic Sublease Information, but the Rent Commencement Date for the Sublease Premises, shall be delayed one day for each day of delay until Sublandlord has delivered the Sublease Premises to Subtenant in the required condition. In the event the term of this Sublease commences after the Sublease Commencement Date specified in the Basic Sublease Information, the expiration date of this Sublease shall continue to be the Sublease Expiration Date specified in the Basic Sublease Information, and the term of the Sublease shall be adjusted accordingly.

c. Except for the following items which are to be performed by Sublandlord as set forth in this Section 1.c below, Subtenant is taking possession of the Sublease Premises in its “as is” condition, and Sublandlord shall have no obligation hereunder to make, install, remodel or alter any tenant improvement for the benefit of Subtenant to enter into this Sublease or otherwise make or perform any repairs, renewals or replacements to the Sublease Premises as an inducement to Subtenant to enter into this Sublease or as a condition precedent to the effectiveness of this Sublease:

1.	Carpets cleaned;

2.	Walls patched and paint touched up; and

3.	Professional cleaning.

d. Subtenant acknowledges that the square footage of the Sublease Premises as specified in Subsection 1.a is an estimate and that Sublandlord does not warrant the exact square footage of the Sublease Premises. Subtenant and Sublandlord accept the square footage of the Sublease Premises as that specified in Subsection 1.a above, and, for purposes of this Sublease, neither party shall have the right to modify the square footage of the Sublease Premises during the Sublease Term. Subtenant hereby expressly waives all rights to make repairs at the expense of Sublandlord as provided in Section 1942 of the California Civil Code.

e. Subtenant shall have the right, to:

(i) subject to compliance with Sublandlord’s reasonable security procedures, the non-exclusive use of the Building lobby, hallways to the Sublease Premises, and restrooms;

(ii) subject to compliance with Master Landlord’s rules and regulations, the non-exclusive use of the Common Areas as provided for in Section 2.02 of the Master Lease;

(iii) commencing on the Sublease Commencement Date, to the use of 3 parking spaces per 1,000 rentable square feet of the Premises free of charge throughout the Sublease Term and any extensions thereof; and

(iv) access to the Sublease Premises 24 hours per day, 7 days per week, 52 weeks per year.

f. Subtenant’s use of and access to the warehouse area indicated with cross-hatch marks on Exhibit B-1 on the first floor of the Building shall be shared with the other subtenants of the Building, if any. In the event Sublandlord subleases space in the Building to one or more additional subtenants desiring use of and access to the warehouse, Sublandlord shall install locking storage areas in the warehouse for the use of Subtenant and the other subtenant(s). In such case, Subtenant’s locked storage area within the warehouse shall be roughly 63.7% of the warehouse area.

2. INCORPORATION OF MASTER LEASE

This Sublease is subject to all of the terms and conditions of the Master Lease and, except as set forth in Section 11 below, the rights and obligations of Lessor and Lessee under those provisions of the Master Lease incorporated into this Sublease shall be deemed the rights and obligations of Sublandlord and Subtenant, respectively. All of the terms and conditions of the Master Lease are incorporated herein as terms and conditions of this Sublease (with each reference therein to Lessor, Lessee and Premises to be deemed to refer to Sublandlord, Subtenant, and Sublease Premises, respectively), excepting only the following provisions of the Master Lease and as set forth in Section 11 below:

Sections:	1.01, 2.01, 2.04, 3.01, 3.02, 4.01, 4.02, 4.03, 4.06, 5.03, 5.04, 17.08, 17.14, 17.24

Exhibits:	B, C, D, E, F, G

In the event of any conflict or inconsistency between the incorporated terms of the Master Lease and the terms of the Sublease which are set forth in full, as between Sublandlord and Subtenant, the terms of the Sublease which are set forth in full shall prevail to the extent of any such inconsistency.

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In the event that either Subtenant or Sublandlord shall receive any notice from the Master Landlord regarding a default pursuant to any of the provisions of the Master Lease, the party receiving such notice shall promptly give a copy thereof to the other party.

3. TERM

a. The term of this Sublease (“Sublease Term”) shall commence on the Sublease Commencement Date specified in the Basic Sublease Information and end on the Sublease Expiration Date specified in the Basic Sublease Information, unless earlier terminated pursuant to the provisions of this Sublease.

b. In the event of the termination for any reason of Sublandlord’s interest as Lessee under the Master Lease, then this Sublease shall terminate therewith without any liability of Sublandlord to Subtenant; provided, however, that Sublandlord shall be liable to Subtenant for any termination of the Sublease that results from Sublandlord’s breach of the Master Lease, so long as such breach is not caused in whole or in part by Subtenant, or its agents, contractors, employees, or invitees. To the extent that the Master Lease grants Sublandlord any discretionary right to terminate the Master Lease in connection with a casualty or condemnation, then Sublandlord shall be entitled to exercise or not exercise such right in its sole and absolute discretion, without the prior written consent of Subtenant. Sublandlord shall give Subtenant notice of any exercise by Sublandlord of such discretionary right to terminate the Master Lease concurrently with Sublandlord’s notice to Master Landlord.

c. Sublandlord represents and warrants for the benefit of Subtenant that: (i) the copy of the Master Lease attached hereto is a true, correct and complete copy thereof; (ii) there exist no amendments, modifications or other agreements (whether oral or written) affecting the Master Lease except as attached thereto; (iii) to Sublandlord’s current knowledge neither Sublandlord nor Master Landlord is in default under the provisions of the Master Lease, nor is there any event, condition or circumstance existing which with notice, or the passage of time or both, would constitute a default or event of default thereunder; (iv) the Master Lease is in full force and effect and is a valid and binding obligation of Sublandlord and Master Landlord; and (v) to Sublandlord’s current knowledge there are no pending or threatened actions, suits or proceedings before any court or administrative agency against Sublandlord which could, in the aggregate, adversely affect the Sublease Premises or any part thereof, or the ability of Sublandlord to perform its obligations under this Sublease or the Master Lease, and Sublandlord is not aware of any facts which might result in any such actions, suits or proceedings.

d. So long as Subtenant complies, within all applicable notice and cure periods, with its obligations under this Sublease (including the payment of all Rent when due), Sublandlord shall preserve the Master Lease and keep the Master Lease in full force and effect throughout the Sublease Term, (unless the failure to keep the Master Lease in full force and effect is caused in whole or in part by Subtenant’s or its agents, employees or contractors, and subject to Sublandlord’s right to terminate the Master Lease in connection with casualty or condemnation). Notwithstanding anything to the contrary contained in this Sublease or the Master Lease, Sublandlord shall not surrender the Sublease Premises or voluntarily terminate the Master Lease during the Sublease Term except in connection with the casualty or condemnation, unless and until Master Landlord has agreed in writing to continue this Sublease in full force and effect as a direct lease between Master Landlord and Subtenant upon and subject to all of the terms, covenants and conditions of this Sublease for the balance of the Sublease Term. If Master Landlord so consents, Subtenant shall attorn to Master Landlord in connection with any such surrender or voluntary termination and shall execute an attornment agreement in such form as reasonably may be satisfactory to Master Landlord and Subtenant.

e. Provided Subtenant has delivered its certificates of insurance to Sublandlord as required under this Sublease, then, not later than ten (10) business days after the later of: (i) the date upon which

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Sublandlord and Subtenant have executed and delivered this Sublease, and (ii) the date of Master Landlord’s unconditional written consent to this Sublease, Sublandlord shall deliver the Sublease Premises to Subtenant in the condition required by Section 1.c above and Subtenant shall have the right to enter and occupy the Sublease Premises from and after such date (“Early Occupancy Period”). Subtenant’s early entry and occupancy during the Early Occupancy Period shall be subject to and in accordance with all the terms and conditions of this Sublease, other than the obligation of Subtenant to pay Rent for the period prior to the Rent Commencement Date. Notwithstanding anything to the contrary contained in this Sublease, if Master Landlord’s unconditional written consent has been obtained, but Sublandlord has not delivered the Sublease Premises to Subtenant in the required condition by March 18, 2005, Subtenant shall have the right, but not the obligation, to terminate this Sublease in writing, in which case this Sublease shall terminate as of the date of Subtenant’s notice, neither party shall have any further rights or obligations hereunder and Sublandlord promptly shall return to Subtenant all sums paid by Subtenant to Sublandlord in connection with Subtenant’s execution of this Sublease.

4. USE AND CAFETERIA OPERATION

a. Subtenant shall use the Sublease Premises solely for the Permitted Use identified in the Master Lease and for no other purpose without the consent of Sublandlord and Master Landlord, which consent may be withheld in Master Landlord’s sole and absolute discretion. Subtenant agrees that its use shall comply with all applicable laws, statutes, ordinances, governmental rules, regulations and requirements, including without limitation all applicable fire and building codes and all Environmental Laws (collectively, “Governmental Requirements”), and that it shall not use or permit the Sublease Premises to be used for any purposes other than those described above. Subtenant shall not commit or permit to be committed on the Sublease Premises any act or omission which shall violate any term or condition of the Master Lease, or that would create waste or a nuisance or interfere with or disturb other tenants in the Building.

b. During the Sublease Term, Subtenant shall have the obligation to operate a cafeteria facility in the Sublease Premises (“Cafeteria”). Subtenant shall operate the Cafeteria a minimum of lunch Monday through Friday (from 11:30 AM to 2:30 PM). Subtenant’s employees located at 2100 Seaport Boulevard and 2000 Seaport Boulevard shall have the right to use the Cafeteria. In addition, at all times that the Cafeteria is open for use by Subtenant’s employees, Subtenant shall permit other tenants and subtenants of 2100 and 2000 Seaport Boulevard, and, at Subtenant’s sole option, other tenants and subtenants of the Project, to use the Cafeteria on a non-exclusive basis during the Cafeteria’s regular hours of operation. Notwithstanding the foregoing, no more than two (2) times per calendar month, Subtenant shall have the right, upon at least forty-eight (48) hours’ prior notice, to make the Cafeteria unavailable to third party tenants and subtenants for the period identified by Subtenant (not to exceed 24 hours) so that the Cafeteria may be used solely by Subtenant for Subtenant functions. Third party tenants and subtenants shall be required to comply with all reasonable Cafeteria rules and regulations as promulgated by Subtenant from time to time, and shall be responsible for paying for all purchases when ordered. Sublandlord acknowledges and agrees that Subtenant may alter the operating hours of the Cafeteria or modify the operations of the Cafeteria in any other manner that Subtenant sees fit, in Subtenant’s sole and absolute discretion from time to time or at any time during the Term, so long as the Cafeteria is open at least during lunch Monday through Friday from 11:30 AM to 2:30 PM. Subtenant shall provide Sublandlord with sixty (60) days’ prior written notice of any change in operating hours or modification in operations of the Cafeteria.

c. Subtenant and Sublandlord acknowledge that Subtenant is being charged Rent on 63.7% of the Cafeteria, associated warehouse and UPS room (collectively, the “Cafeteria Area”) instead of 100% of such Cafeteria Area in consideration for Subtenant’s agreement to operate the Cafeteria and make it available to other tenants and subtenants of 2100 and 2000 Seaport Blvd. as provided above. In the event Subtenant vacates the Sublease Premises, or otherwise fails to operate the Cafeteria as required under

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Section 4.b of this Sublease, Subtenant shall not be in default under this Sublease, but the Monthly Base Rent and NNN charges payable by Subtenant shall be based on 47,931 rentable square feet instead of 42,901 rentable square feet, commencing from the date the operation of the Cafeteria ceases.

5. RENT

a. Subtenant shall pay Monthly Base Rent in the amounts and at the times specified in the Basic Sublease Information to Sublandlord for each month of the Sublease Term, without offset or deduction for the Sublease Premises, in advance, on the first day of each month of the Sublease Term, in lawful money of the United States. Monthly Base Rent shall commence on the Rent Commencement Dates specified in the Basic Sublease Information. Rent for any partial month shall be prorated on the basis of the number of days in such month. All Monthly Base Rent and any other charges payable by Subtenant under this Sublease shall be referred to herein as “Rent.”

b. In addition to Monthly Base Rent, and commencing on the Sublease Commencement Date identified in the Basic Sublease Information, on the first day of each month of the Sublease Term, Subtenant shall pay as Additional Rent Subtenant’s Share of Master Premises Operating Expenses (as such Subtenant’s Share of Master Premises Operating Expenses is provided in the Basic Sublease Information). As used in this Sublease, the term “Master Premises Operating Expenses” means all actual out-of-pocket costs payable by Sublandlord to Master Landlord under Sections 4.05, 7.01, 9.01 and 9.02 of the Master Lease and the fitness center fees charged by Master Landlord for the Building.

i. Estimated Payments. During each calendar year or partial calendar year of the Sublease Term, in addition to Base Monthly Rent, Subtenant will pay to Sublandlord on the first day of each month an amount equal to the product of Subtenant’s Share of Master Premises Operating Expenses multiplied by the “Estimated Operating Expenses” for the Master Premises for such calendar year. “Estimated Operating Expenses” for any calendar year shall mean Sublandlord’s reasonable estimate of Operating Expenses for the Master Premises for the ensuing calendar year, which estimate shall be based on the Master Landlord’s Statement received by Sublandlord from Master Landlord pursuant to Section 4.05 of the Master Lease. Sublandlord and Subtenant agree that the initial Estimated Operating Expenses for calendar year 2005 shall be $0.78 per rentable square foot of the Premises per month. During any partial calendar year during the Sublease Term, Estimated Operating Expenses will be estimated on a full-year basis. During the last month of each of Sublandlord’s fiscal years during the Term, or as soon thereafter as practicable, Sublandlord will give Subtenant written notice of Estimated Operating Expenses for the Building and the Master Premises for the ensuing calendar year. On or before the first day of each month during the ensuing calendar year (or each month of the Term, if a partial calendar year), Subtenant will pay to Sublandlord the product of Subtenant’s Share of Master Premises Operating Expenses multiplied by the Estimated Operating Expenses for the Master Premises for such calendar year; however, if such written notice is not given in the last month of Sublandlord’s fiscal year, Subtenant will continue to make monthly payments on the basis of the prior year’s Estimated Operating Expenses for the Master Premises until the month after such written notice is given, at which time Subtenant will commence making monthly payments based upon the revised Estimated Operating Expenses for the Master Premises. In the month Subtenant first makes a payment based upon the revised Estimated Operating Expenses for the Master Premises, Subtenant will pay to Sublandlord the difference between the amount payable based upon the revised Estimated Operating Expenses for the Master Premises and the amount payable based upon the prior year’s Estimated Operating Expenses for the Master Premises, for each month which has elapsed since the last month of Sublandlord’s fiscal year, or, if Subtenant’s payments of the prior year’s estimate exceeded the revised or actual Estimated Operating Expenses for the year in question, Sublandlord shall credit the excess to Estimated Operating Expenses next coming due until credited in full. If at any time or times it reasonably appears to Sublandlord that the actual Operating Expenses for the Master Premises for any calendar year will vary from the Estimated Operating Expenses for the Master Premises for such calendar year, Sublandlord may, by written notice to Subtenant, revise

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the Estimated Operating Expenses for the Master Premises for such calendar year, and subsequent payments by Subtenant in such calendar year will be based upon such revised Estimated Operating Expenses for the Master Premises.

ii. Nothing in this Section 5.b shall serve to modify Sublandlord’s and Subtenant’s obligations with respect to repair and maintenance of the Building and the Common Areas set forth elsewhere in this Sublease.

c. Rent payments shall be sent to Sublandlord in care of the following address:

Informatica Corporation

100 Cardinal Way

Redwood City, CA 94063

Attn: Real Estate Department

d. Subtenant shall pay Sublandlord a late charge equal to the lesser of 5% of the late payment of Rent or interest on such Rent at the maximum rate permitted by law, if Rent is not received by Sublandlord within five (5) days after such payment is due.

e. Upon execution of this Sublease, Subtenant shall deliver to Sublandlord Monthly Base Rent and Subtenant’s estimated Percentage Share of Master Premises Operating Expenses for the Sublease Premises in the amount of $67,354.57 for the month of August, 2005. Subtenant shall pay Subtenant’s estimated Percentage Share of Master Premises Operating Expenses for the Sublease Premises for the months of May, June and July, 2005 as follows:

Payment Due Date	Amount
May 1, 2005	$33,462.78
June 1, 2005	$33,462.78
July 1, 2005	$33,462.78

6. SERVICES AND UTILITIES

a. Definitions: The term “HVAC” as used in this Sublease shall be the heating, ventilating and air conditioning (“HVAC”) system for the Building. The term “Building Systems” as used in this Sublease shall be the electrical, plumbing, life safety, backup generator, UPS and sewer systems for the Building.

b. From and after the Early Entry Date, Sublandlord shall arrange for water, gas, electricity, HVAC, garbage collection, and sewer (“Utilities”) to be supplied to the Sublease Premises. Subtenant shall pay Subtenant’s Percentage Share of the cost of the Utilities supplied to the Building, within thirty (30) days after receipt of Sublandlord’s invoices therefor. Notwithstanding the foregoing, with respect to HVAC only, in the event Subtenant is the sole occupant of the Building, Sublandlord shall shut off the air handlers for the HVAC system serving the fourth (4th) floor of the Building and shall close the supply dampers to the third (3rd) floor. Subtenant shall have the right to request and review reasonable evidence supporting Sublandlord’s calculation of Subtenant’s Percentage Share of the costs for such Utilities, but Subtenant’s obligation to pay the cost of the Utilities shall not be dependent upon Subtenant’s approval of such supporting evidence.

c. Notwithstanding anything to the contrary in this Sublease, Sublandlord shall have no responsibility or liability for the interruption of water, gas, electricity, HVAC, garbage collection, sewer, or any other Utility service to the Sublease Premises, and Subtenant shall not have the right to terminate this Sublease due to a failure of one or more Utilities to be supplied to the Sublease Premises.

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d. Subtenant shall contract and pay for its own cable, internet, telephone and long distance services directly to the service provider.

e. Subtenant shall contract and pay for its own security and janitorial services for the Sublease Premises (including trash removal from the Sublease Premises to the dumpster for the Building).

7. MAINTENANCE

Subtenant shall, at its sole cost and expense, keep, maintain, repair and replace the Sublease Premises as required by Section 6.01(a) of the Master Lease, except for those items to be maintained by Sublandlord as provided in subsection 7.c below.

a. Subtenant shall be responsible for repairing any damage to the Sublease Premises or the Building caused by Subtenant or its employees, agents or contractors which is beyond normal wear and tear, and Sublandlord shall have no liability therefore.

b. The waiver of liability provided in the last sentence of Section 6.0l(b) of the Master Lease shall apply to Sublandlord’s obligation to repair and maintain the Sublease Premises, and is incorporated herein by reference, with references to “Lessor” therein deemed to refer to Sublandlord and references to “Lessee” therein deemed to refer to Subtenant.

c. Except for those items to be repaired, maintained, or replaced by Master Landlord under the Master Lease, and except for the Sublease Premises (which shall be maintained by Subtenant), Sublandlord shall be responsible for the maintenance, repair and replacement of the Building, including the Building Systems (as defined in Section 1.c above) and the Building Common Areas (as hereinafter defined), subject to Subtenant’s obligation to reimburse Sublandlord for Subtenant’s Percentage Share of the Building Maintenance Costs as provided in this Subsection 7.c. Sublandlord shall not have an obligation to perform such maintenance, repairs or replacements of the Building, Building Systems or Building Common Areas unless and until Subtenant has given Sublandlord notice of the need for such maintenance, repairs, or replacements. Furthermore, notwithstanding anything in this Sublease to the contrary, Subtenant shall be responsible for the repair and maintenance of the HVAC system distributed within the Sublease Premises, and Sublandlord shall have no responsibility therefor. The Building Common Areas shall mean the exterior Building walls, roof membrane, Building lobbies, hallways in non-exclusive areas, stairwells between floors; elevators and non-exclusive restrooms in the Building and other similar public areas and access ways. Landlord may change the Building Common Areas in Landlord’s sole and absolute discretion.

In addition to the payment of Monthly Base Rent, Subtenant’s Share of Master Premises Operating Expenses, Subtenant’s Utilities, and any other Additional Rent payable by Subtenant under this Sublease, Subtenant shall pay Sublandlord for Subtenant’s Percentage Share of the Building Maintenance Costs within thirty (30) days after Sublandlord has invoiced Subtenant therefore. “Building Maintenance Costs” means all costs and expenses of operating, repairing, maintaining and replacing the Building (including the Building Systems and Building Common Areas) as Sublandlord may from time to time deem appropriate, in Sublandlord’s sole discretion, including, without limitation: (1) costs and expenses incurred by Sublandlord for those items which Sublandlord is required to keep maintain, repair and replace pursuant to Section 6.01(a) of the Master Lease (other than those items for which Subtenant or any other subtenant of the Building is obligated to repair, maintain and replace); (2) the cost of supplies, tools, materials, and equipment for any other Building repairs and maintenance; (3) costs incurred for inspection and servicing, including all outside maintenance contracts necessary or proper for the maintenance of the Building, the Building Systems, and the Building Common Areas, (4) janitorial for the Building Common Areas, window cleaning, sweeping, rubbish removal, exterminating, and water

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treatment, (5) the cost of repair, maintenance and replacement of elevator, electrical, plumbing, and mechanical equipment and all other Building Systems and Building Common Areas, (6) license, permit, and inspection fees; (7) costs of providing security, night watchmen or other security systems which Sublandlord may elect to provide in Sublandlord’s sole discretion; (8) management fees not to exceed the amount customarily charged by an independent entity providing management services to similar buildings in the Redwood City, California area; and (9) cost and expenses for any additional work, labor, materials, services, or improvements to comply with any governmental laws, rules, regulations, or other requirements applicable to the Property. Subtenant shall have the right to request and review reasonable evidence supporting Sublandlord’s calculation of Subtenant’s Percentage Share of the Building Maintenance Costs, but Subtenant’s obligation to pay Subtenant’s Share of the Building Maintenance Costs shall not be dependent upon Subtenant’s approval of such supporting evidence.

8. ASSIGNMENT AND SUBLETTING

Any assignment or subletting by Subtenant of the Sublease or the Sublease Premises shall be governed by the assignment and subletting provisions of the Master Lease, and the term “Lessor” in Article XI of the Master Lease shall mean each of Master Landlord and Sublandlord. Sublandlord and Subtenant will share 50%/50% in all profits associated with an assignment or subletting after any profits due to Master Landlord have been paid, with such profits to be net of Subtenant’s reasonable leasing commissions, legal fees, proceeds from the sale or lease of Subtenant’s personal property to any transferee and the cost of any improvements paid for by Subtenant.

9. NOTICES

All notices and demands of any kind required to be given by Sublandlord or Subtenant hereunder shall be in writing and effective the next business day after depositing with a nationally recognized overnight courier service such as Federal Express or three (3) days after depositing in the United States certified mail, return receipt requested, postage prepaid, and addressed to Sublandlord or Subtenant, as the case may be, at the address set forth below or at such other address as they may designate from time to time by giving notice in accordance with the provisions of this Section 9.

If to Sublandlord:	See Basic Sublease Information

If to Subtenant:	See Basic Sublease Information

If to Master Landlord:	c/o Jay Paul Company 350 California Street, Suite 1905 San Francisco, CA 94111

10. DEFAULTS

The default provisions are articulated in Section 12.01 of the Master Lease.

11. PROVISIONS OF MASTER LEASE

Notwithstanding anything to the contrary contained in this Sublease:

a. Subtenant shall indemnify, defend, protect and hold harmless Sublandlord, and its agents, employees, directors and officers, pursuant to the indemnity provisions of the Master Lease;

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b. Sublandlord does not assume, and is not assuming, any of the obligations of Master Landlord under the Master Lease (including the indemnification, compliance with laws, and maintenance obligations), provided, however, that Sublandlord shall continue to perform all of “Lessee’s” obligations under the Master Lease to the extent those obligations are not made the obligations of Subtenant pursuant to the provisions of this Sublease; and

c. The right of entry of Master Landlord under the Master Lease shall be the right of each of Master Landlord and Sublandlord.

d. References to “Lessor” in Section 2.02, the first five sentences of Section 6.01.b, Sections 6.02, 6.05, the first sentence of Section 7.01, and Sections 7.03, 8.01.a, 13.01, 13.02, 16.01, 17.13, and 17.19 shall mean only Master Landlord. In addition, (i) the phrase “It is the intention of the parties hereto that this Lease shall not be terminable for any reason by Lessee” at the beginning of the third sentence of Section 4.04 shall not be deemed to terminate or otherwise modify Subtenant’s termination rights set forth in this Sublease, and (ii) the reference to “Lessor” in the third sentence of Section 9.01 shall mean both Sublandlord and Master Landlord.

e. Notwithstanding anything to the contrary contained in this Sublease, whenever the consent of Master Landlord is required under the Master Lease, and whenever Master Landlord fails to perform its obligations and covenants under the Master Lease, Sublandlord agrees to use its commercially reasonable, diligent good faith efforts to obtain, at Subtenant’s sole cost and expense, that consent or performance on behalf of Subtenant. In each instance under this Sublease, where Sublandlord is required to use commercially reasonable, diligent good faith efforts to enforce the obligations and covenants of Master Landlord under the Master Lease, such efforts shall be limited to: (1) notifying Master Landlord, upon Subtenant’s written request, of any nonperformance under the Master Lease and requesting that Master Landlord perform its obligations and covenants thereunder; (2) up to ten (10) follow-up letters to Master Landlord if requested by Subtenant; and (3) attending up to five (5) meetings with the Master Landlord which is arranged by Subtenant. In no event shall Sublandlord be required to institute legal proceedings to obtain the performance required from Master Landlord under the Master Lease.

12. ALTERATIONS

In the event Subtenant desires to make alterations, additions or improvements to the Sublease Premises, Subtenant shall concurrently provide to each of Sublandlord and Master Landlord, in accordance with the notice provisions herein, a description of the proposed alterations, additions or improvements, together with and a copy of the proposed plans and specifications for review and approval. Subtenant shall make no alterations, additions or improvements in or to the Sublease Premises without the prior written consent of both Sublandlord (except that Sublandlord’s consent shall not be required for alterations referenced in the “provided, however” clause in the first sentence of Section 6.05) and, if required by the Master Lease, Master Landlord. Sublandlord shall not unreasonably withhold, condition or delay its consent to any proposed alteration, addition or improvement. Notwithstanding the foregoing, it shall not be unreasonable for Sublandlord to withhold consent to any alteration, addition or improvement for which Master Landlord does not provide consent. Sublandlord shall give its consent or reasons for failure to consent to any proposed alteration, addition or improvement within ten (10) business days after Sublandlord has received from Subtenant a description of the proposed alterations, additions or improvements, together with and a copy of the proposed plans and specifications. Any such approved alterations, additions or improvements shall be installed in accordance with the terms of the Master Lease. In the event Subtenant makes any such alterations, additions or improvements, Subtenant shall restore the Sublease Premises at the expiration or earlier termination of the Sublease Term to its condition existing as of the Commencement Date, reasonable wear and tear excepted, unless Master Landlord otherwise agrees in writing. If Master Landlord agrees in writing that any alterations, additions or improvements installed by Subtenant may remain in the Sublease Premises upon the expiration or earlier termination of this Sublease, Sublandlord

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shall not have the right to require that Subtenant remove those alterations, additions or improvements upon the expiration or earlier termination of this Sublease.

13. SURRENDER AND HOLDOVER

Upon the expiration or earlier termination of this Sublease, Subtenant shall promptly quit and surrender to Sublandlord the Sublease Premises broom clean, in the same condition as received, ordinary wear and tear and loss by casualty (not arising from the actions or inactions of Subtenant or its agents, employees or contractors), acts of God, alterations, additions or improvements with respect to which Master Landlord has not reserved the right to require removal, Hazardous Materials (as defined below) not arising out of Hazardous Materials Activities conducted by Subtenant, its agents, employees, contractors, sublessees, assignees and invitees and condemnation excepted. Subtenant shall remove all of its movable furniture and other effects but shall leave the Furniture (as defined in Section 19 below) in the Sublease Premises. In no event shall Subtenant be obligated to remove any alterations, additions or improvements installed in the Sublease Premises by any person, including, without limitation, Sublandlord, prior to the earlier of the commencement of the Early Entry Period or the Sublease Commencement Date. If Subtenant fails to so vacate the Sublease Premises on a timely basis as required, in addition to the amounts for which Subtenant is responsible under the provisions of the Master Lease for such failure to vacate, Subtenant shall reimburse each of Sublandlord and Master Landlord for all costs, expenses, reasonable attorneys fees and damages (including but not limited to any amounts required to be paid to third parties who were to have occupied the Sublease Premises) incurred by Sublandlord and/or Master Landlord as a result of such failure to vacate, plus interest at the maximum rate allowed by law, on all amounts not paid by Subtenant within ten (10) days of demand.

14. SECURITY DEPOSIT

Within five (5) business days after the execution of this Sublease by Subtenant, Subtenant shall pay to Sublandlord the amount of the Security Deposit specified in the Basic Sublease Information as a non-interest bearing security deposit for Subtenant’s performance under this Sublease. The Security Deposit may be in the form of cash or an unconditional, irrevocable letter of credit without documents, from a bank and in a form reasonably acceptable to Sublandlord, with Sublandlord as beneficiary, drawable in whole or in part, and providing for payment at a location in the San Francisco Bay Area on presentation. Sublandlord shall not be required to keep the Security Deposit separate from its general accounts. In the event Subtenant has performed all of the terms and conditions of this Sublease throughout the Sublease Term, this amount paid as Security Deposit shall be returned to Subtenant within 30 days after Subtenant’s vacating the Sublease Premises, after first deducting any sums owing to Sublandlord. In the event Subtenant defaults, beyond applicable notice and cure periods, under this Sublease, Sublandlord will be entitled but not obligated to use or retain some or all of this Security Deposit to compensate for any unpaid rent, loss, expense or risk associated with the default, all without seeking judicial relief. In the event of such recourse to the Security Deposit, Sublandlord is entitled to require Subtenant to replenish the Security Deposit funds on ten (10) days’ written notice. In no event will Subtenant be entitled to have access to or require any portion of Sublandlord’s deposit with the Master Landlord. If the Security Deposit is in all or in part in the form of a Letter of Credit, the failure of Subtenant to deliver a replacement Letter of Credit at least thirty (30) days prior to the expiration of the then-current Letter of Credit, shall constitute a separate default entitling Sublandlord to draw immediately and entirely on the current Letter of Credit and the proceeds shall constitute a cash Security Deposit. Notwithstanding the foregoing, if for any reason Sublandlord draws on the Letter of Credit, then Subtenant shall have the right, upon ten (10) days’ prior written notice to Sublandlord, to obtain a refund from Sublandlord of any unapplied proceeds of the Letter of Credit which Sublandlord has drawn upon, any such refund being conditioned upon Subtenant simultaneously delivering to Sublandlord a replacement Letter of Credit meeting the requirements of this Section.

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15. HAZARDOUS MATERIALS

a. As used herein, the terms “Environmental Laws,” “Hazardous Materials,” and “Hazardous Material Activities” shall have the same meanings as identified on Exhibit C, which is incorporated herein in its entirety by this reference.

b. Subtenant shall conduct any and all of its Hazardous Materials Activities on the Premises and Sublease Premises in compliance with the provisions of the Master Lease and all applicable Environmental Laws.

c. Subtenant shall, at its own expense, procure, maintain in effect and comply with all conditions of any and all environmental permits, licenses, certificates, authorizations, or approvals required under any Environmental Laws for any Hazardous Materials Activities at the Premises or Sublease Premises by Subtenant (“Environmental Approvals”).

d. Sublandlord and Subtenant each shall deliver promptly to the other any notices, orders, or similar documents received from any governmental agency or official or third party concerning any alleged violation of any Environmental Law. Upon having knowledge thereof, Sublandlord and Subtenant each shall promptly provide notice to the other party of:

i. any regulatory action that has been instituted, or threatened by any governmental agency or court with respect to the Premises or Sublease Premises that relates to any Hazardous Materials Activities;

ii. any claim relating to any Hazardous Materials Activities at the Premises; or Sublease Premises; or

iii. any actual or threatened material release on, under or about the Premises or Sublease Premises of any Hazardous Material(s), except any Hazardous Material(s) whose discharge or emission is expressly authorized by and in compliance with an Environmental Approval issued by a federal, state, regional or local governmental agency pursuant to Environmental Laws.

e. Subtenant shall indemnify, hold harmless, and defend Sublandlord from and against any liabilities, claims, demands, obligations, responsibilities, losses, damages (whether punitive or consequential), charges, costs and expenses (including, without limitation, attorneys’, experts’ and consultants’ fees, costs of investigation, and feasibility studies), fines, penalties, and monetary sanctions or interest which are incurred at any time related directly or indirectly to Hazardous Materials Activities of Subtenant or its employees, agents, contractors or invitees on or about the Premises or Sublease Premises, except to the extent any of the foregoing is caused by the negligence or willful misconduct of Sublandlord or Master Landlord.

f. Sublandlord shall indemnify, hold harmless, and defend Subtenant from and against any liabilities, claims, demands, obligations, responsibilities, losses, damages (whether punitive or consequential), charges, costs and expenses (including, without limitation, reasonable attorneys’, experts’ and consultants’ fees, costs of investigation, and feasibility studies), fines, penalties, and monetary sanctions or interest which are related directly or indirectly to Hazardous Materials Activities of Sublandlord or its employees, agents, contractors or invitees on or about the Premises or Sublease Premises, except to the extent any of the foregoing is caused by the Subtenant or Master Landlord.

g. The provisions of Sections 15.e and 15.f shall survive the expiration or earlier termination of this Sublease.

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16. SIGNAGE

Subtenant shall be entitled to place its corporate name and logo on Subtenant’s Percentage Share of the Building monument signage available to the Lessee under the Master Lease, with such signage being subject to the approval of the Master Landlord, the approval of the Sublandlord, the terms of the Master Lease, any CC&Rs and the City of Redwood City sign ordinances. The approval of the Sublandlord shall not be unreasonably withheld or delayed. Subtenant shall remove such signage at the expiration or earlier termination of the Sublease Term at Subtenant’s sole cost and expense, and shall restore any damage caused by such removal.

17. SUBTENANT’S INSURANCE

Subtenant shall during the Sublease Term keep in full force and effect the general liability insurance, all risk property insurance, worker’s compensation insurance and any other insurance required to be carried by Lessee under the Master Lease, all in accordance with the provisions of the Master Lease. Master Landlord, and Sublandlord shall be named additional insureds against claims for personal injury and property liability as described in the Master Lease. Notwithstanding anything to the contrary contained in this Sublease or the Master Lease, Sublandlord hereby consents to Subtenant carrying commercial general liability insurance in the amount of Two Million Dollars ($2,000,000.00); provided, however, that the foregoing reduction shall be subject to the consent of Master Landlord, and if Master Landlord requires that Subtenant carry the amount of commercial general liability insurance required in Section 7.04 of the Master Lease, Subtenant shall carry that amount and Sublandlord’s consent to the lower amount shall be deemed revoked and of no further force or effect. Subtenant shall deliver to Sublandlord at least ten (10) days prior to the respective Sublease Commencement Dates and thereafter at least 30 days prior to expiration of each such policy, certificates of insurance evidencing the coverages required to be carried by Subtenant herein with limits not less than those specified in the Master Lease.

18. MASTER LANDLORD CONSENT

This Sublease (and delivery of possession of the Sublease Premises to Subtenant) is subject to the written consent of Master Landlord, which consent shall be upon terms and conditions acceptable to Subtenant and Sublandlord in their sole and absolute discretion. If Master Landlord refuses to unconditionally consent to this Sublease, or if the consent contains terms and conditions unacceptable to Sublandlord or Subtenant, this Sublease shall terminate and neither party shall have any continuing obligation to the other with respect to the Subleased Premises; provided Sublandlord promptly shall return to Subtenant all sums paid by Subtenant to Sublandlord in connection with Subtenant’s execution of this Sublease. In the event such unconditional consent of Master Landlord is not obtained by Sublandlord by March 15, 2005, then either Sublandlord or Subtenant may terminate this Sublease by giving the other party ten (10) days’ prior written notice, in which case this Sublease shall terminate on the day following the last day of the ten (10) day notice period (unless Master Landlord’s consent is obtained during such ten (10) day period, in which case this Sublease shall remain in full force and effect), neither party shall have any further rights or obligations hereunder and Sublandlord promptly shall return to Subtenant all sums paid by Subtenant to Sublandlord in connection with Subtenant’s execution of this Sublease.

19. FURNITURE

Sublandlord agrees to lease to Subtenant, and Subtenant agrees to lease from Sublandlord, the existing cubicles, furniture, cafeteria, break room and training room furniture (if any), cafeteria kitchen equipment, audio-visual equipment (if any), cable wiring, and phone wiring located in the Sublease Premises on January 4, 2005 (collectively, the “Furniture”) for the duration of the Sublease Term. The Furniture is currently located in the Sublease Premises. Sublandlord represents and warrants to Subtenant

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that Sublandlord owns legal title to the Furniture. Sublandlord’s title to a significant portion of the Furniture is free and clear of liens and encumbrances, and no more than 10% of the Furniture items listed on Exhibit D, including cafeteria kitchen equipment, is subject to any liens or encumbrances. Sublandlord agrees not to voluntarily place any additional liens or encumbrances on the Furniture during the term of this Sublease. If any grills, ranges, hoods, refrigerators or freezers located in the cafeteria kitchen are repossessed and removed from the Sublease Premises by a party having a lien on such items through no fault of Subtenant, then: (i) Subtenant shall promptly notify Sublandlord of the repossession; and (ii)_if the removal of such kitchen equipment materially interferes with Subtenant’s ability to operate the Cafeteria (and Subtenant was operating the Cafeteria immediately prior to the time of such removal), Subtenant’s obligation to operate the Cafeteria shall be abated until such time as Sublandlord replaces such repossessed kitchen equipment with kitchen equipment of similar type and age. Sublandlord and Subtenant shall work together to create a list of the Furniture prior to the Sublease Commencement Date, and shall attach such list to this Sublease as Exhibit D. Notwithstanding the foregoing, Subtenant shall not have the right to utilize Sublandlord’s phone system or phones. Subtenant shall install its own phone switch and incoming data lines from the telephone utility company at Subtenant’s sole cost and expense.

Subtenant may not remove the Furniture from the Sublease Premises, except as may be necessary for routine maintenance or repair. Subtenant shall not be required to pay Sublandlord any additional rental for the lease of the Furniture. The Furniture shall be deemed to have been accepted by Subtenant for all purposes under this Sublease upon Subtenant’s occupancy of the Sublease Premises. No right, title or interest in the Furniture shall pass to Subtenant other than the right to maintain possession and use of the Furniture for the Sublease Term. Subtenant shall give and record such notices and take such other commercially reasonable action at its own expense as may be necessary to prevent any third party from acquiring or having the right under any circumstances to acquire any interest in the Furniture which arises due to Subtenant’s actions. Subtenant accepts the Furniture in its “as is” condition. Subtenant hereby assumes all risk of loss, damage or destruction (beyond normal wear and tear) to the Furniture from the date of commencement of Subtenant’s occupancy of the Sublease Premises until the Furniture has been returned to, and accepted by, Sublandlord upon the expiration or earlier termination of the Sublease Term. If during the Sublease Term any item of Furniture shall become lost, stolen, destroyed, damaged beyond repair or rendered permanently unfit for use for any reason (beyond normal wear and tear), or in the event of any condemnation, confiscation, theft or seizure or requisition of title to or use of the Furniture not caused by Sublandlord, Subtenant shall immediately pay to Sublandlord an amount equal to the value of such item at the time of such loss.

20. SUBTENANT’S RIGHT TO TERMINATE EARLY

Subtenant shall have the one-time right to terminate this Sublease by giving Sublandlord written notice of termination no later than October 31, 2008, time being strictly of the essence. If Subtenant provides the written notice to Sublandlord by October 31, 2008, this Sublease shall terminate on July 30, 2009. If Subtenant fails to provide written notice of termination to Sublandlord by October 31, 2008, this right to terminate shall be null and void, and of no further force or effect.

21. FIRST RIGHT OF REFUSAL FOR THIRD FLOOR SPACE

If at any time, and from time to time, after the Effective Date, Sublandlord receives a bona fide offer to sublease any space on the second floor of the Building from a third party not affiliated with Sublandlord (a “Bona Fide Offer”), and Sublandlord finds such Bona Fide Offer acceptable, Sublandlord shall give Subtenant notice of the Bona Fide Offer accompanied by a copy of such Bona Fide Offer. Subtenant shall have a period of five (5) business days after receipt of notice of such Bona Fide Offer to give Sublandlord notice of its intention to sublease all the space in the Building which is the subject of the Bona Fide Offer (whether or not the Bona Fide Offer includes space on other floors of the Building in addition to space on the third floor) on the business terms set forth in the Bona Fide Offer. Subtenant

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may not elect to sublease less than the entire amount of space which is the subject of the Bona Fide Offer. If Subtenant gives Sublandlord notice of its intention to sublease the space which is the subject of the Bona Fide Offer within the five (5) business days, the parties shall then enter into a sublease for the space in the Building which is the subject of the Bona Fide Offer within thirty (30) days thereafter, which sublease shall be coterminous with this Sublease, contain the terms and conditions of the Bona Fide Offer and the remaining terms and conditions shall be the same as those of this Sublease. If Subtenant fails to notify Sublandlord within the five (5) business day period that Subtenant elects to sublease the space in the Building which is the subject of the Bona Fide Offer, for a period of six (6) months thereafter Sublandlord shall be free to sublease such space to a third party on terms no less favorable than those contained in the Bona Fide Offer without re-offering it to Subtenant. Upon the expiration of such six (6) month period, if Sublandlord has not so subleased such space, Sublandlord again shall be obligated to offer the third floor portion of the space at issue to Subtenant when and if during the Sublease Term such space again becomes the subject of a Bona Fide Offer.

22. BROKERS

a. Subtenant represents and warrants that it has not had dealings with any real estate broker, finder or other person who could claim a commission or finder’s fee from Sublandlord with respect to this Sublease other than Subtenant’s Broker specified in the Basic Sublease Information and Wayne Mascia. Sublandlord shall pay Sublandlord’s Broker a commission on the non-cancelable portion of this Sublease, subject to the terms of a separate agreement. The commission on the cancelable portion of this Sublease shall be due and payable by Sublandlord to Sublandlord’s Broker if the Subtenant waives its right to terminate this Sublease as set forth in Section 20 hereof, or fails to properly exercise the termination right as provided in Section 20 hereof. Sublandlord’s Broker shall share such commission with Subtenant’s Broker. As between Subtenant and Sublandlord, Subtenant shall be responsible for payment of any additional compensation owing to Subtenant’s Broker or any other broker, finder or other person, including Wayne Mascia, who could claim a commission or finder’s fee from Sublandlord with respect to this Sublease.

b. Sublandlord represents and warrants that it has not had dealings with any real estate broker, finder or other person who could claim a commission or finder’s fee from Sublandlord with respect to this Sublease other than Sublandlord’s Broker.

c. Each party shall indemnify, defend and hold the other harmless from all damages, costs, expenses, and liability resulting from such party’s breach of the foregoing representation and warranty. This indemnity shall survive the termination of the Sublease.

23. BOARD APPROVAL. This Sublease is contingent upon the approval of the Board of Directors of each of Sublandlord and Subtenant being obtained no later than 5:00 p.m. Pacific Standard Time on February 25, 2005, as such date may be extended in writing by the parties. In the event the foregoing contingency is not satisfied by 5:00 p.m. Pacific Standard Time on February 25, 2005, as such date may be extended, this Sublease shall be void and of no further force and effect, and Sublandlord shall return to Subtenant the security deposit and the prepaid rent.

24. FITNESS CENTER. A fitness center exists within the complex and, to the extent it is open and operating, is available for Subtenant’s use at no additional cost on the terms and conditions provided herein. Subtenant’s membership to the fitness center shall be limited to 2 memberships per 1,000 rentable square feet of the Sublease Premises, and shall be subject to all the rules and regulations of the Master Landlord. Sublandlord does not represent or warrant to Subtenant that Master Landlord will continue to open and operate the fitness center for the tenants of the complex. The continued availability of the fitness center shall not be condition precedent to this Sublease, and the failure of the fitness center to be

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available to Subtenant shall have no effect upon this Sublease or the rent payable by Subtenant to Sublandlord under this Sublease.

25. MISCELLANEOUS

a. This Sublease may be executed in one or more counterparts, each of which shall be deemed the original, and together which shall constitute an original. Facsimile signatures shall be treated and have the same effect as original signatures.

b. The individuals signing below represent that they have the requisite corporate authority to execute this Sublease on behalf of their respective corporations and to bind their respective corporations to the terms and conditions of this Sublease. This Sublease shall be signed by the President, Chief Executive Officer or a Corporate Vice President of each party.

c. This instrument contains all of the agreements and conditions made between the parties hereto and may not be modified orally or in any other manner other than by an agreement in writing signed by all of the parties hereto. This Sublease supersedes and revokes all prior agreements, negotiations, letter of intent and understandings, whether oral or in writing, between the parties or their respective representatives.

d. The benefit of the provisions of this Sublease is expressly limited to Sublandlord and Subtenant and their respective permitted successors and assigns. Under no circumstances will any third party be construed to have any rights as a third party beneficiary with respect to any of said provisions.

e. The Basic Sublease Information is incorporated in this Sublease in its entirety by this reference.

f. If any party brings an action or proceeding to enforce the terms hereof or declare rights hereunder the prevailing party in such proceeding, action or appeal thereon, shall be entitled to recover its reasonable attorneys’ fees, expert witness fees and costs.

26. AMENDMENT OR MODIFICATION. Sublandlord and Master Landlord shall not amend or modify the Master Lease in any way so as to materially or adversely affect Subtenant or its interest hereunder, materially increase Subtenant’s obligations hereunder or materially restrict Subtenant’s rights hereunder, without the prior written consent of Subtenant, which may be withheld in Subtenant’s sole discretion.

27. QUIET ENJOYMENT. Subtenant shall peacefully have, hold and enjoy the Sublet Space, subject to the terms and conditions of this Sublease, provided that Subtenant pays all Base Rent and additional rent and performs all of Subtenant’s covenants and agreements contained herein.

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28. RIGHT TO DIRECT SUBLEASE PAYMENTS. Sublandlord hereby acknowledges that Sublandlord’s failure to pay the rent and other sums owing by Sublandlord to Master Landlord under the Master Lease will cause Subtenant to incur damages, costs and expenses not contemplated by the Sublease, especially in those cases where Subtenant has paid sums to Sublandlord hereunder which correspond in whole or in part to the amounts owing by Sublandlord to Master Landlord under the Master Lease. Accordingly, Subtenant shall have the right to pay all rent and other sums owing by Subtenant to Sublandlord hereunder for those items which also are owed by Sublandlord to Master Landlord under the Sublease directly to Master Landlord on the following terms and conditions: (i) Subtenant has been informed by Master Landlord in writing that Sublandlord has failed to make any payment required to be made by Sublandlord to Master Landlord under the Master Lease and Sublandlord fails to provide adequate proof of payment within two (2) business days after Subtenant’s written demand requesting such proof; (ii) Subtenant shall not prepay any amounts owing by Subtenant without the consent of Sublandlord; (iii) Subtenant shall provide to Sublandlord concurrently with any payment to Master Landlord reasonable evidence of such payment; and (iv) if Sublandlord notifies Subtenant that it disputes any amount demanded by Master Landlord, Subtenant shall not make any such payment to Master Landlord unless Master Landlord has issued a three-day notice to pay such amount or forfeit the Master Lease.

IN WITNESS WHEREOF, the parties have executed this Sublease as of the latest of the dates set forth below.

“SUBLANDLORD”		“SUBTENANT”

Informatica Corporation		Openwave Systems Inc.
a Delaware corporation		a Delaware corporation

By:	/s/ Earl E. Fry	By:	/s/ Gregory J. Wrenn
Print Name: Earl E. Fry		Print Name: Gregory J. Wrenn
Title: EVP & CFO		Title: VP & General Counsel
Date Executed: 2/25/05		Date Executed: Feb. 28, 2005

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EXHIBITS TO BE ATTACHED TO SUBLEASE

Exhibit A	Master Lease

Exhibit B	Plan of Sublease Premises

Exhibit B-1	Warehouse Area

Exhibit C	Hazardous Materials Definitions

Exhibit D	Furniture List

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TRIPLE NET BUILDING LEASE

Between

PACIFIC SHORES CENTER LLC,

as

LESSOR

and

INFORMATICA CORP.

a Delaware corporation

as

LESSEE

for

PREMISES

at

Pacific Shores Center

Building 2

Redwood City, California

ARTICLE I

PARTIES

Section 1.01. Parties. This Lease, dated for reference purposes, and effective as of February 22, 2000, is made by and between PACIFIC SHORES CENTER LLC, or assignee, (“Lessor”) and INFORMATICA CORP., a Delaware corporation (“Lessee”).

ARTICLE II

PREMISES

Section 2.01. Demise of Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the terms and conditions set forth herein, Premises consisting of one building (“Building”) of ten free standing, office and research and development buildings (“Buildings”) to be constructed by Lessor on real property situated in Redwood City, County of San Mateo, State of California and commonly known as Pacific Shores Center which Lessor is in the process of acquiring (the “Property”). The Building will be four stories tall and will consist of approximately one hundred forty-four thousand ninety-two (144,092) rentable square feet, as more particularly described and depicted herein in Exhibit “A.” The actual rentable square footage of the Building (the “Rentable Area”) will be determined and certified by Lessor’s architect by a method described as “dripline,” whereby the measurement encompasses the outermost perimeter of the constructed building, including every projection thereof and all area beneath each such projection, whether or not enclosed, with no deduction for any inward deviation of structure and with the measurement being made floor by floor, beginning from the top of the Building. The Building and appurtenances described herein, the Property, and all other improvements to be built on the Property are together designated as the “Project.” The Building leased hereunder, commonly known as Building 2 – Pacific Shores Center, Redwood City, California, and its appurtenances described herein are herein designated as the “Premises.”

Section 2.02. Common Area. During the Lease Term, Lessee shall have the non-exclusive right to use the Common Area defined herein. Lessor reserves the right to modify the Common Area, including reducing the size or changing the use, configuration and elements thereof in its sole discretion and to close or restrict access from time to time for repair, maintenance or to prevent a dedication thereof, provided that Lessee nonetheless shall have access to parking and the Premises during such activities and there shall be no material, adverse impact on Lessee’s use of the Premises. Lessor further reserves the right to establish, repeal and amend from time to time rules and regulations for the use of the Common Area and to grant reciprocal easements or other rights to use the Common Area to owners of other property. “Common Area” includes, without limitation, landscaping, sidewalks, walkways, driveways, curbs, parking lots (including striping), sprinkler systems, lighting, surface water drainage systems as well as baseball and soccer fields, an amenities/athletic facility and, to the extent required by government authorities having jurisdiction over Lessor’s development of the Project, a waterfront park, perimeter walking/biking trail, amphitheater, marine life resource center, retreat and conference center, child care center and such further portions of the Project or

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additional or different facilities as Lessor may from time to time designate or install or make available for the use by Lessee in common with others.

Section 2.03. Parking. Lessor shall provide Lessee with parking spaces within the Common Area in the ratio to space within the Building as required by law, which is three (3) spaces per one thousand (1,000) square feet of interior space within the Building. In the event Lessor elects or is required by any law to limit or control parking at the Premises, whether by validation of parking tickets or any other method of assessment, Lessee agrees to participate in such validation or assessment program under such reasonable rules and regulations as are from time to time established by Lessor. Said parking shall be provided at no additional cost except as expressly provided herein in Article VI for reimbursement of repair, replacement and maintenance, and except for any governmental or public authority charges, fees or impositions of any nature hereafter imposed.

Section 2.04. Construction.

(a) Government Approvals. Lessor shall diligently pursue obtaining governmental approval of a Site Plan and Building design and elevations with respect to the development of the Premises, copies of which are attached hereto as Exhibit “A.” The parties acknowledge and agree that the final footprint and elevations of the Building may vary from those attached as Exhibit “A” because the plans and specifications will undergo a plancheck process with the City of Redwood City and Lessor will make such revisions as are required or are otherwise deemed necessary or appropriate by Lessor, provided however, that nothing herein shall be deemed to relieve Lessor from the duty to develop the Building substantially in compliance with Exhibit “A.”

(b) Construction of Shell Building. Lessor, utilizing Rudolph & Sletten (or such alternate as Lessor in its sole discretion may select) as general contractor (“General Contractor”), shall construct the “Building Shell” (as defined in the attached Exhibit “D”) in accordance with (i) plans and specifications to be attached as Exhibit “B” and (ii) all existing applicable municipal, local, state and federal laws, statutes, rules, regulations and ordinances. Lessor shall pay all costs of constructing the Building Shell.

(c) Construction of Tenant Improvements. All improvements not included within the scope of the Building Shell shall be deemed “Tenant Improvements.” Lessor, using the General Contractor, shall construct the Tenant Improvements and shall contribute the Tenant Improvement Allowance towards the payment of same and Lessee shall pay all costs associated with same in excess of the Tenant Improvement Allowance.

(d) Tenant Improvement Plans and Cost Estimate. Lessee shall work with Lessor’s architect to develop interior schematic drawings and Lessee shall approve final interior schematic drawings for the Building Tenant Improvements no later than July 15, 2000. Lessee shall work with Lessor’s architect to develop working drawings outlining, among other things, Lessee’s wall layout, detailed electrical and air conditioning requirements and finishes

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(“Working Drawings”) and Lessee shall approve final Working Drawings on or before September 15, 2000. The cost of the interior schematic drawings and Working Drawings shall be a Tenant Improvement cost. Based on this information, Landlord shall cause the General Contractor to prepare and deliver to Lessee a budget for the Tenant Improvements (“Budget”). Lessee shall approve the Budget (or modify the same with Lessor’s consent), in writing, within ten (10) business days thereafter. The Working Drawings and Budget must be approved by Lessor in writing and be of quality equal to or greater than the Interior Specifications Standards set forth in Exhibit “C” and must encompass the build-out of the entire Premises. Once the Budget is approved, Lessor shall enter into a guaranteed maximum price contract with the General Contractor for the construction of the Tenant Improvements.

(e) Cost Responsibilities. Attached as Exhibit “C” to this Lease is a Work Letter Agreement for Tenant Improvements, and Exhibit “D,” Cost Responsibilities of Lessor and Lessee, which together with this Section 2.04, describe the planning and payment responsibilities of the Lessor and Lessee with respect to the construction of the Shell Building and Tenant Improvements at the Premises. All approved Tenant Improvements shall be constructed in accordance with a construction schedule approved by Lessor and no portion of the Building interior shall remain unimproved.

(f) Tenant Improvement Allowance. Lessor shall provide to Lessee semi-improved “cold shell” facilities as described in Exhibit “D” attached and a Tenant Improvement Allowance of $25.00 per square foot to be used for the Tenant Improvements outlined in Exhibit “D,” all as outlined in the Tenant Improvement Work Letter attached as Exhibit “C.” Subcontracts for all Tenant Improvement Work shall be obtained by a sealed competitive bid process (involving at least two qualified bidders) wherever practical and as to work done without such process, Lessor or the General Contractor shall provide reasonable assurance to Lessee that the cost and expense of same is competitive in the industry for first-class workmanship and materials.

(g) Payment for Tenant Improvements. Within five (5) business days after the Budget is approved by Lessor and Lessee, Lessee shall deposit Lessee’s share of the amount budgeted for the entire Tenant Improvement construction schedule (together with the cost of any Tenant Improvements already made) with Lessor’s construction lender to be held in an escrow account, with interest from said account, if any, shall accrue to the benefit of lessee. After completion of Tenant Improvements, any balance of said account should be paid to lessee. Lessee’s share is the portion of the budgeted amount not paid from the Tenant Improvement Allowance as described in the following sentence. Said construction lender shall issue payments from said account pursuant to the construction contract for the Tenant Improvements with a portion of each payment being taken from the Tenant Improvement Allowance (in the same ratio as the Tenant Improvement Allowance bears to the entire Budget total) and the balance being paid from Lessee’s deposit, until the Tenant Improvement Allowance is exhausted, whereupon any remaining payments shall be made 100% by Lessee. Lessor shall manage the construction of the Tenant Improvements for a construction management fee of 2.5% of the Tenant Improvement Contract amount (as the same may change by agreement of the parties) due and payable in nine equal monthly installments beginning on the first day of the calendar month following the calendar month in which the Budget is first approved.

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(h) Lessee’s Fixturing Period. Lessor shall provide Lessee access to the Premises during the thirty (30) day period prior to the Commencement Date (“Lessee’s Fixturing Period”) for the purpose of installing furnishings and equipment, e.g. security system, furniture system and phone and data system, provided, that Lessee and Lessee’s employees and contractors shall at all times avoid interfering with Lessor’s ongoing work to bring the Premises to a substantially completed condition. Except for payment of Base Rent, all terms and provisions of this Lease shall apply during Lessee’s Fixturing Period, including, without limitation, Lessee’s indemnity and other obligations set forth in Sections 7.07., 7.08. and 17.22. hereof and payment of Additional Rent pursuant to Section 4.05 hereof.

ARTICLE III

TERM

Section 3.01. Lease Term.

(a) Commencement Date. The term of this Lease (“Lease Term”) shall be for twelve (12) years beginning on the earlier of (i) the date a Certificate of Occupancy (Or Notice of Substantial Completion) first is issued affecting the Building, or (ii) the date on which Lessee first occupies or conducts business at the Premises (the “Commencement Date”) provided that, (i) for each day of delay by Lessee in failing to approve the interior schematic drawings or the Working Drawings when required under Section 2.04(d), or (ii) for each day of delay by Lessee in failing to approve the Budget, in writing, within fourteen (14) days after delivery by the General Contractor as provided in Section 2.04(d), or (iii) for each day of delay caused by any changes to the approved Working Drawings requested by Lessee, or (iv) for each day that any other act or omission by Lessee causes the construction schedule for Tenant Improvements to be delayed (collectively “Lessee Delay”), the Commencement Date shall occur one (1) day in advance of the date of the Certificate of Occupancy for each such day of delay. For example, if seven (7) days of Lessee Delay causes the date of issuance of the Certificate of Occupancy to occur on July 8, 2001 rather than July 1, 2001, the Commencement Date shall be July 1, 2001 for all purposes, including payment of Base Rent. The Lease Term shall expire, unless sooner terminated or extended as provided herein, on the date which completes twelve (12) years after the Commencement Date occurs, e.g. if the date on which the Commencement Date occurs is July 1, 2001, the Lease Term shall expire on June 30, 2013 and if the Commencement Date is July 3, 2001, the Lease Term shall expire on July 2, 2013 (“Expiration Date”). The parties shall execute a “Memorandum of Commencement of Lease Term” when the Commencement Date becomes known, which shall include a certification of the actual Rentable Area of the Building determined by the methodology described in Section 2.01. and the actual monthly installments of Base Rent to be paid pursuant to Section 4.01., and shall be substantially in the form attached hereto as Exhibit “E.”

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(b) Scheduled Commencement Date. Lessor shall use commercially reasonable efforts to cause the Certificate of Occupancy for the Building to be issued no later than July 1, 2001 (“Scheduled Commencement Date”). If a Certificate of Occupancy is not issued for the Building on or before the Scheduled Commencement Date, this failure shall not affect the validity of this Lease or the obligations of Lessee under it. If the Commencement Date is adjusted for delay from any cause, the Expiration Date shall be likewise adjusted for a like period.

(c) Termination in Event of Delay. If for any reason Lessor is unable to cause the issuance of a Certificate of Occupancy for the Building, on or before the date which is one hundred twenty (120) days after the Scheduled Commencement Date (for a reason other than Lessee Delay or delay excused under Section 17.21.), Lessee, at its sole election, may terminate this Lease upon giving notice within ten (10) days thereafter. Failure to give such notice within said time period constitutes an irrevocable waiver of the foregoing right to terminate under this Section 3.01(c).

(d) Lessee Termination Rights. In the event that either (i) Lessor is not the fee owner of the Property on or before May 15, 2000, or (ii) Lessor has not presented Lessee with reasonable evidence on or before July 15, 2000, that it has obtained a commitment letter for financing in an amount sufficient to complete the construction of the Building Shell and fund the Tenant Improvement Allowance, then Lessee shall have the right to terminate this Lease upon written notice to Lessor within sixty (60) days after either May 15, 2000 or July 15, 2000, as applicable. If Lessee terminates this Lease in accordance with this paragraph, neither party shall have any further rights or obligations hereunder.

Section 3.02. Option to Extend.

(a) Exercise. Lessee is given one (1) option to extend the Lease Term (“Option to Extend”) for a five (5) year period (“Extended Term”) following the date on which the initial Lease Term would otherwise expire, which option may be exercised only by written notice (“Option Notice”) from Lessee to Lessor given not less than twelve (12) months prior to the end of the initial Lease Term (“Option Exercise Date”); provided, however, if Lessee is in material default under this Lease (beyond the expiration of any applicable notice period) on the Option Exercise Date or on any day thereafter on or before the last day of the initial Lease Term, the Option Notice shall be totally ineffective, and this Lease shall expire on the last day of the initial Lease Term, if not sooner terminated. The right of Lessee to exercise an Option to Extend shall not be affected by any sublease or assignment of this Lease previously entered into by Lessee pursuant to the provisions of this Lease.

(b) Extended Term Rent. In the event Lessee exercises its Option to Extend set forth herein, all the terms and conditions of this Lease shall continue to apply except that the Base Rent payable by Lessee during each Option Term shall be equal to one hundred percent (100%) of Fair Market Rent (defined below), as determined under subparagraph (c) below with annual three and five tenths percent (3.5%) increases pursuant to Section 4.02 below. “Fair Market Rent” shall mean the effective rate being charged (including periodic adjustments thereto as

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applicable during the period of the Extended Term), for comparable space in similar buildings in the vicinity, i.e. of a similar age and quality considering any recent renovations or modernization, and floor plate size or, if such comparable space is not available, adjustments shall be made in the determination of Fair Market Rent to reflect the age and quality of the Building and Premises as contrasted to other buildings used for comparison purposes, with similar amenities, taking into consideration: size, location, floor level, leasehold improvements or allowances provided or to be provided, term of the lease, extent of services to be provided, the time that the particular rate under consideration became or is to become effective, and any other relevant terms or conditions applicable to both new and renewing tenants, but in no event less than the monthly Base Rent prevailing during the last year of the initial Lease Term.

(c) Determination of Fair Market Rent.

(i) Negotiation. If Lessee so exercises its Option to Extend in a timely manner, the parties shall then meet in good faith to negotiate the Base Rent for the Premises for the Extended Term, during the first thirty (30) days after the date of the delivery by Lessee of the Option Notice (the “Negotiation Period”). If, during the Negotiation Period, the parties agree on the Base Rent applicable to the Premises for the Extended Term, then such agreed amount shall be the Base Rent payable by Lessee during the Extended Term.

(ii) Arbitration. In the event that the parties are unable to agree on the Base Rent for the Premises within the Negotiation Period, then within ten (10) days after the expiration of the Negotiation Period, each party shall separately designate to the other in writing an appraiser to make this determination. Each appraiser designated shall be a member of MAI and shall have at least ten (10) years experience in appraising commercial real property, of similar quality and use as the Premises, in San Mateo County. The failure of either party to appoint an appraiser within the time allowed shall be deemed equivalent to appointing the appraiser appointed by the other party, who shall then determine the Fair Market Rent for the Premises for the Extended Term. Within five (5) business days of their appointment, the two designated appraisers shall jointly designate a third similarly qualified appraiser. Within thirty (30) days after their appointment, each of the two appointed appraisers shall submit to the third appraiser a sealed envelope containing such appointed appraiser’s good faith determination of the Fair Market Rent for the Premises for the Extended Term; concurrently with such delivery, each such appraiser shall deliver a copy of his or her determination to the other appraiser. The third appraiser shall within ten (10) days following receipt of such submissions, then determine which of the two appraisers’ determinations most closely reflects Fair Market Rent as defined above. The determination most closely reflecting the third appraiser’s determination shall be deemed to be the Fair Market Rent for the Premises during the Extended Term; the third appraiser shall have no rights to adjust, amend or otherwise alter the determinations made by the appraiser selected by the parties, but must select one or the other of such appraisers’ submissions. The determination by such third appraiser shall be final and binding upon the parties. Said third appraiser shall, upon selecting the determination which most closely resembles Fair Market Rent, concurrently notify both parties hereto. The Base Rent for the Extended Term shall be the determination so selected. The parties shall share the appraisal expenses equally. If the

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Extended Term begins prior to the determination of Fair Market Rent, Lessee shall pay monthly installments of Base Rent equal to one hundred ten percent (110%) of the monthly installment of Base Rent in effect for the last year of the initial Lease Term. Once a determination is made, any over payment or under payment shall be reimbursed as a credit against, or paid by adding to, the monthly installment of Base Rent next falling due.

ARTICLE IV

RENT: TRIPLE NET LEASE

Section 4.01. Base Rent. Lessee shall pay to Lessor as Base Rent an initial monthly installment of Three Dollars and Fifty Cents ($3.50) per square foot of Rentable Area as determined under Section 2.01., in advance, on the first day of each calendar month of the Lease Term, commencing on the Commencement Date. Base Rent for any period during the Lease Term which is for less than one month shall be a pro rata portion of the monthly installment (based on the actual days in that month).

Section 4.02. Rent Adjustment. The Base Rent set forth in Section 4.01. above shall be adjusted upward by an annual compounded increase of three and five tenths percent (3.5%), as of the first day of the thirteenth (13th) full calendar month following the Commencement Date and as of each anniversary of that date thereafter during the Lease Term, as shown on Exhibit “E” attached hereto.

Section 4.03. First Payment of Base Rent. The first payment of Base Rent shall be due within five (5) days after Lessee’s execution of this Lease. Base Rent payments shall resume on the first day of the calendar month immediately succeeding the Commencement Date. If the Commencement Date is other than the first day of a calendar month, the first payment of Base Rent subsequent to the Commencement Date, but only that payment of Base Rent, shall be reduced by any excess of the first Base Rent installment paid in advance over the prorated amount actually due for such partial first month of the Lease Term.

Section 4.04. Absolute Triple Net Lease. This Lease is what is commonly called a “Absolute Triple Net Lease,” it being understood that Lessor shall receive the Base Rent set forth in Section 4.01. free and clear of any and all expenses, costs, impositions, taxes, assessments, liens or charges of any nature whatsoever. Lessee shall pay all rent in lawful money of the United States of America to Lessor at the notice address stated herein or to such other persons or at such other places as Lessor may designate in writing on or before the due date specified for same without prior demand, set-off or deduction of any nature whatsoever. It is the intention of the parties hereto that this Lease shall not be terminable for any reason by Lessee, and that except as herein expressly provided in Articles III, VIII and XIII, concerning delay, destruction and condemnation, Lessee shall in no event be entitled to any abatement of or reduction in rent payable under this Lease. Any present or future law to the contrary shall not alter this agreement of the parties.

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Section 4.05. Additional Rent. In addition to the Base Rent reserved by Section 4.01., Lessee shall pay, as Additional Rent, all taxes, assessments, fees and other impositions in accordance with the provisions of Article IX, insurance premiums in accordance with the provisions of Article VII, operating charges, and Common Area facility use privilege charges with respect to the amenities/athletic facility equating to Lessee’s share of said facilities allocation of Base Rent and Additional Rent as well as, maintenance, repair and replacement costs and expenses, utility charges, and other costs and charges allocable to the Common Area and the Common Area facilities and the Outside Areas of the Premises, all in accordance with the provisions of Article VI and any other charges, costs and expenses (including appropriate reserves therefor) which are contemplated or which may arise under any provision of this Lease during the Lease Term, plus a Management Fee to Lessor equal to 3% of the Base Rent. The Management Fee is due and payable, in advance, with each installment of Base Rent. All of such charges, costs, expenses, Management Fee and all other amounts payable by Lessee hereunder, shall constitute Additional Rent, and upon the failure of Lessee to pay any of such charges, costs or expenses, Lessor shall have the same rights and remedies as otherwise provided in this Lease for the failure of Lessee to pay Base Rent. To the extent any of the aforesaid amounts are fairly allocable to the Common Area or to other portions of the Project, Lessee’s obligation is to pay only its proportionate share as determined by Lessor based upon the ratio of the Rentable Area of the Premises to the Rentable Area of other office and research and development buildings at the Project.

(b) Payment. To the extent not paid pursuant to other provisions of this Lease, and at Lessor’s sole election, Lessor may submit invoices and Lessee shall pay Lessee’s share of Additional Rent in monthly installments on the first day of each month in advance in an amount to be estimated by Lessor, based on Lessor’s experience in managing office/research and development projects. Within ninety (90) days following the end of the period used by Lessor in estimating Additional Rent, Lessor shall furnish to Lessee a statement (hereinafter referred to as “Lessor’s Statement”) of the actual amount of Lessee’s proportionate share of such Additional Rent for such period. Within fifteen (15) days thereafter, Lessee shall pay to Lessor, as Additional Rent, or Lessor shall remit or credit to Lessee, as the case may be, the difference between the estimated amounts paid by Lessee and the actual amount of Lessee’s Additional Rent for such period as shown by such statement. Monthly installments for the ensuing year shall be adjusted upward or downward as set forth in Lessor’s Statement.

Section 4.06. Security Deposit. Upon the date this Lease is executed by Lessee, Lessee shall deposit with Lessor a Security Deposit equal to twelve (12) month’s estimated Base Rent in the amount of Five Million, Nine Hundred Sixty-Four Thousand, Six Hundred Thirty and no cents ($6,051,864.00) in the form of cash or an unconditional, irrevocable letter of credit without documents, with Lessor as beneficiary, drawable in whole or in part, and providing for payment in San Francisco on presentation of Lessee’s drafts on sight, drawable and otherwise from a bank and in a form acceptable to Lessor (the “Security Deposit”). The Security Deposit shall be held by Lessor as security for the faithful performance by Lessee of all of the terms, covenants, and conditions of this Lease applicable to Lessee. If Lessee is in breach of this Lease (beyond any applicable cure period provided herein) with respect to any provision of this Lease, including but

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not limited to the provisions relating to the condition of the Premises upon Lease Termination, Lessor may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any amount which Lessor may spend by reason of Lessee’s default or to compensate Lessor for any loss or damage which Lessor may suffer by reason of Lessee’s default. If any portion of the Security Deposit is so used or applied, Lessee shall, within ten days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore the Security Deposit to its original amount. Lessee’s failure to do so shall be a Default by Lessee. The rights of Lessor pursuant to this Section 4.06. are in addition to any rights which Lessor may have pursuant to Article 12 below. If Lessee fully and faithfully performs every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned (without interest) to Lessee (or, at Lessor’s option, to the last assignee of Lessee’s interests hereunder) at Lease expiration or termination and after Lessee has vacated the Premises. Lessor shall not be required to keep the Security Deposit separate from Lessor’s general funds or be deemed a trustee of same. Subject to the prior written approval of Lessor and Lessor’s lender(s), the letter of credit may be reduced to an amount not less than the total of three (3) months of Base Rent at the then current rate, if Lessee establishes through financial statements prepared in accordance with generally accepted accounting principles and in a form acceptable to Lessor that Lessee has achieved annual revenue for a period of at least one (1) fiscal year of at least Seven Hundred Fifty Million Dollars ($750,000,000) and has further achieved quarterly operating profit of at least One Hundred Million Dollars ($75,000,000) for not less than four (4) consecutive calendar quarters. If the Security Deposit is in whole or in part in the form of a Letter of Credit, failure of Lessee to deliver a replacement Letter of Credit to Lessor at least forty-five (45) days prior to the expiration date of any current Letter of Credit shall constitute a separate default entitling Lessor to draw down immediately and entirely on the current Letter of Credit and the proceeds shall constitute a cash Security Deposit.

ARTICLE V

USE

Section 5.01. Permitted Use and Limitations on Use. The Premises shall be used and occupied only for office, research and development, together with such ancillary uses which do not cause excessive wear of the Premises or increase the potential liability of Lessor, and for no other use, without Lessor’s prior written consent. Lessee shall not use, suffer or permit the use of the Premises in any manner that will tend to create or constitute waste, nuisance or unlawful acts. In no event shall it be unreasonable for Lessor to withhold its consent as to uses which it determines would tend to increase materially the wear of the Premises or any part thereof or increase the potential liability of Lessor or decrease the marketability, financability, leasability or value of the Premises or Project. Lessee shall not do anything in or about the Premises which will (i) cause structural injury to the Building or Premises, or (ii) cause damage to any part of the Building or Premises except to the extent reasonably necessary for the installation of Lessee’s trade fixtures and Lessee’s Alterations, and then only in a manner which has been first approved by Lessor in writing. Lessee shall not operate any equipment within the Building or Premises which will (i) materially damage the Building or the Common Area, (ii) overload existing electrical systems or other mechanical equipment servicing the Building, (iii) impair the efficient operation of the sprinkler system or the heating, ventilating or air conditioning (“HVAC”)

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equipment within or servicing the Building, (iv) damage, overload or corrode the sanitary sewer system, or (v) damage the Common Area or any other part of the Project. Lessee shall not attach, hang or suspend anything from the ceiling, roof, walls or columns of the Building or set any load on the floor in excess of the load limits for which such items are designed nor operate hard wheel forklifts within the Premises. Any dust, fumes, or waste products generated by Lessee’s use of the Premises shall be contained and disposed so that they do not (i) create an unreasonable fire or health hazard, (ii) damage the Premises, or (iii) result in the violation of any law. Except as approved by Lessor, Lessee shall not change the exterior of the Building, or the outside area of the Premises, or install any equipment or antennas on or make any penetrations of the exterior or roof of the Building. Lessee shall not conduct on any portion of the Premises any sale of any kind, including any public or private auction, fire sale, going-out-of-business sale, distress sale or other liquidation sale. No materials, supplies, tanks or containers, equipment, finished products or semifinished products, raw materials, inoperable vehicles or articles of any nature shall be stored upon or permitted to remain within the outside areas of the Premises except in fully fenced and screened areas outside the Building which have been designed for such purpose and have been approved in writing by Lessor for such use by Lessee.

Section 5.02. Compliance with Law.

(a) Lessor shall deliver the Premises to Lessee on the Commencement Date (without regard to the use for which Lessee will use the Premises) free of violations of any covenants or restrictions of record, or any applicable law, building code, regulation or ordinance in effect on such Commencement Date, including without limitation, the Americans with Disability Act, and free of Year Two Thousand computer programming defects.

(b) Except as provided in paragraph 5.02.(a), Lessee shall, at Lessee’s cost and expense, comply promptly with all statutes, ordinances, codes, rules, regulations, orders, covenants and restrictions of record, and requirements applicable to the Premises and Lessee’s use and occupancy of same in effect during any part of the Lease Term, whether the same are presently foreseeable or not, and without regard to the cost or expense of compliance.

(c) By executing this Lease, Lessee acknowledges that it has reviewed and satisfied itself as to its compliance, or intended compliance with the applicable zoning and permit laws, hazardous materials and waste requirements, and all other statutes, laws, or ordinances relevant to the uses stated in Section 5.01., above.

Section 5.03. Condition of Premises at Commencement Date. Subject to all of the terms of this Lease for the construction of Tenant Improvements, Lessor shall deliver the Building to Lessee on the Commencement Date with the Building plumbing, lighting, heating, ventilating, air conditioning, gas, electrical, and sprinkler systems and loading doors as set forth in Exhibit “D” in proper operating condition and built substantially in accordance with the approved plans therefor, and in a workmanlike manner. Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Commencement Date, subject to all applicable zoning, municipal, county and state laws, ordinances and

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regulations governing and regulating the use and condition of the Premises, and any covenants or restrictions, liens, encumbrances and title exceptions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor any agent of Lessor has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee’s business.

Section 5.04. Defective Condition at Commencement Date. In the event that it is determined, and Lessee notifies Lessor in writing within one year after the Commencement Date, that any of the obligations of Lessor set forth in Section 5.02.(a) or Section 5.03.(a) were not performed, then it shall be the obligation of Lessor, and the sole right and remedy of Lessee, after receipt of written notice from Lessee setting forth with specificity the nature of the failed performance, to promptly, within a reasonable time and at Lessor’s sole cost, correct same. Except as to certain defects which remain Lessor’s responsibility under Section 6.0l(b) Lessee’s failure to give such written notice to Lessor within one year after the Commencement Date shall constitute a conclusive presumption that Lessor has complied with all of Lessor’s obligations under the foregoing sections 5.02. and 5.03., and any required correction after that date shall be performed by Lessee, at its sole cost and expense. At the end of the first year of the Lease Term, Lessor shall promptly assign to Lessee all of Lessor’s contractor’s, and/or manufacturer’s guarantees, warranties, and causes of action which do not relate to Lessor’s obligations under Section 6.01(b).

Section 5.05. Building Security. Lessee acknowledges and agrees that it assumes sole responsibility for security at the Premises for its agents, employees, invitees, licensees, contractors, guests and visitors and will provide such systems and personnel for same including, without limitation, any portion of the Common Area located on the legal parcel on which the Building is located as it deems necessary or appropriate and at its sole cost and expense. Lessee acknowledges and agrees that Lessor does not intend to provide any security system or security personnel at the Premises or Project, including, without limitation, at the Common Areas, provided, however, that nothing herein shall be deemed to prevent Lessor from providing such system or personnel in the future, the cost of which will be included in those items for which Lessee pays Additional Rent.

Section 5.06. Rules and Regulations. Lessor may from time to time promulgate reasonable and nondiscriminatory rules and regulations applicable for the care and orderly management of the Premises. Such rules and regulations shall be binding upon Lessor upon delivery of a copy thereof to Lessor, and Lessor agrees to abide by such rules and regulations. A copy of the initial Rules and Regulations is attached hereto as Exhibit “L.” If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Lessor shall not be responsible for the violation of any such rules and regulations by any person, including, without limitation, Lessee or its employees, agents, invitees, licensees, guests, visitors or contractors.

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ARTICLE VI

MAINTENANCE, REPAIRS AND ALTERATIONS

Section 6.01. Maintenance of Premises.

(a) Throughout the Lease Term, Lessee, at its sole cost and expense, shall keep, maintain, repair and replace the Premises (except as provided in 6.01.(b)) and all improvements and appurtenances in or serving the Premises, including, without limitation, all interior and exterior walls, all doors and windows, the roof membrane, all elevators and stairways, all wall surfaces and floor coverings, all Tenant Improvements and alterations, additions and improvements installed during the Lease Term, all sewer, plumbing, electrical, lighting, heating, ventilation and cooling systems, fire sprinklers, fire safety and security systems, fixture and appliances and all wiring and glazing, in the same good order, condition and repair as they are in on the Commencement Date, or may be put in during the Lease Term, reasonable wear excepted, provided that wear which could be prevented by first class maintenance shall not be deemed reasonable.

(b) Lessor, at its sole cost and expense, shall repair defects in the exterior walls (including all exterior glass which is damaged by structural defects in such exterior walls), supporting pillars, structural walls, roof structure and foundations of the Building and sewer and plumbing systems outside the Building, provided that the need for repair is not caused by Lessee, in which event Lessor shall, at Lessee’s sole cost and expense, repair same. Lessor shall replace the roof membrane of the Building, the parking lot surface, landscaping, drainage, irrigation, sprinkler and sewer and plumbing systems outside the Building systems when the useful life of each has expired, and Lessee shall pay that portion of the cost of each replacement, together with annual interest at the Agreed Rate which shall be amortized over the useful life of each such replacement applicable to the balance of the Lease Term, in equal monthly installments due and payable with installments of Base Rent provided that as to repairs and replacements within the Common Area, Lessee shall pay its proportionate share. Lessee shall give Lessor written notice of any need of repairs which are the obligation of Lessor hereunder and Lessor shall have a reasonable time to perform same. Should Lessor default as provided in Section 12.03 with respect to its obligation to make any of the repairs assumed by it hereunder with respect to the Building, Lessee shall have the right to perform such repairs and Lessor agrees that within thirty (30) days after written demand accompanied by detailed invoice(s), it shall pay to Lessee the cost of any such repairs together with accrued interest from the date of Lessee’s payment at the Agreed Rate. Lessor shall not be liable to Lessee, its employees, invitees, or licensees for any damage to person or property, and Lessee’s sole right and remedy shall be the performance of said repairs by Lessee with right of reimbursement from Lessor of the reasonable fair market cost of said repairs, not exceeding the sum actually expended by Lessee, together with accrued interest from the date of Lessee’s payment at the Agreed Rate, provided that nothing herein shall be deemed to create a right of setoff or withholding by Lessee of Base Rent or Additional Rent or any other amounts due herein. Lessee hereby expressly waives all rights under and benefits of Sections 1941 and 1942 of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect to make repairs and offset the cost of same against rent or to withhold or delay any payment of rent or any other of its obligations hereunder as a result of any default by Lessor under this Section 6.01.(b).

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(c) Lessee agrees to keep the Premises, both inside and out, clean and in sanitary condition as required by the health, sanitary and police ordinances and regulations of any political subdivision having jurisdiction and to remove all trash and debris which may be found in or around the Premises. Lessee further agrees to keep the interior surfaces of the Premises, including, without limitation, windows, floors, walls, doors, showcases and fixtures clean and neat in appearance.

(d) If Lessee refused or neglects to commence such repairs and/or maintenance for which Lessee is responsible under this Article VI (including with respect to any portion of the Common Area located on the legal parcel on which the Building is located) within a thirty (30) day period (or as soon as practical and in no event later than five (5) days, if the failure to initiate the repair threatens to cause further damage to the Premises) after written notice from Lessor and thereafter diligently prosecute the same to completion, then Lessor may (i) enter the Premises (except in an emergency, upon at least 24 hours advanced written notice) during Lessor’s business hours and cause such repairs and/or maintenance to be made and shall not be responsible to Lessee for any loss or damage occasioned thereby and Lessee agrees that upon demand, it shall pay to Lessor the reasonable cost of any such repairs, not exceeding the sum actually expended by Lessor, together with accrued interest from the date of Lessor’s payment at the Agreed Rate and (ii) elect to enter into a maintenance contract at a market rate for first-rate maintenance with a third party for the performance of all or a part of Lessee’s maintenance obligations, whereupon, Lessee shall be relieved from its obligations to perform only those maintenance obligations covered by such maintenance contract, and Lessee shall bear the entire cost of such maintenance contract which shall be paid in advance, as Additional Rent, on a monthly basis with Lessee’s Base Rent payments.

Section 6.02. Maintenance of Common Areas and Outside Areas. Subject to 6.01.(c) and subject to Lessee paying Lessee’s share of the cost and expense for same pursuant to Section 4.05, Lessor shall maintain, repair and replace all landscape, hardscape and other improvements within the Common Areas and shall operate and manage the amenities/athletic facility and other Common Area features and facilities described in Section 2.02 and Lessor shall also maintain, repair and replace all landscape, hardscape and other improvements within the outside areas of the Premises (“Outside Areas”) whether or not all or any portion thereof has been designated by Lessor as Common Area, including without limitation, walkways, driveways, parking areas and lighting and sprinkler systems.

Section 6.03. Alterations, Additions and Improvements. No alterations, additions, or improvements (“Alterations”) shall be made to the Premises by Lessee without the prior written consent of Lessor which Lessor will not unreasonably withhold, provided, however, that Lessee may make Alterations which do not affect the Building systems, exterior appearance, structural components or structural integrity and which do not exceed collectively One Hundred Thousand Dollars ($100,000) in cost within any twelve (12) month period, without Lessor’s prior written consent. As a condition to Lessor’s obligation to consider any request for consent hereunder, Lessee shall pay Lessor upon demand for the reasonable costs and expenses of consultants,

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engineers, architects and others for reviewing plans and specifications and for monitoring the construction of any proposed Alterations. Lessor may require Lessee to remove any such Alterations at the expiration or termination of the Lease Term and to restore the Premises to their prior condition by written notice given on or before the earlier of (i) the expiration of the Lease Term or (ii) thirty (30) days after termination of the Lease or (iii) thirty (30) days after a written request from Lessee for such notice from Lessor provided, that, if Lessee requests same from Lessor, Lessor will notify Lessee within five (5) business days after receipt of Lessee’s request and a copy of all plans and specifications for the proposed Alteration whether it will require removal. All Alterations to be made to the Premises shall be made under the supervision of a competent, California licensed architect and/or competent California licensed structural engineer (each of whom has been approved by Lessor) and shall be made in accordance with plans and specifications which have been furnished to and approved by Lessor in writing prior to commencement of work. All Alterations shall be designed, constructed and installed at the sole cost and expense of Lessee by California licensed architects, engineers, and contractors approved by Lessor, in compliance with all applicable law, and in good and workmanlike manner. Any Alteration except furniture and trade fixtures, shall become the property of Lessor at the expiration, or sooner termination of the Lease, unless Lessor directs otherwise, provided that Lessee shall retain title to all furniture and trade fixtures placed on the Premises. All heating, lighting, electrical, air conditioning, full height partitioning (but not moveable, free standing cubicle-type partitions which do not extend to the ceiling or connect to Building walls), drapery and carpeting installations made by Lessee together with all property that has become an integral part of the Premises, shall be and become the property of Lessor upon the expiration, or sooner termination of the Lease, and shall not be deemed trade fixtures. Within thirty (30) days after completion of any Alteration, Lessee, Lessee shall provide Lessor with a complete set of “as built” plans for same.

Section 6.04. Covenant Against Liens. Lessee shall not allow any liens arising from any act or omission of Lessee to exist, attach to, be placed on, or encumber Lessor’s or Lessee’s interest in the Premises or Project, or any portion of either, by operation of law or otherwise. Lessee shall not suffer or permit any lien of mechanics, material suppliers, or others to be placed against the Premises or Project, or any portion of either, with respect to work or services performed or claimed to have been performed for Lessee or materials furnished or claimed to have been furnished to Lessee or the Premises. Lessor has the right at all times to post and keep posted on the Promises any notice that it considers necessary for protection from such liens. At least seven (7) days before beginning construction of any Alteration, Lessee shall give Lessor written notice of the expected commencement date of that construction to permit Lessor to post and record a notice of nonresponsibility. If any such lien attaches or Lessee received notice of any such lien, Lessee shall cause the lien to be immediately released and removed of record. Despite any other provision of this Lease, if the lien is not released and removed within twenty (20) days after Lessor delivers notice of the lien to Lessee, Lessor may immediately take all action necessary to release and remove the lien, without any duty to investigate the validity of it. All expenses (including reasonable attorney fees and the cost of any bond) incurred by Lessor in connection with a lien incurred by Lessee or its removal shall be considered Additional Rent under this Lease and be immediately due and payable by Lessee.

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Section 6.05 Reimbursable Capital Expenditures. Except for items of capital expenditures which are to be made at Lessor’s sole cost and expense pursuant to the first sentence of Section 6.01(b) above, capital expenditures, together with interest thereon at the Agreed Rate, for any replacement item at the Premises made by Lessor in excess of Ten Thousand Dollars ($10,000.00) during the Lease Term shall be amortized over the remaining Lease Term for the useful life of such replacement item within the numerator being the number of months remaining in the Lease Term and the denominator being the number of months of the “useful life” of the improvements. Lessee shall be obligated for such amortized portion of any such expenditure in equal monthly installments due and payable with each installment of Base Rent.

ARTICLE VII

INSURANCE

Section 7.01. Property/Rental Insurance for Premises: At all times during the Lease Term, Lessor shall keep the Premises insured against loss or damage by fire and those risks normally included in the term “all risk,” including, without limitation, coverage for (i) earthquake and earthquake sprinkler leakage, (ii) flood, (iii) loss of rents and extra expense for eighteen (18) months, including scheduled rent increases, (iv) boiler and machinery, (v) Tenant Improvements and (vi) fire damage legal liability form, including waiver of subrogation. Any deductibles shall be paid by Lessee. The amount of such insurance shall not be less than 100% of replacement cost. Insurance shall include a Building Ordinance and Increased Cost of Construction Endorsement insuring the increased cost of reconstructing the Premises incurred due to the need to comply with applicable statutes, ordinances and requirements of all municipal, state and federal authorities now in force, which or may be in force hereafter. Any recovery received from said insurance policy shall be paid to Lessor and thereafter applied by Lessor to the reconstruction of the Premises in accordance with the provisions of Article VIII below. Lessee, in addition to the rent and other charges provided herein, shall reimburse Lessor for the cost of the premiums for all such insurance covering the Premises in accordance with Article IV. Such reimbursement and shall be made within (15) days of Lessee’s receipt of a copy of Lessor’s statement therefor. Lessee shall pay to Lessor any deductible (subject to the above conditions) owing within fifteen (15) days after receipt of notice from Lessor of the amount owing. To the extent commercially available, Lessor’s insurance shall have a deductible not greater than fifteen percent (15%) for earthquake and ten percent (10%) for the basic “all risk” coverage.

Section 7.02. Property Insurance for Fixtures and Inventory. At all times during the Lease Term, Lessee shall, at its sole expense, maintain insurance with “all risk” coverage on any fixtures, furnishings, merchandise equipment or personal property in or on the Premises, whether in place as of the date hereof or installed hereafter. The amount of such insurance shall not be less than one hundred percent (100%) of the replacement cost thereof, and Lessor shall not have any responsibility nor pay any cost for maintaining any types of such insurance. Lessee shall pay all deductibles.

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Section 7.03. Lessor’s Liability Insurance. During the Lease Term, Lessor shall maintain a policy or policies of comprehensive general liability insurance naming Lessor (and such others as designated by Lessor) against liability for bodily injury, property damage on our about the Project, with combined single limit coverage of not less than Thirty Million Dollars ($30,000,000.00). Lessee, in addition to the rent and other charges provided herein, agrees to pay to Lessor, Lessor’s proportionate share of the premiums for all such insurance pursuant to Section 4.05. The insurance premiums shall be paid in accordance with Article IV, within (15) days of Lessee’s receipt of a copy of Lessor’s statement therefore.

Section 7.04. Liability Insurance Carried by Lessee. At all times during the Lease Term (and any holdover period) Lessee shall obtain and keep in force a commercial general liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names are provided to Lessee as Additional Insureds against claims from bodily injury, personal injury and property damage based upon involving or arising out of ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing a single limit coverage in amount of not less than Ten Million Dollars ($10,000,000) per occurrence with an Additional Lessors or Premises Endorsements and containing an “Amendment of the Pollution Exclusion Endorsement” for damage caused by heat, smoke, fumes from a hostile fire. The limits of said insurance required by this Lease as carried by Lessee shall not, however limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by the Lessee shall be primary to and not contributory with, any similar insurance carried by Lessor whose insurance shall be considered excess insurance only.

Section 7.05. Lessee to Furnish Proof of Insurance. Lessee shall furnish to Lessor prior to the Commencement Date, and at least fifteen (15) days prior to the expiration date of any policy, certificates indicating that the property insurance and liability insurance required to be maintained by Lessee is in full force and effect for the twelve (12) month period following such expiration date; that Lessor has been named as an additional insured to the extent of contractual liability assumed in Section 7.07. “indemnification” and Section 7.08. “Lessor as Party Defendant”; and that all such policies will not be canceled unless thirty (30) days’ prior written notice of the proposed cancellation has been given to Lessor. The insurance shall be with insurers approved by Lessor, provided, however, that such approval shall not be unreasonably withheld so long as Lessee’s insurance carrier has a Best’s Insurance Guide rating not less than A + VIII.

Section 7.06. Mutual Waiver of Claims and Subrogation Rights. Lessor and Lessee hereby release and relieve the other, and waive their entire claim of recovery for loss or damage to property arising out of or incident to fire, lightning, and the other perils included in a standard “all risk” insurance policy of a type described in Sections 7.01 and 7.02 above, when such property constitutes the Premises, or is in, on or about the Premises, whether or not such loss or damage is due to the negligence of Lessor or Lessee, or their respective agents, employees, guests, licensees, invitees, or contractors. Lessee and Lessor waive all rights of subrogation against each other on behalf of, and shall obtain a waiver of all subrogation rights from, all property and casualty insurers referenced above.

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Section 7.07. Indemnification and Exculpation.

(a) Except as otherwise provided in Section 7.07.(b), Lessee shall indemnify and hold Lessor free and harmless from any and all liability, claims, loss, damages, causes of action (whether in tort or contract, law or equity, or otherwise), expenses, charges, assessments, fines, and penalties of any kind, including without limitation, reasonable attorney fees, expert witness fees and costs, arising by reason of the death or injury of any person, including any person who is an employee, agent, invitee, licensee, permittee, visitor, guest or contractor of Lessee, or by reason of damage to or destruction of any property, including property owned by Lessee or any person who is an employee, agent, invitee, permitee, visitor, or contractor of Lessee, caused or allegedly caused (1) while that person or property is in or about the Premises; (2) by some condition of the Premises; (3) by some act or omission by Lessee or its agent, employee, licensee, invitee, guest, visitor or contractor or any person in, adjacent, on, or about the Premises with the permission, consent or sufferance of Lessee; (4) by any matter connected to or arising out of Lessee’s occupation and use of the Premises, or any breach or default in timely observance or performance of any obligation on Lessee’s part to be observed or performed under this Lease.

(b) Notwithstanding the provisions of Section 7.07.(a) of this Lease, Lessee’s duty to indemnify and hold Lessor harmless shall not apply to any liability, claims, loss or damages arising because of Lessor’s sole active negligence or willful acts of misconduct.

(c) Lessee hereby waives all claims against Lessor for damages to goods, wares and merchandise and all other personal property in, on or about the Premises and for injury or death to persons in, on or about the Premises from any cause arising at any time to the fullest extent permitted by law and in no event shall Lessor be liable for lost profits or other consequential damages arising from any cause or for any damage which is or could be covered by the insurance Lessee is required to carry under this Lease. Lessor hereby waives all claims against Lessee for any damage which is or could be covered by the insurance Lessor is required to carry under this Lease.

Section 7.08. Lessor as Party Defendant. If by reason of an act or omission of Lessee or any of its employees, agents, invitees, licensee, visitors, guests or contractors, Lessor is made a party defendant or a cross-defendant to any action involving the Premises or this Lease, Lessee shall hold harmless and indemnify Lessor from all liability or claims of liability, including all damages, attorney fees and costs of suit.

ARTICLE VIII

DAMAGE OR DESTRUCTION

Section 8.01. Destruction of the Premises.

(a) In the event of a partial destruction of the Premises during the Lease Term from any cause, Lessor, upon receipt of, and to the extent of, insurance proceeds paid in connection with such casualty, shall forthwith repair the same, provided the repairs can be made within a

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reasonable time under state, federal, county and municipal applicable law, but such partial destruction shall in no way annul or void this Lease, (except as provided in Section 8.01.(b) below) provided that Lessee shall be entitled to a proportionate credit for rent equal to the payment of Rental Income Insurance received by Lessor. Lessor shall use diligence in making such repairs within a reasonable time period, subject to the Force Majeure provisions of Section 17.21, in which instance the time period shall be extended accordingly, and this Lease shall remain in full force and effect, with the rent to be proportionately reduced as provided in this Section. If the Premises are damaged by any peril within twelve (12) months prior to the last day of the Lease Term and, in the reasonable opinion of the Lessor’s architect or construction consultant, the restoration of the Premises cannot be substantially completed within ninety (90) days after the date of such damage and such damage renders unusable more than thirty percent (30%) of the Premises, Lessor may terminate this Lease on sixty (60) days written notice to Lessee.

(b) If the Building is damaged from any cause, Lessor shall promptly furnish Lessee with the written opinion of Lessor’s architect of when the restoration work to repair the damage may be complete. Lessee shall have the option to terminate this Lease if the time estimated to substantially complete the restoration exceeds fifteen (15) months from the date Lessor’s architect’s opinion is delivered to Lessee, which shall be (i) exercised by written notice to Lessor delivered within thirty (30) days after delivery to Lessee of Lessor’s architect’s opinion or (ii) irrevocably and automatically waived if not so timely exercised. In the event of termination, Lessee shall pay to Lessor all insurance proceeds, if any, received by Lessee as a result of the damage or destruction except to the extent allocable to the unamortized (over the Lease Term) cost of (i) Tenant Improvements paid for by Lessee over and above the Tenant Improvement Allowance and (ii) or other Alterations installed therein at Lessee’s sole cost and expense.

Section 8.02. Waiver of Civil Code Remedies. Lessee hereby expressly waives any rights to terminate this Lease upon damage or destruction to the Premises, including without limitation any rights pursuant to the provisions of Section 1932, Subdivisions 1 and 2 and Section 1933, Subdivision 4, of the California Civil Code, as amended from time-to-time, and the provisions of any similar law hereinafter enacted.

Section 8.03. No Abatement of Rentals. The Rentals and other charges due under this Lease shall not be reduced or abated by reason of any damage or destruction to the Premises (except to the extent of proceeds received by Lessor from the Rental Loss Insurance), and Lessor shall be entitled to all proceeds of the insurance maintained pursuant to Section 7.01. above during the period of rebuilding pursuant to Section 8.01.(a) above, or if the Lease is terminated pursuant to Section 8.01.(a) above. Lessee shall have no claim against Lessor, including, without limitation, for compensation for inconvenience or loss of business, profits or goodwill during any period of repair or reconstruction.

Section 8.04. Liability for Personal Property. In no event shall Lessor have any liability for, nor shall it be required to repair or restore, any injury or damage to Lessee’s personal property or to any other personal property or to Alterations in or upon the Premises by Lessee.

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ARTICLE IX

REAL PROPERTY TAXES

Section 9.01. Payment of Taxes. Subject to Lessee timely paying Lessor the same in advance as provided below, Lessee shall pay all real property taxes, including any escaped or supplemental tax and any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license, fee, charge, excise or imposition (“real property tax”), imposed, assessed or levied on or with respect to the Premises (and Lessee shall pay its proportionate share of real property taxes imposed, assessed or levied on or with respect to the Common Area) by any Federal, State, County, City or other political subdivision or public authority having the direct or indirect power to tax, including, without limitation, any improvement district or any community facilities district, as against any legal or equitable interest of Lessor in the Premises or against the Premises or any part thereof applicable to the Premises for all periods of time included within the Lease Term (as the same may be extended and during any holdover period), as well as any government or private cost sharing agreement assessments made for the purpose of augmenting or improving the quality of services and amenities normally provided by government agencies. All such payments shall be made by Lessee directly pursuant to Section 4.05 hereof no later than ten (10) days after Lessor’s delivery to Lessee of a statement of the real property tax due, together with a copy of the applicable tax bill. Notwithstanding the foregoing, Lessee shall not be required to pay any net income taxes, franchise taxes, or any succession or inheritance taxes of Lessor. If at anytime during the Lease Term, the State of California or any political subdivision of the state, including any county, city, city and county, public corporation, district, or any other political entity or public corporation of this state, levies or assesses against Lessor a tax, fee, charge, imposition or excise on rents under the Lease, the square footage of the Premises, the act of entering into this Lease, or the occupancy of Lessee, or levies or assesses against Lessor any other tax, fee, or excise, however described, including, without limitation, a so-called value added, business license, transit, commuter, environmental or energy tax fee, charge or excise or imposition related to the Premises as a direct substitution in whole or in part for, or in addition to, any real property taxes on the Premises, Lessee shall pay ten (10) days before delinquency or ten (10) days after receipt of the tax bill, whichever is later, that tax, fee, charge, excise or imposition.

Section 9.02. Pro Ration for Partial Years. If any such taxes paid by Lessee shall cover any period prior to the Commencement Date or after the Expiration Date of the Lease Term, Lessee’s share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Lessor shall reimburse Lessee to any extent required. If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same in which case Lessee shall repay such amount to Lessor within ten (10) days after written demand, together with interest at the Agreed Rate.

Section 9.03. Personal Property Taxes.

(a) Lessee shall pay prior to delinquency all taxes imposed, assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in

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the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

(b) If any of Lessee’s said personal property shall be assessed with Lessor’s real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee’s property.

(c) If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same, in which case Lessee shall repay such amount to Lessor with Lessee’s next rent installment together with interest at the Agreed Rate.

ARTICLE X

UTILITIES

Section 10.01. Lessee to Pay. Lessee shall pay prior to delinquency and throughout the Lease Term, all charges for water, gas, heating, cooling, sewer, telephone, electricity, garbage, air conditioning and ventilation, janitorial service, landscaping and all other materials and utilities supplied to the Premises. The disruption, failure, lack or shortage of any service or utility due to any cause whatsoever shall not affect any obligation of Lessee hereunder, and Lessor shall faithfully keep and observe all the terms, conditions and covenants of this Lease and pay all rent due hereunder, all without diminution, credit or deduction.

ARTICLE XI

ASSIGNMENT AND SUBLETTING

Section 11.01. Lessor’s Consent Required. Except as provided in Section 11.02, Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, license or otherwise transfer or encumber all or any part of Lessee’s interest in this Lease or in the Premises or any part thereof, without Lessor’s prior written consent within fifteen (15) business days after Lessor’s receipt of a signed Letter of Intent and complete financial information concerning the proposed transferee which Lessor shall not unreasonably withhold, or delay, provided that if Lessor fails to respond within said fifteen (15) business days, it shall be deemed to have withheld consent. Lessor shall respond in writing to Lessee’s request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance, subletting or licensing without such consent shall be void, and shall constitute a breach of this Lease. By way of example, but not limitation, reasonable grounds for denying consent include: (i) poor credit history or insufficient financial strength of transferee, (ii) transferee’s intended use of the Premises is inconsistent with the permitted use or will materially and adversely affect Lessor’s interest. Lessee shall reimburse Lessor upon demand for Lessor’s reasonable costs and expenses

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(including attorneys’ fees, architect fees and engineering fees) involved in renewing any request for consent whether or not consent is granted.

Section 11.02. Lessee Affiliates. Lessee may assign or sublet the Premises, or any portion thereof, to any corporation which controls, is controlled by, or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all, or substantially all of the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that said assignee or sublessee assumes, in full, the obligations of Lessee under this Lease and provided further that the use to which the Premises will be put does not materially change. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease.

Section 11.03. No Release of Lessee. Regardless of Lessor’s consent, no subletting or assignment shall release Lessee of Lessee’s obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee.

Section 11.04. Excess Rent. In the event Lessor shall consent to a sublease or an assignment, Lessee shall pay to Lessor with its regularly scheduled Base Rent payments, fifty percent (50%) of all sums and the fair market value of all consideration collected or received by Lessee from a sublessee or assignee which are in excess of the Base Rent and Additional Rent due and payable with respect to the subject space pursuant to Article IV for the time period encompassed by the sublease or assignment term, after first deducting (i) reasonable leasing commissions paid by Lessee with respect to such sublease or assignment, and (ii) that portion of the cost of Tenant Improvements paid by Lessee (up to $30 per square foot) which remains unamortized (using an amortization schedule of the first 60 months of the Lease Term) during any portion of the sublease or assignment term.

Section 11.05. No Impairment of Security. Lessee’s written request to Lessor for consent to an assignment or subletting or other form of transfer shall be accompanied by (a) the name and legal composition of the proposed transferee; (b) the nature of the proposed transferee’s business to be carried on in the Premises; (c) the terms and provisions of the proposed transfer agreement; and (d) such financial and other reasonable information as Lessor may request concerning the proposed transferee.

Section 11.06. Lessor’s Recapture Rights.

(a) Lessor’s Recapture Rights. Notwithstanding any other provision of this Article 11, in the event that Lessee 1). Subleases or assigns or otherwise transfers any interest in this Lease or the Premises or any part thereof affecting (collectively with all other such subleases, assignments, or transfers then in effect) more than fifty percent (50%) of the square footage of

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the Rentable Area of the Building (Recapture Space), and 2). For more than half of the then remaining Lease Term, then Lessor shall have the option to recapture the Recapture Space by written notice to Lessee (Recapture Notice) given within ten (10) business days after Lessor receives any notice of such proposed assignment or sublease or other transfer (“Transfer Notice”). A timely Recapture Notice terminates this Lease for the Recapture Space, effective as of the date specified in the Transfer Notice. If Lessor declines or fails timely to deliver a Recapture Notice, Lessor shall have no further right under this Section 11.06 to the Recapture Space unless it becomes available again after transfer by Lessee.

(b) Consequences of Recapture. Base Rent and Additional Rent shall be recalculated upon any recapture. To recalculate the Base Rent under this Lease if Lessor recaptures the Recapture Space, the then current Base Rent (immediately before Lessor’s recapture) under the Lease shall be multiplied by a fraction, numerator of which is the square feet of the Rentable Area retained by Lessee after Lessor’s recapture and the denominator of which is the total square feet of the Rentable Area before Lessor’s recapture. The Additional Rent, to the extent that it is calculated on the basis of Rentable Area of the Building, shall be recalculated in identical fashion. This Lease as so amended shall continue thereafter in full force and effect. Either party may require written confirmation of the amendments to this Lease necessitated by Lessor’s recapture of the Recapture Space. If Lessor recaptures the Recapture Space, Lessor shall, at Lessor’s sole expense, construct, paint, and furnish any partitions required to segregate the Recapture Space from the remaining Premises retained by Lessee.

ARTICLE XII

DEFAULTS; REMEDIES

Section 12.01. Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

(a) The abandonment of the Premises by Lessee or the commission of waste at the Premises or the making of an assignment or subletting in violation of Article XI, provided however, abandonment shall be considered to not occur if the Premises are maintained and occupied to the extent necessary to maintain the insurance on each and every portion of the Premises;

(b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, if such failure continues for a period of five (5) business days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit in the form required by applicable Unlawful Detainer statutes such Notice shall constitute the notice required by this paragraph, provided that the cure period stated in the Notice shall be five (5) business days rather than the statutory three (3) days;

(c) Lessee’s failure to provide (i) any instrument or assurance as required by Section 7.05 or (ii) estoppel certificate as required by Section 15.01 or (iii) any document subordinating

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this Lease to a Lender’s deed of trust if such failure continues for five (5) business days after written notice of the failure. In the event Lessor serves Lessee with a Notice to Perform Covenant or Quit in the form required by applicable Unlawful Detainer Statutes, such Notice shall constitute the notice required by this paragraph, provided that the cure period stated in the Notice shall be five (5) business days rather than the statutory three (3) days;

(d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (a) (b) or (c) above, if such failure continues for a period of ten (10) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee’s default is such that more than ten (10) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said ten (10) day period and thereafter diligently prosecutes such cure to completion;

(e) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) the filing by Lessee of a voluntary petition in bankruptcy under Title 11 U.S.C. or the filing of an involuntary petition against Lessee which remains uncontested for a period of sixty days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, provided, however, in the event that any provisions of this Section 12.01(e) is contrary to any applicable law, such provision shall be of no force or effect;

(f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or any guarantor of Lessee’s obligations hereunder, was materially false.

(g) The occurrence of a material default and breach by Lessee under any other Lease between Lessee and Lessor (or any affiliate of Lessor) for Premises in Pacific Shores Center.

Section 12.02. Remedies. In the event of any such material default and breach by Lessee, Lessor may at any time thereafter, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default and breach:

(a) Terminate Lessee’s right to possession of the Premises by any lawful means including by way of unlawful detainer (and without any further notice if a notice in compliance with the unlawful detainer statutes and in compliance with paragraphs (b), (c) and (d) of Section 12.01 above has already been given), in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee’s default including, but not limited to, (i) the cost of recovering possession of the Premises including reasonable attorney’s fees related thereto; (ii) the worth at the time of the award of any unpaid rent that had been earned at the time of the termination, to be computed by allowing interest at the Agreed Rate but in no case greater than the maximum amount of interest permitted by law, (iii) the worth at the time at the time of the award of the amount by which the unpaid rent that would have been earned between the time of the termination and the time of the award exceeds

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the amount of unpaid rent that Lessee proves could reasonably have been avoided, to be computed by allowing interest at the Agreed Rate but in no case greater than the maximum amount of interest permitted by law, (iv) the worth at the time of the award of the amount by which the unpaid rent for the balance of the Lease Term after the time of the award exceeds the amount of unpaid rent that Lessee proves could reasonably have been avoided, to be computed by discounting that amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one per cent (1%), (v) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee’s failure to perform obligations under this Lease, including brokerage commissions and advertising expenses, expenses of remodeling the Premises for a new tenant (whether for the same or a different use), and any special concessions made to obtain a new tenant, and (vi) any other amounts, in addition to or in lieu of those listed above, that may be permitted by applicable law.

(b) Maintain Lessee’s right to possession as provided in Civil Code Section 1951.4 in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor’s rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

(c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state of California. Unpaid amounts of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the Agreed Rate.

Section 12.03. Default by Lessor. Lessor shall not be in default under this Lease unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying that Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor’s obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty day period and thereafter diligently prosecutes the same to completion. In the event Lessor does not commence performance within the thirty (30) day period provided herein, Lessee may perform such obligation and will be reimbursed for its expenses by Lessor together with interest thereon at the Agreed Rate. Lessee waives any right to terminate this Lease or to vacate the Premises on Lessor’s default under this Lease. Lessee’s sole remedy on Lessor’s default is an action for damages or injunctive or declaratory relief. Notwithstanding the foregoing, nothing herein shall be deemed applicable in the event of Lessor’s delay in delivery of the Premises. In that situation, all rights and remedies shall be determined under Section 3.01 above.

Section 12.04. Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be

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imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor’s designated agent within five (5) business days after such amount is due and owing, Lessee shall pay to Lessor a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee’s default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding Section 4.01 or any other provision of this Lease to the contrary, provided that if no further late payments (and no other default) occur for a continuous six (6) month period, payment of Base Rent shall return to the original payment schedule as described in exhibit E.

ARTICLE XIII

CONDEMNATION OF PREMISES.

Section 13.01. Total Condemnation. If the entire Premises, whether by exercise of governmental power or the sale or transfer by Lessor to any condemnor under threat of condemnation or while proceedings for condemnation are pending, at any time during the Lease Term, shall be taken by condemnation such that there does not remain a portion suitable for occupation, this Lease shall then terminate as of the date transfer of possession is required. Upon such condemnation, all rent shall be paid up to the date transfer of possession is required, and Lessee shall have no claim against Lessor or the award for the value of the unexpired portion of this Lease Term.

Section 13.02. Partial Condemnation. If any portion of the Premises is taken by condemnation during the Lease Term, whether by exercise of governmental power or the sale for transfer by Lessor to an condemnor under threat of condemnation or while proceedings for condemnation are pending, this Lease shall remain in full force and effect except that in the event a partial taking leaves the Premises unfit for the conduct of the business of Lessee, then Lessee shall have the right to terminate this Lease effective upon the date transfer of possession is required. Moreover, Lessor shall have the right to terminate this Lease effective on the date transfer of possession is required if more than thirty-three percent (33%) of the total square footage of the Premises is taken by condemnation. Lessee and Lessor may elect to exercise their respective rights to terminate this Lease pursuant to this Section by serving written notice to the other within thirty (30) days after receipt of notice of condemnation. All rent shall be paid up to the date of termination, and Lessee shall have no claim against Lessor for the value of any unexpired portion of the Lease Term. If this Lease shall not be canceled, the rent after such partial taking shall be that percentage of the adjusted base rent specified herein, equal to the percentage which the square footage of the untaken part of the Premises, immediately after the taking, bears to the square footage of the entire Premises immediately before the taking. If

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Lessee’s continued use of the Premises requires alterations and repair by reason of a partial taking, all such alterations and repair shall be made by Lessee at Lessee’s expense. Lessee waives all rights it may have under California Code of Civil Procedure Section 1265.130 or otherwise, to terminate this Lease based on partial condemnation.

Section 13.03. Award to Lessee. In the event of any condemnation, whether total or partial, Lessee shall have the right to claim and recover from the condemning authority such compensation as may be separately awarded or recoverable by Lessee for loss of its business fixtures, or equipment belonging to Lessee immediately prior to the condemnation. The balance of any condemnation award shall belong to Lessor (including, without limitation, any amount attributable to any excess of the market value of the Premises for the remainder of the Lease Term over the then present value of the rent payable for the remainder of the Lease Term) and Lessee shall have no further right to recover from Lessor or the condemning authority for any claims arising out of such taking.

ARTICLE XIV

ENTRY BY LESSOR

Section 14.01. Entry by Lessor Permitted. Lessee shall permit Lessor and its employees, agents and contractors to enter the Premises and all parts thereof (i) upon twenty-four (24) hours notice (or without notice in an emergency), including without limitation, the Building and all parts thereof at all reasonable times for any of the following purposes: to inspect the Premises; to maintain the Premises; to make such repairs to the Premises as Lessor is obligated or may elect to make; to make repairs, alterations or additions to any other portion of the Project and (ii) upon twenty-four (24) hours notice to show the Premises and post no more than two “To Lease” signs which are customary in size and location for similarly situated and sized buildings (without blocking windows or access) for the purposes of reletting during the last six (6) months of the Lease Term (provided that Lessee has failed to exercise its option to extend) or extended Lease Term to show the Premises as part of a prospective sale by Lessor or to post notices of nonresponsibility. Lessor shall have such right of entry without any rebate of rent to Lessee for any loss of occupancy or quiet enjoyment of the Premises hereby occasioned.

ARTICLE XV

ESTOPPEL CERTIFICATE

Section 15.01. Estoppel Certificate.

(a) Lessee shall at any time upon not less than fifteen (15) days’ prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying, if true, that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying, if true, that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging, if true, that there are not, to Lessee’s knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed and (iii) certifying or

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acknowledging such other matters as are requested by any prospective lender or buyer which are reasonably related to the loan or sale transaction. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

(b) Lessee’s failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor’s performance, and (iii) that not more than one month’s rent has been paid in advance.

ARTICLE XVI

LESSOR’S LIABILITY

Section 16.01. Limitations on Lessor’s Liability. The term “Lessor” as used herein shall mean only the owner or owners at the time in question of the fee title of the Premises. In the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor’s obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor’s successors and assigns, only during their respective periods of ownership. For any breach of this Lease by Lessor, the liability of Lessor (including all persons and entities that comprise Lessor, and any successor Lessor) and any recourse by Lessee against Lessor shall be limited to the interest of Lessor, and Lessor’s successors in interest, in and to the Premises. On behalf of itself and all persons claiming by, through, or under Lessee, Lessee expressly waives and releases Lessor and each member, agent and employee of Lessor from any personal liability for breach of this Lease.

ARTICLE XVIII

GENERAL PROVISIONS

Section 17.01. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

Section 17.02. Agreed Rate Interest on Past-Due Obligations. Except as expressly herein provided, any amount due to either party not paid when due shall bear interest at the Bank of America prime rate plus one percent (1%) (“Agreed Rate”). Payment of such interest shall not excuse or cure any default by Lessee under this Lease. Despite any other provision of this Lease, the total liability for interest payments shall not exceed the limits, if any, imposed by the usury laws of the State of California. Any interest paid in excess of those limits shall be refunded to the payor by application of the amount of excess interest paid against any sums outstanding in any order that payee requires. If the amount of excess interest paid exceeds the sums outstanding, the portion exceeding those sums shall be refunded in cash to the payor by the payee. To ascertain whether any interest payable exceeds the limits imposed, any nonprincipal

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payment (including late charges) shall be considered to the extent permitted by law to be an expense or a fee, premium, or penalty rather than interest.

Section 17.03. Time of Essence. Time is of the essence in the performance of all obligations under this Lease.

Section 17.04. Additional Rent. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be Additional Rent and Lessor shall have all the rights and remedies for the nonpayment of same as it would have for nonpayment of Base Rent, except that the one year requirement of Code of Civil Procedure Section 1161(2) shall apply only to scheduled installments of Base Rent and not to any Additional Rent. All references to “rent” (except specific references to either Base Rent or Additional Rent) shall mean Base Rent and Additional Rent.

Section 17.05. Incorporation of Prior Agreements, Amendments and Exhibits. This Lease (including Exhibits A, B, C, D, E, F, G, H, I, J, K and L) contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the Lessor nor any employees or agents of the Lessor has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the Lease Term except as otherwise specifically stated in this Lease. Neither party has been induced to enter into this Lease by, and neither party is relying on, any representation or warranty outside those expressly set forth in this Lease.

Section 17.06. Notices.

(a) Written Notice. Any notice required or permitted to be given hereunder shall be in writing and shall be given by a method described in paragraph (b) below and shall be addressed to Lessee or to Lessor at the addresses noted below, next to the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee, but delay or failure of delivery to such person shall not affect the validity of the delivery to Lessor or Lessee.

(b) Methods of Delivery:

(i) When personally delivered to the recipient, notice is effective on delivery. Delivery to the person apparently designated to receive deliveries at the subject address is personally delivered if made during business hours (e.g. receptionist).

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(ii) When mailed by certified mail with return receipt requested, notice is effective on receipt if delivery is confirmed by a return receipt.

(iii) When delivery by overnight delivery Federal Express/Airborne/United Parcel Service/DHL Worldwide Express with charges prepaid or charged to the sender’s account, notice is effective on delivery if delivery is confirmed by the delivery service.

(c) Refused, Unclaimed or Undeliverable Notices. Any correctly addressed notice that is refused, unclaimed, or undeliverable because of an act or omission of the party to be notified shall be considered to be effective as of the first date that the notice was refused, unclaimed, or considered undeliverable by the postal authorities, messenger, or overnight delivery service.

Section 17.07. Waivers. No waiver of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach of the same or any other provisions. Any consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of consent to or approval of any subsequent act. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor’s knowledge of such preceding breach at the time of acceptance of such rent.

Section 17.08. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a “short form” memorandum of this Lease for recording purposes, provided that Lessee shall also simultaneously execute in recordable form and delivering to Lessor a Quit Claim Deed as to its leasehold and any other interest in the Premises and hereby authorizes Lessor to date and record the same only upon the expiration or sooner termination of this Lease.

Section 17.09. Surrender of Possession; Holding Over.

(a) At the expiration of the Lease, Lessee agrees to deliver up and surrender to Lessor possession of the Premises and all improvements thereon broom clean and, in as good order and condition as when possession was taken by Lessee, excepting only ordinary wear and tear (wear and tear which could have been avoided by first class maintenance practices and in accordance with industry standards shall not be deemed “ordinary”). Upon expiration or sooner termination of this Lease, Lessor may reenter the Premises and remove all persons and property therefrom. If Lessee shall fail to remove any personal property which it is entitled or obligated to remove from the Premises upon the expiration or sooner termination of this Lease, for any cause whatsoever, Lessor, at its option, may remove the same and store or dispose of them, and Lessee agrees to pay to Lessor on demand any and all expenses incurred in such removal and in making the Premises free from all dirt, litter, debris and obstruction, including all storage and insurance charges. If the Premises are not surrendered at the end of the Lease Term, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the Premises, including,

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without limitation, actual damages for lost rent and with respect to any claims of a successor occupant.

(b) If Lessee, with Lessor’s prior written consent, remains in possession of the Premises after expiration of the Lease Term and if Lessor and Lessee have not executed an express written agreement for payment of rent during such consented to holdover, then such occupancy shall be a tenancy from month to month at a monthly Base Rent equivalent to one hundred twenty-five percent (125%) for the first month and 150% thereafter of the monthly rental in effect immediately prior to such expiration, such payments to be made as herein provided for Base Rent. In the event of such holding over, all of the terms of this Lease, including the payment of Additional Rent and all charges owing hereunder other than rent shall remain in force and effect on said month to month basis.

Section 17.10. Cumulative Remedies. No remedy or election hereunder by Lessor shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity, provided that notice and cure periods set forth in Article XII are intended to extend and modify statutory notice provisions to the extent expressly stated in Section 12.01.

Section 17.11. Covenants and Conditions. Each provision of this Lease to be observed or performed by Lessee shall be deemed both a covenant and a condition.

Section 17.12. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Article XVI, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California and any legal or equitable action or proceeding brought with respect to the Lease or the Premises shall be brought in Santa Clara County, California.

Section 17.13. Lease to be Subordinate. Lessee agrees that this Lease is and shall be, at all times, subject and subordinate to the lien of any mortgage or other encumbrances which Lessor may create against the Premises including all renewals, replacements and extensions thereof provided, however, that regardless of any default under any such mortgage or encumbrance or any sale of the Premises under such mortgage, so long as Lessee timely performs all covenants and conditions of this Lease and continues to make all timely payments hereunder, this Lease and Lessee’s possession and rights hereunder shall not be disturbed by the mortgagee or anyone claiming under or through such mortgagee. Lessee shall execute any documents subordinating this Lease within ten (10) days after delivery of same by Lessor so long as the Lender agrees therein that this Lease will not be terminated if Lessee is not in default following a foreclosure, including, without limitation, any Subordination Non-Distribution and Attornment Agreement (“SNDA”) which is substantially in the form attached hereto as Exhibit “F.”

Section 17.14. Attorneys’ Fees. If either party herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial or

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appeal, shall be entitled to recover its reasonable attorney’s fees, expert witness fees and costs as fixed by the Court.

Section 17.15. Signs. Lessee shall not place any sign upon the exterior of the Building without Lessor’s prior written consent, which consent shall not be unreasonably withheld and subject to approval by the City of Redwood. Lessee, at its sole cost and expense, after obtaining Lessor’s prior written consent, shall install, maintain and remove prior to expiration of this Lease (or within ten (10) days after any earlier termination of this Lease) all signage in full compliance with (i) all applicable law, statutes, ordinances and regulations and (ii) all provisions of this Lease concerning alterations.

Section 17.16. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

Section 17.17. Guarantor. [Intentionally Omitted]

Section 17.18. Quiet Possession. Upon Lessee timely paying the rent for the Premises and timely observing and performing all of the covenants, conditions and provisions on Lessee’s part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire Lease Term, subject to all of the provisions of this Lease.

Section 17.19. Easements. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and conditions, covenants and restrictions, so long as such easements, rights, dedications, Maps and conditions, covenants and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned or other documents, and take such other actions, which are reasonably necessary or appropriate to accomplish such granting recordation and subordination of the Lease to same, upon request of Lessor, and failure to do so within ten (10) business days of a written request to do so shall constitute a material breach of this Lease.

Section 17.20. Authority. Each individual executing this Lease on behalf of a corporation, limited liability company or partnership represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of such entity in accordance with a duly adopted resolution of the governing group of the entity empowered to grant such authority, and that this Lease is binding upon said entity in accordance with its terms.

Section 17.21. Force Majeure Delays. In any case where either party hereto is required to do any act (other than the payment of money), delays caused by or resulting from Acts of God or Nature, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor or materials or equipment, government regulations, delay by government or regulatory agencies with respect to approval or permit process, unusually severe weather, or other causes beyond such party’s reasonable control the time during which act shall be completed, shall be deemed to

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be extended by the period of such delay, whether such time be designated by a fixed date, a fixed time or “a reasonable time.”

Section 17.22. Hazardous Materials.

(a) Definition of Hazardous Materials and Environmental Laws. “Hazardous Materials” means any (a) substance, product, waste or other material of any nature whatsoever which is or becomes listed regulated or addressed pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. sections 9601, et seq. (“CERCLA”); the Hazardous Materials Transportation Act (“HMTA”) 49 U.S.C. section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. section 6901, et seq. (“RCRA”); the Toxic Substances Control Act, 15 U.S.C. sections 2601, et seq. (“TSCA”); the Clean Water Act, 33 U.S.C. sections 1251, et seq.; the California Hazardous Waste Control Act, Health and Safety Code sections 25100, et seq.; the California Hazardous Substances Account Act, Health and Safety Code sections 26300, et seq.; the California Safe Drinking Water and Toxic Enforcement Act, Health and Safety Code sections 25249.5, et seq.; California Health and Safety Code sections 25280, et seq.; (Underground Storage of Hazardous Substances); the California Hazardous Waste Management Act, Health and Safety Code sections 25170.1, et seq.; California Health and Safety Code sections 25501. et seq. (Hazardous Materials Response Plans and Inventory); or the Porter-Cologne Water Quality Control Act, California Water Code sections 13000, et seq., all as amended, or any other federal, state or local statute, law, ordinance, resolution, code, rule, regulation, order or decree regulating, relating to or imposing liability (including, but not limited to, response, removal and remediation costs) or standards of conduct or performance concerning any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter may be in effect (collectively, “Environmental Laws”); (b) any substance, product, waste or other material of any nature whatsoever whose presence in and of itself may give rise to liability under any of the above statutes or under any statutory or common law theory based on negligence, trespass, intentional tort, nuisance, strict or absolute liability or under any reported decisions of a state or federal court, (c) petroleum or crude oil, including but not limited to petroleum and petroleum products contained within regularly operated motor vehicles and (d) asbestos.

(b) Lessor’s Representations and Disclosures. Lessor represents that it has provided Lessee with a description of the Hazardous Materials on or beneath the Property as of the date hereof, attached hereto as Exhibit I and incorporated herein by reference. Lessee acknowledges that in providing the attached Exhibit I, Lessor has satisfied its obligations of disclosure pursuant to California Health & Safety Code Section 25359.7 which requires:

“Any owner of nonresidential real property who knows, or has reasonable cause to believe, that any release of hazardous substances has come to be located on or beneath that real property shall, prior to the sale, lease or rental of the real property by that owner, give written notice of that condition to the buyer, lessee or renter of the real property.”

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(c) Use of Hazardous Materials. Lessee shall not cause or permit any Hazardous Materials to be brought upon, kept or used in, on or about the Project by Lessee, its agents, employees, contractors, licensee, guests, visitors or invitees without the prior written consent of Lessor. Lessor shall not unreasonably withhold such consent so long as Lessee demonstrates to Lessor’s reasonable satisfaction that such Hazardous Materials are necessary or useful to Lessee’s business and will be used, kept and stored in a manner that complies with all applicable Environmental Laws. Lessee shall, at all times, use, keep, store, handle, transport, treat or dispose all such Hazardous Materials in or about the Property in compliance with all applicable Environmental Laws. Lessee shall remove all Hazardous Materials used or brought onto the Premises during the Lease Term from the Project prior to the expiration or earlier termination of the Lease.

(d) Lessee’s Environmental Indemnity. Lessee agrees to indemnify and hold Lessor harmless from any liabilities, losses, claims, damages, penalties, fines, attorney fees, expert fees, court costs, remediation costs, investigation costs, or other expenses resulting from or arising out of the use, storage, treatment, transportation, release, presence, generation, or disposal of Hazardous Materials on, from or about the Project, and/or subsurface or ground water, after the Commencement Date from an act or omission of Lessee (or Lessee’s successor), its agents, employees, invitees, vendors, contractors, guests or visitors.

(e) Lessee’s Obligation to Promptly Remediate. If the presence of Hazardous Materials on the Premises after the Commencement Date results from an act or omission of Lessee (or Lessee’s successors), its agents, employees, invitees, vendors, contractors, guests, or visitors results in contamination or deterioration of the Premises or Project or any water or soil beneath the Premises or Project, Lessee shall promptly take all action necessary or appropriate to investigate and remedy that contamination, at its sole cost and expense, provided that Lessor’s consent to such action shall first be obtained. Lessor’s consent shall not be unreasonably withheld. In no event shall Lessee be responsible for the remediation of Hazardous Materials identified in Exhibit I at the Project prior to Commencement Date.

(f) Notification. Lessor and Lessee each agree to promptly notify the other of any communication received from any governmental entity concerning Hazardous Materials or the violation of Environmental Laws that relate to the Property.

Section 17.23. Modifications Required by Lessor’s Lender. If any lender of Lessor requires a modification of this Lease that will not increase Lessee’s cost or expense or materially and adversely change Lessee’s rights and obligations, this Lease shall be so modified and Lessee shall execute whatever documents are required by such lender and deliver them to Lessor within ten (10) days after the request.

Section 17.24. Brokers. Lessor and Lessee each represents to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for the real estate brokers or agents identified on the signature page hereof (“Brokers”) and that they know of no other real estate broker or agent who is entitled to a commission or finder’s fee in connection with this Lease. Each party shall indemnify, protect, defend, and hold

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harmless the other party against all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including reasonable attorney fees) for any leasing commission, finder’s fee, or equivalent compensation alleged to be owning on account of the indemnifying party’s dealings with any real estate broker or agent other than the Brokers. The terms of this Section 17.24 shall survive the expiration or earlier termination of the Lease Term.

Section 17.25. [Intentionally Deleted]

Section 17.26. Acknowledgment of Notices. Lessor has provided and Lessee hereby acknowledges receipt of the Notices attached as Exhibits J and K hereto, concerning the presence of certain uses and operations of neighboring parcels of land.

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Section 17.27. List of Exhibits.

Ref. Page
EXHIBIT A:	Real Property Legal Description, Site Plan, and Building Elevations

EXHIBIT B:	Plans and Specifications for Shell Building

EXHIBIT C:	Work Letter Agreement for Tenant Improvements and Interior Specification Standards

EXHIBIT D:	Cost Responsibilities of Lessor and Lessee

EXHIBIT E:	Memorandum of Commencement of Lease Term and Schedule of Base Rent

EXHIBIT F:	SNDA

EXHIBIT G:	Signage Exhibit

EXHIBIT H:	Guaranty of Lease [Intentionally Omitted]

EXHIBIT I:	Hazardous Materials Disclosure

EXHIBIT J:	Notice to Tenants

EXHIBIT K:	Notice to Tenants

EXHIBIT L:	Rules and Regulations

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LESSOR AND LESSEE EACH HAS CAREFULLY READ AND HAS REVIEWED THIS LEASE AND BEEN ADVISED BY LEGAL COUNSEL OF ITS OWN CHOOSING AS TO EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOWS ITS INFORMED AND VOLUNTARY CONSENT THERETO. EACH PARTY HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS AND CONDITIONS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

Executed at San Jose, California, as of the reference date.

LESSOR: PACIFIC SHORES CENTER, LLC		ADDRESS:

________________________,		c/o Jay Paul Company
________________________		353 Sacramento Street, Suite 1740
San Francisco, California 94111

By:	/s/ Jay Paul
Jay Paul, President
With a copy to:

Thomas G. Perkins, Esq. 99 Almaden Blvd., 8th Floor San Jose, CA 95113 Telephone: 408-993-9911 Facsimile: 408-286.3312

LESSEE:		ADDRESS:

INFORMATICA CORP. a Delaware corporation		________________________ ________________________

By:	/s/ Earl E. Fry	(Before Commencement Date)
Earl E. Fry
	(Type or print name)	Pacific Shores Center
Its:	Sr. VP & CFO	Building 1
Redwood City, CA
(After Commencement Date)

37

BROKER EXECUTION

By signing below, the indicated real estate broker or agent is not being made a party hereto, but is signifying its agreement with the provisions hereof concerning brokerage.

LESSOR’S BROKER:		ADDRESS:

Cornish & Carey Commercial		2804 Mission College Blvd., Suite 120
Santa Clara, California 95054

By:

(Type or print name)
Its:	Executive Vice President

LESSEE’S BROKER:		ADDRESS:

BT Commercial		2445 Faber Place, Suite 250
Palo Alto, CA 94303-4226

By:	/s/ Illegible

/s/ Illegible
(Type or print name)

Its:	Managing Partner

38

EXHIBIT A

TO

PACIFIC SHORES CENTER LLC

LEASE

TO

INFORMATICA CORP.

FOR

Pacific Shores Center

Building 2

Redwood City, California

REAL PROPERTY LEGAL DESCRIPTION,

SITE PLAN AND BUILDING ELEVATIONS

(See Attached)

BUILDING 2 DESCRIPTION

Building 2 is planned to be a 4-story building, using steel-frame construction with glass-fiber-reinforced concrete (GFRC) exterior cladding, similar in style and quality to Buildings 1, and 3-10. The glazing system will consist of a curtain wall utilizing high-performance, insulated, tinted and spandrel glass, and will include clerestory windows at the upper level. Architectural features include balconies with trellis elements at the 4th floor. Floor slabs will be designed to carry up to 100 pounds per square foot.

Exhibit “A” INFORMA____ BUILDING #2

EXHIBIT B

TO

PACIFIC SHORES CENTER LLC

LEASE

TO

INFORMATICA CORP.

FOR

Pacific Shores Center

Building 2

Redwood City, California

SHELL BUILDING PLANS AND SPECIFICATIONS

(To be provided)

NOTE: Shell Building Plans and Specifications shall be consistent with schematic

drawings prepared by DES and dated                      as Project No.

EXHIBIT C

TO

PACIFIC SHORES CENTER LLC

LEASE

TO

INFORMATICA CORP.

FOR

Pacific Shores Center

Building 2

Redwood City, California

WORK LETTER AGREEMENT FOR TENANT IMPROVEMENTS

AND INTERIOR SPECIFICATION STANDARDS

This agreement supplements the above referenced Lease executed concurrently herewith and is as follows:

1. Lessee shall devote such time as may be necessary to enable Lessor to complete and obtain by the respective dates specified in Section 2.04(d) of the Lease Lessee’s written approval, and approval by appropriate government authorities, of the final Working Drawings. The Working Drawings, as they may be modified or provided herein, shall be prepared by Lessor in accordance with the design specified by Lessee and reasonably approved by Lessor. Lessee shall be responsible for the suitability, for Lessee’s needs and business, of the design and function of all Tenant Improvements. All improvements to be constructed by Lessor as shown on the Working Drawings, standard or special, shall be defined as “Tenant Improvements.” All Tenant Improvements materials shall be of a quality equal to or greater than the quality of materials described on the Interior Specification Standards attached hereto as Schedule One.

2. Lessor shall cause General Contractor to complete the construction of the Tenant Improvements in a good and workmanlike manner and in substantial accordance with the Working Drawings. Lessor shall not, however, be responsible for procuring or installing in the Premises any trade fixtures, equipment, furniture, furnishings, telephone equipment or other personal property (“Personal Property”) to be used in the Premises by Lessee, and the cost of such Personal Property shall be paid by Lessee. Lessee shall conform to all Project standards in installing any Personal Property and shall be subject to any and all rules of the site during construction.

3. Payment for the Tenant Improvements shall be-pursuant to Section 2.04(g) of the Lease.

4. Lessee shall, by signing the Working Drawings within the time set forth in Section 2.04 (d) of the Lease, give Lessor authorization to complete the Tenant Improvements in accordance with such Working Drawings. If Lessee shall request any change, addition or alteration in the approved Working Drawings, Lessor shall promptly give Lessee a written estimate of the cost of engineering and design services to prepare a change order (the “Change Order”) in accordance with such request and the time delay expected because of such request. If Lessee, in writing, approves such written estimate, Lessor shall have the Change Order prepared and Lessee shall concurrently reimburse Lessor for the cost thereof. Promptly upon the completion of such Change Order, Lessor shall notify Lessee in writing of the cost and delay which will be chargeable to Lessee by reason of such change, addition or deletion. Lessee shall within three (3) business days notify Lessor in writing whether it desires to proceed with such change, addition or deletion, and in the absence of such written authorization, the Change Order will be deemed canceled and Lessee shall be chargeable with any delay in the completion of the Premises resulting from the processing of such Change Order, including the three (3) business day approval period.

5. If the completion of the Tenant Improvements in the Premises is delayed (i) at the request of Lessee, (ii) by Lessee’s failure to comply with the foregoing provisions, (iii) by changes in the work ordered by Lessee or by extra work ordered by Lessee, or (iv) because Lessee chooses to have additional work performed by Lessor, then Lessee shall be responsible for all costs and any expenses occasioned by such delay including, without limitation, any costs and expenses attributable to increases in labor or materials; and there shall be no delay in the commencement of Lessee’s obligation to pay Rent because of Lessor’s failure to complete the Tenant Improvements on time and any such delay in completion shall constitute Lessee Delay for purposes of Section 3.01 (a) of the Lease.

Each person executing this Work Letter Agreement certifies that he or she is authorized to do so on behalf of and as the act of the entity indicated. Executed as of November 2, 2000, at Mountain View (Santa Clara County), California.

PACIFIC SHORES CENTER LLC		INFORMATICA CORP.
a California corporation

By:		By:
Jay Paul
Its:	Manager		(Type or print name)

Its:

By:

(Type or print name)
Its:

SCHEDULE ONE

TO

EXHIBIT C TO

PACIFIC SHORES CENTER LLC

LEASE

TO

INFORMATICA CORP.

FOR

Pacific Shores Center

Building 2

Redwood City, California

INTERIOR SPECIFICATION STANDARDS

ABBREVIATED BUILDING STANDARDS

For Pacific Shores

Note: The Tenant Improvements shall be Class “A” and their quality must be at a minimum, per the following standards:

GENERAL OFFICE

CUSTOM CABINETRY

SCOPE: All materials and labor for the construction and installation of Cabinetry and all related accessories per WIC Standards.

A.	Trade Standards: Woodworking Institute of California (WIC) latest edition Section 15 and 16 for plastic laminated casework and plastic laminated countertops. Color of plastic laminate to be selected by Architect

B.	All cabinetry to be constructed to “Custom-Grade” Specifications. Cabinetry to be flush overlay construction.

C.	Plastic Laminate: High Pressure thermoset laminated plastic surfacing material to equal or surpass NEMA LD3, Nevamar, WilsonArt or approved equal.

1.	Countertops, shelf-tops, splashes, and edges: Grade-GP 50, 0.050 inches thick.

2.	All other exposed vertical surfaces: Grade GP 28, 0.028 inches thick

3.	Semi-exposed backing sheet: Grade CL 20, 0.020 inches thick

4.	Concealed backing sheet: Grade BK 20, 0.020 inches thick

D.	Adhesives: Bond surfaces to Type 11 as recommend by Plastic Laminate Manufacturer.

E.	Hinges: Heavy-duty concealed self-closing hinges. Amount of hinges per Door per WIC. Stanley or approved equal

F.	Door and Drawer Pulls: Wire-pull with 4-inch centers; Dull Chrome finish; Stanley 4483 or approved equal.

G.	Drawer slides: Heavy-duty grade with ball-bearings. Stanley, Klein, or approved equal

H.	Door Catches: Heavy-duty commercial friction type.

1.	Recessed Adjustable Shelf Standards: Aluminum or zinc-plated recessed type; Knape & Vogt with clips or approved equal.

J.	Base and Wall Cabinets including doors: 3/4-inch thick medium density particleboard:

1.	Conceal all fastenings.

2.	Provide clear spaces as required for mechanical and electrical fittings

3.	Plastic laminate and self-edge all shelves.

4.	Provide 3/4-inch thick doors and drawer faces.

5.	Unless indicated otherwise, all shelving to be adjustable.

6.	Provide back and ends on all cabinets.

7.	All exposed cabinet faces to be plastic-laminated:

K.	Countertops and Shelving: 3/4-inch thick medium density particleboard. Backsplash to be 3/4 inches thick, glued and screwed into top with scribed edges. Joints in countertop to be not closer than 24 inches from sinks. Joints shall be shop fitted, splined, glued and mechanically fastened.

L.	Installation of Cabinetry shall be per WIC instructions, Custom Grade.

WOOD DOORS

SCOPE:	All materials and labor necessary for the installation of Wood Doors, required accessories and preparations for hardware.

A.	Non-rated Wood Doors: 1-3/4 inch thick, flush, solid core, plain sliced Birch veneer with Birch edge. Cores may be either of the following: Glued block Hardwood Core per NWMA or Particleboard Core per NWMA. Manufacturer: Algoma, Weyerhaeuser, or approved equal.

B.	Fire-rated Wood Doors: 1-3/4 inch thick, flush, solid core, plain sliced Birch face veneer with Birch Edge with mineral core per rating. Manufacturer: Algoma, Weyerhaeuser, or approved equal. Doors shall have a permanent UL label.

C.	Vision Panels (where applies): Fire rated vision panel where required. Set in square metal stop to match metal doorstops as provided by doorframe manufacturer.

D.	Doors shall be 8’- 0” x 3’-0” leafs typical.

ALUMINUM DOOR AND WINDOW FRAMES

SCOPE:	All materials and labor necessary for the installation of Aluminum Door Frames.

A.	Frame Manufacturers: Raco, or Ragland Manufacturing Company, Inc.

B.	Door Frames: Non-rated and 20-minute label, Raco “Trimstyle” frame with Trim 700 (3/8 inch by 1-1/2 inch) with no exposed fasteners.

C.	Finish, Door and Window Frame Extrusions, Wall Trim:

1.	Painted and oven-cured with “Duralaq” finish.

2.	Color: Clear.

3.	Finish shall meet or exceed requirements of AAMA Specifications 603.

4.	Coat inside of frame profile with bituminous coating to a thickness of 1/16 inch where in contact with dissimilar materials.

DOOR HARDWARE

SCOPE: All materials and labor for the installation of all Door Hardware, locksets, closers, hinges, miscellaneous door hardware.

A.	Swinging Door Lockset and Cylinder: Schlage “L” series with lever handle with 6 pin cylinder.

B.	Keyway: Furnish blank keyways to match existing master-key system. Match existing keyways.

C.	Finishes: Satin Chrome, 626 finish. Paint closers to match.

D.	Kickplates: 16 gauge stainless steel; 10 inches high: width to equal door width less 2 inches.

HARDWARE SCHEDULE

Hardware Group A (Typical, rated, single door)

1	Lockset	Schlage	L9050PD
1-1/2 pair	Butt Hinges	Hager	BB1279
1	Closer	Norton	700 Series
1	Stop	Quality	(332 @ carpet)
1	Smoke Seal	Pemko

Hardware Group B (Typical, rated, closet/service door)

1	Lockset	Schlage	L9080PD
1-1/2 pair	Butt Hinges	Hager	BB1279
1	Closer	Norton	700 Series w/ hold-open
1	Stop	Quality	(332 @ carpet)
1	Smoke Seal	Pemko
Hardware Group C (Typical, non-rated door)

1	Lockset	Schlage	L9050PD
1-1/2 pair	Butt Hinges	Hager	BB1279
1	Stop	Quality	(332 @ carpet)

Hardware Group D (Typical, non-rated, closet/service door)

1	Lockset	Schlage	L9080PD
1-1/2 pair	Butt Hinges	Hager	BB1279
1	Stop	Quality	(332 @ carpet)
Hardware Group E (Card-access door)

1	Electric Lockset	Schlage	L9080PDGU
1-1/2 pair	Butt Hinges	Hager	BB1279 - NRP
(2 pr @ 8’ door)
1	Electric Butt	Hager
1	Closer	Norton	700 Series w/hold-open
1	Stop	Quality	(332 @ carpet)

Hardware Group F (Typical, double door)

1	Electric Lockset	Schlage	L9050PD
3 pair	Butt Hinges	Hager	BB1270
1	Auto Flush Bolt	Glyn Johnson	FB-8
1	Dustproof Strike	Glyn Johnson	DP2
2	Closer	Norton	7700 Series
2	Stop	Quality	(332 @ carpet)
1	Astragal	Pemko
1	Coordinator	Glyn Johnson
1	Smoke Seal	Pemko

GLAZING

SCOPE: All materials and labor for the installation of Glass.

A.	Manufacturers: PPG Industries, or Viracon, Inc. See glazing schedule below.

B.	Shop prepares all glazing. Edges to have no chips or fissures.

C.	Glazing Materials:

1.	Safety Glass: ASTM C1048, fully tempered with horizontal tempering, Condition A uncoated, Type 1 transparent flat, Class 1 clear, Quality q3 glazing select, conforming to ANSI Z97.1

2.	Mirror Glass: Clear float type with copper and silver coating, organic overcoating, square polished edges, 1/4-inch thick,

3.	Wire Glass: Clear, polished both sides, square wire mesh of woven stainless steel wire 1/2 inch x 1/2 inch grid; 1/4 inch thick.

4.	Tempered Glass: 1/4 inch thick, no tong marks. UL rated for 1 -hour rating.

5.	Spacers: Neoprene.

6.	Tape to be poly-iso-butylene.

D. Schedule:

1.	Type A: 1/4-inch thick mirror, annealed, heat strengthened, or full tempered as required.

2.	Type B: 1/4 inch thick clear float glass, annealed, heat strengthened, or full tempered as required.

3.	Type C: 1/4-inch thick wire glass plate, square pattern “Baroque”

LIGHT GAUGE METAL FRAMING

SCOPE: All materials and labor necessary for the installation of metal framing and related accessories.

A.	Structural Studs: 14 gauge punched channel studs with knurled screw-type flanges, prime-coated steel. Manufacturer: United States Gypsum SJ or approved equal. Submit cut-sheet of material.

B.	Partition Studs: 20 gauge studs with key-hole shaped punch-outs at 24 inches on center. Manufacturer: United States Gypsum ST or approved equal.

C.	Fasteners for Structural Studs: Metal screws as recommended by metal system manufacturer. Weld at all structural connection points.

D.	Reinforce framed door and window openings with double studs at each jamb (flange-to-flange and weld) and fasten to runners with screws and weld. Reinforce head with 14 gauge double stud same width as wall. Screw and weld.

E.	Provide all accessories as required to fasten metal-framing per manufacturers recommendations.

F.	Provide and install flat-strapping at all structural walls (walls with concrete footings beneath the walls), Minimum bracing shall be 25 % of structural walls shall be braced with flat-strapping per Manufacturers recommendations. Weld at all strap ends and at all intermediate studs.

G.	Provide foundation clips at 4’-0” on center at structural walls. Anchor with 1/2 inch diameter by 10 inch long anchor bolts.

H.	Non-structural interior partitions shall be anchored with power-driven fasteners at 4’-0” on center at the concrete slab.

ACOUSTIC CEILING SYSTEM

SCOPE: All materials and labor for the installation of the Acoustic Ceiling System including T-Bar system, Acoustic Ceiling Panels, Suspension wiring and fastening devices and Glued-down Ceiling Panels.

A.	Manufacturer Armstrong, or approved equal. Exposed T-bar system; factory painted; steel construction; rated for intermediate duty.

D.	Acoustical Tile: “Second Look”, conforming to the following:

1.	Size: 24 x 48 inches.

2.	Thickness: 3/4 inches.

3.	Composition: Mineral.

4.	NRC Range: .55 to .60.

5.	STC Range: 35 to 39.

6.	Flame Spread: ASTME84.0-25. UL Label, 25 or under.

7.	Edge: Tegular, Lay-in.

8.	Surface Color: White.

9.	Surface Finish: Factory-applied washable vinyl latex paint.

G.	Installation to be per ASTM C636 structural testing. Lateral support for each 96 square feet of ceiling flared at 45 degrees in 4 directions.

H.	Provide clips for panel uplift restraints at all panels, 2 per panel.

GYPSUM WALLBOARD

SCOPE: Provide all materials and labor for the installation of Gypsum Wallboard including all accessories and finishes.

A.	Standard Gypsum Wallboard: ASTM C36;. Ends square cut, tapered edges.

B.	Fire Resistant Gypsum Wallboard: ASTM C36, 5/8 inches thick Type X. Ends square cut, tapered edges. See Drawings for locations.

C.	Moisture-resistant gypsum wallboard: ASTM C630-90.

D.	Joint-reinforcing Tape and Joint Compound: ASTM C475, as manufactured by or recommended by wallboard manufacturer. Minimum 3 coat application for a smooth finish.

E.	Corner Bead: Provide at all exposed outside corners;

F.	L-shaped edge trim: Provide at all exposed intersections with different materials.

G.	All work shall be done in accordance with the USG recommended method of installation.

1.	Finish: smooth.

PAINTING

A.	Paint Manufacturers: ICI, Dunn-Edwards Corporation, Kelly Moore.

B.	Paint colors shall be selected by the Architect.

C.	Painting Schedule: Provide for 4 different color applications

1.	P-1: “Field”. Color to be selected.

2.	P-2: “Accent”. Color to be selected.

3.	P-3: “Accent”. Color to be selected.

4.	P-4: “Accent”. Color to be selected.

D.	Interior Gypsum Wallboard:

1.	Primer Vinyl Wall Primer/Sealer.

2.	1 stand 2nd Coat: Eggshell Acrylic Latex.

E.	Metal Framing:

1.	Primer Red Oxide, shop-primed (for non-galvanized) if exposed.

F.	Wood Work, Wood Doors.

1.	Two coats of transparent finish. Sand lightly between coats with steel wool.

INSULATION

A.	R-15 in exterior walls.

B.	R-25 on Roof.

C.	Sound batts in conference, restroom and lobby walls.

ROOF EQUIPMENT

A.	Stainless steel mechanical platform and associated access stairs and guard rail system

B.	EIFS roof screen to match detail of exterior GFRC Panel.

FULL HEIGHT GLAZED PARTITION

A.	1/4” glazed partition, in building standard aluminum frame

FINISHES

A.	Vinyl Composite Tile: Armstrong stonetex, 12” x 12”

B.	Resilient Base: Burke rubber wall base, 4” top set or cove, as appropriate for VCT or carpet.

C.	Window Coverings: Miniblinds, Levelor, color: TBD

D.	Carpet:

Option 1:	Designweave, Windswept Classic 30 oz. (Direct glue installation) or equal

Option 2: (cut pile) Upgrade	Designweave, Tempest Classic 32 oz. (Direct glue installation) or equal.

Option 3: (cut pile) Upgrade	Designweave, Sabre Classic, 38 oz. (Direct glue installation) or equal.

KITCHEN FIXTURES

A.	Sink: Ekkay stainless steel, GECR-2521-L&R, 20 gauge, 25” w x 21 1/4” D x 5 3/8” D, ADA compliant

B.	Kitchen Faucet: American Standard, Silhouette Single control, #4205 series, spout 9 3/4”.

KITCHEN APPLIANCES

A.	Dishwasher:

Option 1:	GE GSD463DZWW, 24”W x 24 V 3/4” D x 34-35” H, 9 gallons/wash
Option 2:	Bosch, SHU5300 series, 5.4gallons/wash-with water heater

B.	Refrigerator:

Full Size:	GE, “S” series top-mount, TBX16SYZ, 16.4 cubic feet, recessed recessed handles, 28” W x 29 1/8” D x 66 3/4” H, white, optional factory installed ice-maker.

Under-counter:

		Option 1:	U-Line, #29R, 3.5 cubic feet, white
		Option 2:	U-Line, Combo 29FF, Frost Free with factory installed icemaker, 2.1 cubic feet, white

C.	Microwave:	GE, Spacemaker II JEM25WY, Midsize, 9 cubic feet, 800 watts, 23 13/16” W x 11 13/16” Dx12 5/16” H

		Option 1:	Under counter Mounting Kit, #4AD19-4
		Option 2:	Accessory Trim Kit # JXB37WN, 26 1/8” W X 18 1/4” H (built-in application)

D.	Garbage Disposal:	ISE #77, 3/4” horsepower

E.	Water Heater:	To be selected by DES.

PUBLIC SPACES

FRONT BUILDING LOBBY

Walk Off Matts:	Design Materials, Sisel, Calcetta #68. Natural, 100% coir

Floor Tile:	3/8” x 18” x 18” Stone or Marble set in mortar bed in recessed slab as approved by Owner

Transition Strips:	5/16” x 1 1/2” x random length strips, cherry wood flooring

Corridor Carpeting:	Carpet over pad, Atlas, New Vista or as approved by Owner

Lobby Ceiling:	Suspended gypsum board ceiling, Painted

Building Lobby: Pendant Fixture	Akarl shades hanging #J1-9 3/4” x 5’-2” or equal as approved by owner.

Stairs & Mezzanine Railing:	P & P Railing, Modesto with custom cherry guard rail Rep: Oliver Capp (805) 241-8810. Hand and guard railing P & P Railings, Modesto stainless steel railing with horizontal spirals and custom cherry guard rail cap by others, fittings dark gray metallic or equal as approved by Owner.

BACK BUILDING LOBBY & EMERGENCY STAIRS

Walk Off Matts:	Design Materials, Sisal, Calcutta #68, Natural, 100% coir.

Treads & Landings:	Carpet covered concrete, as approved by Owner

Stringers, Risers & Handrails	Painted steel stringer, eggshell finish enamel.

Ceiling:	Suspended gypsum board ceiling.

ELEVATORS

Cars:	(1) 3800 Ib, (1) 3500 Ib 150 ft/min by Otis

Elevator Doors:	Stainless Steel

Elevator Interior Paneling:	Cherry veneer with stainless steel reveals and railing

Elevator Floor	Slate 3/8” x 18” x 18” tile as approved by Owner.

RESTROOMS

Counter tops:	Stone/marble or equal as approved by Owner

Walls at Lavatories:	Eggshell finish, latex paint, Benjamin Moore

Floor at Toilets:	2” x 2” matte porcelain ceramic floor tiles, thin set, Dal-tile.

Walls at Toilets:	2” x 2” matte porcelain ceramic floor tiles, thin set, Dal-tile.

Ceiling:	Suspended gypsum board ceiling.

Toilet compartments:

A.	Manufactured floor-anchored metal toilet compartments and wall-hung urinal screens.

B.	Approved Manufacturer, Global Steel Products Corp, or approved equal.

C.	Toilet Partitions: Stainless Steel finish.

D.	Hardware: Hinges: Manufacturer’s standard self-closing type that can be adjusted to hold door open at any angle up to 90 degrees. Latch and Keeper: Surface-mounted latch unit, designed for emergency access, with combination rubber-faced door strike and keeper. Coat Hook: Combination hook and rubber-tipped bumper. Door Pull: Manufacturer’s standard.

Ceramic Tile

A.	Manufacturer Dal:-Tile or approved equal.

B.	Size: 4-1/4” x 4-1/4” for walls, 8 x 8 for floors, 3/4” liner strip as accent.

C.	Glaze: Satin glaze for walls, unglazed tile for floors.

D.	Color: As selected by Architect.

E.	Accessories: Base, comers, coved cap and glazed to match

F.	Wall and floor installation: per applicable TCA

G.	Waterproof Membrane: Chloraloy or approved equal.

H.	Tile Backer Board: 1/2 inch thick wonderboard

I.	Grout: Commercial Portland Cement Grout; Custom Building Products or approved equal

J.	Mortar: Latex-Portland cement mortar, Custom Building Products or approved equal.

RESTROOM:

Toilet:	Kohler/American Standard, commercial quality.

ELECTRICAL

A.	50 foot candles at working surface.

B.	3 Bulb 2x4 parbolic fixtures

C.	1/2 20 Amp circuit for each hard wall office

D.	Electrical Devices: Recessed wall mounted devices with plastic cover plate. Color: white, multi-gang plate 80400 Series duplex wall outlets.

E.	Telephone/Data Outlets: Recessed wall mounted, Standard 2x4 wall box with 3/4” EMT conduit from box to sub out above ceiling walls pull string, cabling, terminations and cover-plates, color: white, provided by tenant’s vendor. Tenant shall furnish telephone backboard.

F.	Light Switches: Dual level rocker type, mounted at standard locations, with plastic cover plate, 5325-W cover plate single switch B0401-W, double switch B0409-W. Decors by Leviton, colors: white, and will comply with Title 24 Energy Codes. Decors by Leviton.

MECHANICAL

A.	VAV Reheat system – design/build. Each floor to have a minimum of thirty zones. Provide reheat boxes on all zones on top floor and at all exterior zones on lower floor. System shall meet T-24 for ventilation. Design shall be for 73 deg. Ambient interior temperature and 2 1/2 watts per sq. ft. min.

FIRE SPRINKLER SYSTEM

As required by NFPA & factory mutual standard hazard, seismically braced.

END

EXHIBIT D

TO

PACIFIC SHORES CENTER LLC

LEASE

TO

INFORMATICA CORP.

FOR

Pacific Shores Center

Building 2

Redwood City, California

COST RESPONSIBILITIES OF LESSOR AND LESSEE

FOR SHELL TENANT IMPROVEMENTS

A. Lessor is responsible for the construction of the building shell improvements which shall include the following items:

Soils Engineer

Civil Engineer

Architectural and Structural Engineer

Landscaping

Empty Electrical Conduits will be provided from the street to the future electrical room for a 2500 Amp. Service 277/480 volt service capability for each building . The electrical conduits will be stubbed up above the floor level.

Lessor to provide two vertical risers for fire sprinklers.

Testing and Inspection for the shell.

Building Permits for the Shell and exterior Premises.

Utility Connection Fee (Fire Protection).

Area Fees

Construction Insurance

Construction Interest

Construction Taxes

Land Interest (if any)

Temporary Facilities

All site work to include:

Site clearing and grading

Excavating/Fill

Soil compaction

Site drainage

Urinal:	Kohler/American Standard, commercial quality.

Lavatory:	Kohler/American Standard, undercounter.

Lavatory Faucet:	Kroin handicap lavatory faucet #HV1LH, polished chrome.

Soap Dispenser Counter:	Bobrick, 8226, Lavatory mounted for soaps, 34 fl oz.

Toilet accessories:

A.	Manufacturer: Bobrick Washroom Equipment, or approved equal.

B.	Schedule: Model numbers used in this schedule are Bobrick (134) unless otherwise noted.

C.	Combination Paper Towel Dispenser/Waste Receptacle: Recessed, Model B-3944, one per restroom #7151 and 7152, and two per restroom #7050 and 7061.

D.	Feminine Napkin Vendor: Recessed, combination napkin/tampon vendor, Model B-3500, with 25 cent operation, one per each women’s toilet room.

E.	Soap Dispenser: Lavatory mounted dispenser, Model B-822, one per each lavatory.

F.	Toilet Paper Dispenser: Surface-mounted, Model JRT, JR Escort, “In-Sight” by Scott Paper Company, one per stall.

G.	Toilet Seat Cover Dispenser: Recessed, wall-mounted, Model B-301, one per stall.

H.	Sanitary Napkin Disposal: Recessed, wall-mounted, Model B-353, one per each women’s handicapped and odd stall.

I.	Sanitary Napkin Disposal: Partition-mounted, Model B-354 (serves two stalls).

J.	Grab Bars: Horizontal 36”, B6206-36: 42”, B62-6-42: one per each handicapped stall.

K.	Mop/Broom Holders: B223-24 (one per janitor closet).

L.	Paper Towel Dispensers: Recessed mounted, Model B-359, one at side wall adjacent to sink.

TENANT CORRIDORS

Walls:	Eggshell finish, latex paint, Benjamin Moore.

Floors:	Level loop carpet over pad with 4” resilient base as approved by Owner.

Ceiling:	24” x 24” x 3/4 ” thick fine fissured type mineral fiber, Armstrong Cirus acoustical tile (beveled regular edge) in a 24” x 24” Donn Fineline suspended grid, white finish.

Water Fountain:	Haws Model #1114 Stainless Steel #4.

Cross Corridor Smoke Detector:	3’-6” x full height, 20 minute rated, pocket assembly, on magnetic hold opens.

Corridor Wall Sconce:	Carpyen “Berta” 35cm x 33 cm, engraved curved opaque glass, 2 x 7-9W, #G-23 or equal as approved by owner

Site utilities

Paving

Curbs and gutters

Sidewalks

Parking lot lights

Curb painting and parking lot striping and markings as required by the City.

Fences, to include special enclosures for trash

Irrigation System

Lawns and planting

Building Shells to include:

Concrete Formwork

Concrete Reinforcement (if used)

Cast in pace concrete (if used)

Metal decking (if used)

Metal framing (if used)

Rough carpentry as related to shell

Millworks as related to Shell

Glue-Lam structure (if used)

Building roof installation

Roofing tiles

Flashing

Drainage Systems for Roof

Roof Pitch Pans

Caulking/Sealants

Exterior Metal Door/Frames related to the Shell

Wood or Glass Doors as designated as related to the Exterior Shell

Overhead Doors

Anodized Aluminum Windows

Finish Hardware as related to the Shell Doors

Glass Glazing as specific on plans

Storefront if desired

Gutters over front and rear entrances

Exterior Loading Docks as specific on plans

Water Supply stubbed to the ground floor (first floor of each Building only)

Roof drainage

Gas piping to face of building at First Floor

Telephone and computer conduits between Buildings

All Government fees applying to the exterior premises and shell.

B. The following shall be considered interior improvements costs and shall be the responsibility of the Lessee subject to the tenant improvement allowance as provided in the Lease:

HVAC units

Ducting controls

Air Tempering Systems

Elevators and elevator pits (Otis Elevator Lessor Specs)

Mechanical platforms, screens and associated roof accessories

Stairs

Electrical service (Lessor to provide exterior conduits)

EXHIBIT E

TO

PACIFIC SHORES CENTER LLC

LEASE

TO

INFORMATICA CORP.

FOR

Pacific Shores Center

Building 2

Redwood City, California

MEMORANDUM

OF

COMMENCEMENT OF LEASE TERM

Pursuant to Article III, Section 3.01, paragraph (a) of the above-referenced Lease, the parties to said Lease agree to the following:

1.	The Commencement Date of the Lease is July 15, 2001 and the Lease Term commenced on said date, provided that if a temporary certificate of occupancy is not issued by July 15, 2001 due solely to a failure of any Building Shell item(s) to be completed (and not due to a failure of any Tenant Improvement item(s) to be completed), the Commencement Date shall be delayed to the date of completion of such Building Shell item(s). The Expiration Date for the initial Lease Term is July 14, 2013.

2.	The date for commencement of rent for the Building is July 15, 2001, provided that if a temporary certificate of occupancy is not issued by July 15, 2001 due solely to a failure of any Building Shell item(s) to be completed (and not due to a failure of any Tenant Improvement item(s) to be completed), the date for commencement of rent shall be delayed to the date of completion of such Building Shell item(s).

3.	Attached hereto as a part hereof is a true and correct schedule of Base Rent.

4.	The total Rentable Area of the Building is one hundred forty-one thousand one hundred eighty (141,180) rentable square feet.

SIGNATURE PAGE TO FOLLOW

Each person executing this Memorandum certifies that he or she is authorized to do so on behalf of and as the act of the entity indicated. Executed as of June 21st, 2001, at Redwood City (San Mateo County), California.

PACIFIC SHORES DEVELOPMENT, LLC a Delaware limited liability company			INFORMATICA CORP. a California corporation

By:	Technology Land, LLC		By:	/s/ James E. Healey
Its:	Operating Member			James E. Healey
	By:			(Type or print name)
		Jay Paul	Its:	VP, CEO
	Its:	Sole Member
			By:	/s/ Earl E. Fry
Earl E. Fry
(Type or print name)
			Its:	Sr. VP & CEO

SCHEDULE TO EXHIBIT E

PACIFIC SHORES CENTER, REDWOOD CITY, CA

MEMORANDUM AND COMMENCEMENT OF RENT

TERM AND SCHEDULE OF BASE RENT

Building 2

Beginning	Rental Rate	Sq. Ft.	Monthly	Annually
7/15/01	$3.50	141,180	$494,130.00	$5,929,560.00
8/1/02	$3.62	141,180	$511,424.55	$6,137,094.60
8/1/03	$3.75	141,180	$529,324.41	$6,351,892.92
8/1/04	$3.88	141,180	$547,850.76	$6,574,209.12
8/1/05	$4.02	141,180	$567,025.54	$6,804,306.48
8/1/06	$4.16	141,180	$586,871.43	$7,042,457.16
8/1/07	$4.30	141,180	$607,411.93	$7,288,943.16
8/1/08	$4.45	141,180	$628,671.35	$7,544,056.20
8/1/09	$4.61	141,180	$650,674.85	$7,808,098.20
8/1/10	$4.77	141,180	$673,448.47	$8,081,381.64
8/1/11	$4.94	141,180	$697,019.17	$8,364,230.04
8/1/12	$5.11	141,180	$721,414.84	$8,656,978.08

EXHIBIT F

TO

PACIFIC SHORES CENTER LLC

LEASE

TO

INFORMATICA CORP.

FOR

Pacific Shores Center

Building 2

Redwood City, California

SNDA

(See Construction and Permanent SNDA Samples Attached)

RECORDING REQUESTED AND WHEN

RECORDED RETURN TO:

CONSTRUCTION

SNDA

KEYBANK NATIONAL ASSOCIATION

Heal Estate Division

Mailcode WA-31-10-5285

700 Fifth Avenue, 52nd Floor

Seattle, WA 98104-5099

Attn: ____________

Loan No. ___________

SUBORDINATION, ACKNOWLEDGMENT OF LEASE ASSIGNMENT,

NONDISTURBANCE AND ATTORNMENT AGREEMENT

AND ESTOPPEL CERTIFICATE

(Lease to Deed of Trust)

NOTICE:	THIS SUBORDINATION AGREEMENT RESULTS IN YOUR LEASE BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF THE DEED OF TRUST (DEFINED BELOW).

THIS AGREEMENT AND CERTIFICATE is made this ________ day of _________, 1990, between KEYBANK NATIONAL ASSOCIATION, a national banking association (“Lender”) and _____________________, a ______________________ (“Tenant”).

Recitals

A. _________________ (“Landlord”), is the owner of real property (“Property”) located in _____________ County, California, and legally described on Exhibit A.

B. Tenant is a tenant of a portion of the Property (“Premises”) under a lease (“Lease”) with Landlord dated ____________________.

C. Lender has agreed to make a loan (“Loan”) to Landlord. In connection therewith, Landlord has executed or proposes to execute, a Construction Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing (“Deed of Trust”) encumbering the Property and securing, among other things, a promissory note (“Note”) in the principal sum of __________ DOLLARS ($_____________), of even date herewith, in favor of Lender, which Note is payable with interest and upon the terms described therein. The Deed of Trust is to be recorded concurrently herewith.

D. The Deed of Trust constitutes a present assignment to Lender of all right, title, and interest of Landlord under the Lease.

E. Lender’s agreement to make the Loan is conditioned on Tenant’s specific and unconditional subordination of the Lease to the lien of the Deed of Trust such that the Deed of Trust at all times remains a lien on the Property, prior and superior to all the rights of Lessee under the Lease, and Tenant’s agreement to attorn to Lender if Lender obtains possession of the Property by foreclosure or deed in lieu of foreclosure. Tenant is willing to do so in consideration of the benefits to Tenant from the Loan and the Lease and Lender’s agreement not to disturb Tenant’s possession of the Premises under the Lease.

NOW, THEREFORE, Lender and Tenant agree as provided below.

1. Subordination. Tenant hereby intentionally and unconditionally subordinates the Lease and all of Lessee’s right, title and interest thereunder and in and to the Property to the lien of the Deed of Trust and all of Lender’s rights thereunder, including any and all renewals, modifications and extensions thereof and agrees that the Deed of Trust and any and all renewals, modifications and extensions thereof shall unconditionally be and at all times remain a lien on the Property prior and superior to the Lease. Without limiting the generality of the foregoing, such subordination shall include all rights of Tenant in connection with any insurance or condemnation proceeds with respect to the Premises or Property.

2. Acknowledgment. Tenant understands that Lender would not make the Loan without this Agreement and the subordination of the Lease to the lien of the Deed of Trust as set forth herein and that in reliance upon, and in consideration of, this subordination, specific loans and advances are being and will be made by Lender and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for reliance upon this subordination. This Agreement is and shall be the sole and only agreement with regard to the subordination of the Lease to the lien of the Deed of Trust and shall supersede and cancel, but only insofar as would affect the priority between the Deed of Trust and the Lease, any prior agreement as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which provide for the subordination of the Lease to a deed or deeds of trust or to a mortgage or mortgages.

3. Use of Proceeds. Lender, in making disbursements pursuant to the Note, the Deed of Trust or any loan agreement with respect to the Property, is under no obligation or duly to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat this agreement to subordinate in whole or in part.

4. Nondisturbance. Lender agrees that Tenant’s possession of the Premises shall not be disturbed by Lender during the term of the Lease, and Lender shall not join Tenant in any action or proceeding for the purpose of terminating the Lease, except upon the occurrence of a default by Tenant under the Lease and the continuance of such default beyond any cure period given to Tenant under the Lease.

5. Attornment. If Lender obtains possession of the Property by foreclosure or deed in lieu of foreclosure. Tenant shall attorn to Lender, be bound to Lender in accordance with all of the provisions of the Lease for the balance of the term thereof, and recognize Lender as the landlord under the Lease for the unexpired term of the Lease. Such attornment shall be effective without Lender being (i) subject to any offsets or defenses, or otherwise liable, for any prior act or omission of Landlord, (ii) bound by any amendment, modification, or waiver of any of the provisions of the Lease, or by any separate agreement between Landlord and Tenant relating to the Premises or Property, unless any such action was taken with the prior written consent of Lender, (iii) liable for the return of any security or other deposit unless the deposit has been paid to Lender, (iv) bound by any payment of rent or other monthly payment under the Lease made by Tenant more than one (1) month in advance of the due date, or (v) bound by any option, right of first refusal, or similar right of Tenant to lease any portion of the Property (other than the Premises) or to purchase all or any portion of the Property. Lender’s obligations as landlord under the Lease after obtaining possession of the Property by foreclosure or deed in lieu of foreclosure shall terminate upon Lender’s subsequent transfer of its interest in the Property.

6. Termination of Lease. Notwithstanding any other provision of this Agreement, in the event Lender obtains ownership of the Property by foreclosure or deed in lieu of foreclosure and the Lease requires the landlord to construct any improvements on the Premises or Property, the Lease shall terminate unless (i) Lender delivers written notice to Tenant expressly assuming such obligation within ten (10) days after the foreclosure sale or acceptance of the deed in lieu of foreclosure, or (ii) Tenant waives such obligation by delivery of written notice to Lender within ten (10) days after receiving notice of the foreclosure or deed in lieu of foreclosure.

7. Covenants of Tenant. Tenant covenants and agrees with Lender as follows:

(a) Tenant shall pay to Lender all rent and other payments otherwise payable to Landlord under the Lease upon written demand from Lender. The consent and approval of Landlord to this Agreement shall constitute an express authorization for Tenant to make such payments to Leader and a release and discharge of all liability of Tenant to Landlord for any such payments made to Lender.

(b) Tenant shall enter into no material amendment or modification of any of the provisions of the Lease without Lender’s prior written consent.

(c) Tenant shall not subordinate its rights under the Lease to any other mortgage, deed of trust, or other security instrument without the prior written consent of Lender.

(d) In the event the Lease is rejected or deemed rejected in any bankruptcy proceeding with respect to Landlord, Tenant shall not exercise its option to treat the Lease as terminated under 11 U.S.C. § 365(h), as amended.

(e) Tenant shall not accept any waiver or release of Tenant’s obligations under the Lease by Landlord, or any termination of the Lease by Landlord, without Lender’s prior written consent.

(f) Tenant shall promptly deliver written notice to Lender of any default by Landlord under the Lease. Lender shall have the right to cure such default within thirty (30) days after the receipt of such notice. Tenant further agrees not to invoke any of its remedies under the Lease until the thirty (30) days have clapsed, or during any period that Lender is proceeding to cure the default with due diligence, or is attempting to obtain the right to enter the Premises and cure the default.

8. Effect of Assignment. Notwithstanding that Landlord has made a present assignment of all of its rights under the Lease to Lender, Lender shall not be liable for any of the obligations of Landlord to Tenant under the Lease until Landlord has obtained possession of the Property by foreclosure or deed in lieu of foreclosure, and then only to the extent provided in paragraph 3 above.

9. Estoppel Certifications. Tenant hereby certifies and represents to Lender as provided below.

(a) The Lease constitutes the entire agreement between Landlord and Tenant relating to the Premises and the Property.

(b) The Lease is in full force and effect, and has not been amended, modified, or assigned by Tenant, either orally or in writing.

(c) No payments to become due under the Lease have been paid more than one (1) month in advance of the due date.

(d) Tenant has no present claim, offset or defense under the Lease, and Tenant has no knowledge of any uncured breach or default by Landlord or Tenant under the Lease or of any event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the lease.

(e) Tenant has no knowledge of any prior sale, transfer, assignment, hypothecation or pledge of Landlord’s interest under the Lease or of the rents due under the Lease.

(f) Except as otherwise provided in the Lease, Tenant has made no agreements with Landlord concerning free rent, partial rent, rebate of rental payments, setoff, or any other type of rental concession.

10. Costs and Attorneys’ Fees. In the event of any claim or dispute arising out of this Agreement, the party that substantially prevails shall be awarded, in addition to all other relief, all attorneys’ fees and other costs and expenses incurred in connection with such claim or dispute; including without limitation those fees, costs, and expenses incurred before or after suit, and in any arbitration, and any appeal, any proceedings under any present or future bankruptcy act or state receivership, and any post-judgment proceedings.

11. Notices. All notices to be given under this Agreement shall be in writing and personally delivered or mailed, postage prepaid, certified or registered mail, return receipt requested, to Lender at the address indicated on the first page of this Agreement, and to Tenant at its address indicated below. All notices which are mailed shall be deemed given three (3) days after the postmark thereof. Either party may change their address by delivery of written notice to the other party.

12. Miscellaneous. This agreement may not be modified except in writing and executed by the parties hereto or their successors in interest. This agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns. As used herein. “Landlord” shall include Landlord’s predecessors and successors in interest under the Lease, and “Lender” shall include any purchaser of the Property at any foreclosure sale. All rights of Lender herein to collect rents on behalf of Landlord under the Lease are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Landlord or others. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, such provision shall be considered severed from the rest of this Agreement and the remaining provisions shall continue in full force and effect as if such provision had not been included. This Agreement shall be governed by the laws of the State of California. This Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same original.

DATED this      day of                     , 1999.

NOTICE:	THIS SUBORDINATION AGREEMENT RESULTS IN YOUR LEASE BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF THE DEED OF TRUST (DEFINED ABOVE).

IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT HERETO.

“LENDER”

KEYBANK NATIONAL ASSOCIATION,
a National banking association

By:
Its

“TENANT”

a ______________________

By:
Its

Address:

CONSENTED AND AGREED TO:

“LANDLORD”

a ______________________

By:
Its

ALL SIGNATURES MUST BE ACKNOWLEDGED

STATE OF CALIFORNIA	)

	)	ss.

COUNTY OF	)

On                     , 1999, before me,                                      the undersigned, a notary public in and for said state, personally appeared                                     , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public

EXHIBIT A

TO

SUBORDINATION, NONDISTURBANCE AND

ATTORNMENT AGREEMENT AND ESTOPPEL CERTIFICATE

Legal Description

The Property is located in                      County_ California and is legally described as follows:

PERMANENT

SNDA

SUBORDINATION, NON-DISTURBANCE

AND ATTORNMENT AGREEMENT

THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this “Agreement”) made as of the [    ] day of [        ], 1997, by and among Nomura Asset Capital Corporation (“Lender”),                      (“Tenant”) and                      (“Landlord”).

WITNESSETH:

WHEREAS, Lender has agreed to make a loan (the “Loan”) of up to [                    ] to Landlord;

WHEREAS, the Loan will be evidenced by a deed of trust note (the “Note”) of even date herewith made by Landlord to order of Lender and will be secured by, among other things, a deed of trust, assignment of leases and rents and security agreement (the “Deed of Trust”) of even date herewith made by Landlord to Lender covering the land (the “Land”) described on Exhibit A attached hereto and all improvements (the “Improvements”) now or hereafter located on the land (the Land and the Improvements hereinafter collectively referred to as the “Property”); and

WHEREAS, by a lease dated as of [                    ] (which lease, as the same may have been amended and supplemented, is hereinafter called the “Lease”), Landlord leased to Tenant approximately [            ] square feet of space located in the Improvements (the “Premises”); and

WHEREAS, the parties hereto desire to make the Lease subject and subordinate to the Deed of Trust.

NOW, THEREFORE, the parties hereto, in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

1. The Lease, as the same may hereafter be modified, amended or extended, and all of Tenant’s right, title and interest in and to the Premises and all rights, remedies and options of Tenant under the Lease, are and shall be unconditionally subject and subordinate to the Deed of Trust and the lien thereof, to all the terms, conditions and provisions of the Deed of Trust, to each and every advance made or hereafter made under the Deed of Trust, and to all renewals, modifications, consolidations, replacements, substitutions and extensions of the Deed of Trust, so that at all times the Deed of Trust shall be and remain a lien on the Property prior and superior to the Lease for all purposes; provided, however, and Lender agrees, that so long as (A) no event has occurred and no condition exists, which would entitle Landlord to terminate the Lease or would cause, without further action of Landlord, the termination of the Lease or would entitle Landlord to dispossess Tenant from the Premises, (B) the term of the Lease has commenced and Tenant is in possession of the Premises. (C) the Lease shall be in full force and effect and shall not have been otherwise modified or supplemented in any way without Lender’s prior written consent, (D) Tenant shall duly confirm its attornment to Lender or its successor or assign by written instrument as set forth in Paragraph 3 hereof, (E) neither Lender nor its successors or assigns shall be liable under any warranty of construction contained in the Lease or any implied warranty of construction, and (F) all representations and warranties made herein by Tenant shall be true and correct as of the date of such attornment; then, and in such event Tenant’s leasehold estate under the Lease shall not be terminated, Tenant’s possession of the Premises shall not be disturbed by Lender and Lender will accept the attornment of Tenant.

2. Notwithstanding anything to the contrary contained in the Lease, Tenant hereby agrees that in the event of any act, omission or default by Landlord or Landlord’s agents, employees, contractors, licensees or invitees which would give Tenant the right, either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, or to reduce the rent payable thereunder or credit or offset any amounts against future rents payable thereunder, Tenant will not exercise any such right (i) until it has given written notice of such act, omission or default to Lender by delivering notice of such act, omission or default, in accordance with Paragraph 8 hereof, and (ii) until a period of not less than sixty (60) days for remedying such act, omission or default shall have elapsed following the giving of such notice. Notwithstanding the foregoing, in the case of any default of Landlord which cannot he cured within such sixty (60) day period, if Lender shall within such period proceed promptly to cure the same (including such time as may be necessary to acquire possession of the Premises if possession is necessary to effect such cure) and thereafter shall prosecute the curing of such default with diligence, then the time within which such default may be cured by Lender shall be extended for such period as may be necessary to complete the curing of the same with diligence. Lender’s cure of Landlord’s default shall not be considered an assumption by Lender of Landlord’s other obligations under the Lease. Unless Lender otherwise agrees in writing, Landlord shall remain solely liable to perform Landlord’s obligations under the Lease (but only to the extent required by and subject to the limitation included with the Lease), both before, and after Lender’s exercise of any right or remedy under this Agreement. If Lender or any successor or assign becomes obligated to perform as Landlord under the Lease, such person or entity will be released from those obligations when such person or entity assigns, sells or otherwise transfers its interest in the Premises or the Property.

3. Without limitation of any of the provisions of the Lease, in the event that Lender succeeds to the interest of Landlord or any successor to Landlord, then subject to the provisions of this Agreement including, without limitation, Paragraph 1 above, the Lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to and accept Lender and to recognize Lender as its Landlord under the Lease for the then remaining balance of the term thereof, and upon request of Lender, Tenant shall execute and deliver to Lender an agreement of attornment reasonably satisfactory to Lender.

4. If Lender succeeds to the interest of Landlord or any successor to Landlord, in no event shall Lender have any liability for any act or omission of any prior landlord under the Lease which occurs prior to the date Lender succeeds to the rights of Landlord under the Lease, nor any liability for claims, offsets or defenses which Tenant might have had against Landlord.

2

In no event shall Lender have any personal liability as successor to Landlord and Tenant shall look only to the estate and property of Lender in the Land and the Improvements for the satisfaction of Tenant’s remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by Lender as Landlord under the Lease, and no other property or assets of Lender shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under or with respect to the Lease.

5. Tenant agrees that no prepayment of rent or additional rent due under the Lease of more than one month in advance, and no amendment, modification, surrender or cancellation of the Lease, and no waiver or consent by Landlord under the terms of the Lease, shall be binding upon or as against Lender, as holder of the Deed of Trust, and as Landlord under the Lease if it succeeds to that position, unless consented to in writing by Lender. In addition, and notwithstanding anything to the contrary set forth in this Agreement, Tenant agrees that Lender, as holder of the Deed of Trust, and as Landlord under the Lease if it succeeds to that position, shall in no event have any liability for the performance or completion of any initial work or installations or for any loan or contribution or rent concession towards initial work, which are required to be made by Landlord (A) under the Lease or under any related Lease documents or (B) for any space which may hereafter become part of said Premises, and any such requirement shall be inoperative in the event Lender succeeds to the position of Landlord prior to the completion or performance thereof. Tenant further agrees with Lender that Tenant will not voluntarily subordinate the Lease to any lien or encumbrance without Lender’s prior written consent.

6. This Agreement may be executed in two or more counterparts, each of which Shall be deemed an original but all of which together shall constitute and be construed as one and the same instrument.

7. All remedies which Lender may have against Landlord provided herein, if any, are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Landlord or others. If any party consists of multiple individuals or entities, each of same shall be jointly and severally liable for the obligations of such party hereunder.

8. All notices to be given under this Agreement shall be in writing and shall be deemed served upon receipt by the addressee if served personally or, if mailed, upon the first to occur of receipt or the refusal of delivery as shown on a return receipt, after deposit in the United States Postal Service certified mail, postage prepaid, addressed to the address of Landlord, Tenant or Lender appearing below, or, if sent by telegram, when delivered by or refused upon attempted delivery by the telegraph office. Such addresses may be changed by notice given in the same manner. If any party consists of multiple individuals or entities, then notice to any one of same shall be deemed notice to such party.

3

Lender’s Address:

Nomura Asset Capital Corporation

Two World Financial Center, Building B

New York, New York 10281-1198

Attention: Ms. Sheryl McAfee

Tenant’s Address:

___________________________________

___________________________________

___________________________________

___________________________________

Attention: ___________________________

Landlord’s Address:

___________________________________

___________________________________

___________________________________

___________________________________

Attention: ___________________________

9. This Agreement shall be interpreted and construed in accordance with and governed by the laws of the State of California.

10. This Agreement shall apply to, bind and inure to the benefit of the parties hereto and their respective successors and assigns. As used herein “Leader” shall include any subsequent holder of the Deed of Trust.

11. Tenant acknowledges that Landlord has assigned to Lender its right, title and interest in the Lease and to the rents, issues and profits of the Property and the Property pursuant to the Deed of Trust, and that Landlord has been granted the license to collect such rents provided no Event of Default has occurred under, and as defined in, the Deed of Trust. Tenant agrees to pay all rents and other amounts due under the Lease directly to Lender upon receipt of written demand by Lender, and Landlord hereby consents thereto. The assignment of the Lease to Lender, or the collection of rents by Lender pursuant to such assignment, shall not obligate Lender to perform Landlord’s obligations under the Lease.

[NO FURTHER TEXT ON THIS PAGE]

4

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of title day and year first above written.

NOMURA ASSET CAPITAL CORPORATION,
a Delaware corporation

By:
Name:
Title:

[LANDLORD]

By:

[TENANT]

By:

5

STATE OF CALIFORNIA	)
	)	SS:
COUNTY OF	)

On                                                  , before me, a Notary Public in and for said state, personally appeared                                                                                                                                        , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument

WITNESS my hand and official seal.

(SEAL)

6

EXHIBIT G

TO

PACIFIC SHORES CENTER LLC

LEASE

TO

INFORMATICA CORP.

FOR

Pacific Shores Center

Building 2

Redwood City, California

SIGNAGE EXHIBIT

(To be provided)

STATE OF CALIFORNIA	)
	)	SS:
COUNTY OF	)

On                                                  , before me, a Notary Public in and for said state, personally appeared                                                                                                                                        , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within, instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

(SEAL)

7

STATE OF CALIFORNIA	)
	)	SS:
COUNTY OF	)

On                                                  , before me, a Notary Public in and for said state, personally appeared                                                                                                                                        , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

(SEAL)

8

EXHIBIT I

TO

PACIFIC SHORES CENTER LLC

LEASE

TO

INFORMATICA CORP.

FOR

Pacific Shores Center

Building 2

Redwood City, California

HAZARDOUS MATERIALS DISCLOSURE

Lessor has provided Lessee, and Lessee acknowledges that it has received and pursuant to Section 17.22(b) of the Lease, reviewed same, a copy of each of those certain documents entitled: (i) PHASE I, ENVIRONMENTAL SITE ASSESSMENT, PACIFIC SHORES CENTER, REDWOOD CITY, CALIFORNIA, Prepared for: The Jay Paul Company, San Francisco, California, Prepared by: IRIS ENVIRONMENTAL, Oakland, California, December 20, 1999, Job No. 99-122A; and (ii) PHASE II, ENVIRONMENTAL SITE ASSESSMENT, PACIFIC SHORES CENTER, 1000 SEAPORT BOULEVARD, REDWOOD CITY, CALIFORNIA, Prepared for: The Jay Paul Company, San Francisco, California, Prepared by: IRIS ENVIRONMENTAL, Oakland, California, January 14, 1999, Job No. 99-122-B

LESSEE

INFORMATICA CORP. a California corporation

By:

(Type or print name)

Its:

By:

(Type or print name)

EXHIBIT J

TO

PACIFIC SHORES CENTER LLC

LEASE

TO

INFORMATICA CORP.

FOR

Pacific Shores Center

Building 2

Redwood City, California

NOTICE TO TENANTS AND TRANSFEREES OF

CURRENT OR FUTURE USES OF ADJACENT PORT PROPERTY

Notice is hereby given to all lessees, tenants and transferees of land or interests in land located within Pacific Shores Center of the presence or potential future presence of Port related industrial activities on Port property adjacent to and west of Pacific Shores Center. All recipients of this notice should be aware of the following facts:

1. The parcel of Port property adjacent to Pacific Shores Center to the northwest shown on the Exhibit _______ attached hereto (the “Port Parcel”) is now or may be developed for Port related maritime and industrial uses similar to those occupying other properties along the west side of Seaport Boulevard and to the west of Pacific Shores Center.

2. Such Port related maritime and industrial activities are those which are permitted by the general industrial zoning of the City of Redwood City and may include heavy industrial land uses, including uses which involve the receipt, transport, storage or management of hazardous wastes, aggregates, cement, gravel and similar materials, including the outdoor storage and handling of such materials.

3. Pacific Shores Center Limited Partnership, on behalf of itself, its successors and assigns, has recognized, accepted and approved such uses of the

Port Parcel subject to the utilization of Best Available Management Practices in the development and use of the Port Parcel. Best Available Management Practices are defined on Exhibit ________ attached hereto.

4. Despite the use of Best Available Management Practices on the Port Parcel by the Port and its lessees and licensees and despite Pacific Shores Center Limited Partnership’s efforts to ensure compatibility between such uses and those in Pacific Shores Center, it is possible that such uses will cause emissions into the air of dust or other particulate matter, or noise or odorous substances which may be offensive to or be perceived as a nuisance by occupants of Pacific Shores Center.

5. Pursuant to covenants made by Pacific Shores Center Limited Partnership on behalf of its successors and assigns, tenants and lessees, the tenants, lessees and transferees of Pacific Shores Center Limited Partnership have approved and accepted such neighboring uses subject to their utilization of Best Available Management Practices.

6. Any actions to enjoin the continuation of such uses or to recover any damages to persons or property related to their operations are subject to a requirement for prior notice found in recorded covenants by Pacific Shores Center Limited Partnership. The following language is excerpted from such covenants:

“In the event that either party hereto believes that the other has failed to perform any covenant made herein in favor of the other, at least ten (10) days prior to the commencement of any action to enforce the covenants hereunder or to recover damages for the breach thereof, that party who believes that a failure to perform has occurred (the “Complaining Party”) shall give written notice (the “Notice”) to the party alleged not to have performed the covenant (the “Non-Complaining Party”) of the specific nature of the alleged failure and of the intent of the Complaining Party to take action to remedy the breach by the Non-Complaining Party. In the event that the nature of the alleged failure to perform is such that the same cannot reasonably be cured within ten (10) days after receipt of the Notice (the “Notice Period”), the Non-Complaining Party shall not be deemed to be in violation of its covenants and no action shall be commenced by the Complaining Party if, within the

EXHIBIT K

TO

PACIFIC SHORES CENTER LLC

LEASE

TO

INFORMATICA CORP.

FOR

Pacific Shores Center

Building 2

Redwood City, California

NOTICE TO PACIFIC SHORES TENANTS, LESSEES,

SUCCESSORS, ASSIGNS AND TRANSFEREES REGARDING

CURRENT OR FUTURE USES OF ADJACENT

AND PORT PROPERTY

Notice is hereby given to all tenants, lessees, successors, assigns and transferees of land or interest in land located within the Pacific Shores Center of the presence or potential future presence of maritime and industrial activities on RMC Lonestar and Port of Redwood City property west and adjacent to Pacific Shores Center. Recipients of this notice should be aware of the following:

1. The RMC Lonestar property and parcels of port property adjacent to and west of Pacific Shores Center are shown on the map attached to this notice. The RMC Lonestar and Port properties are now devoted to, or will be developed for, maritime and industrial uses.

2. These maritime and industrial uses are those which are permitted by the “Heavy Industry” General Plan designation and general industrial zoning of the City of Redwood City. These uses include, by way of example and not limitation, uses involving the receipt, transport, storage, handling, processing or management of aggregates, cement, concrete, asphalt, soil or other landscaping materials, recyclable metals and plastics, recyclable concrete and asphalt, chemicals, petroleum products, hazardous wastes, and similar materials, including indoor storage, mixing and handling of these materials.

3. These uses may cause, on either a regular or intermittent basis, air emissions, including without limitation, dust and other particulates, odors, vibrations, loud noises, and heavy truck, rail or marine vessel traffic. These uses may have visual, aesthetic or other aspects that may be offensive or perceived as a nuisance by occupants of Pacific Shores Center.

Notice Period, the Non-Complaining Party commences such cure and thereafter diligently and continuously prosecutes the same to completion within a reasonable time. Provided, however, that the Complaining Party shall not be precluded from recovering any actual damages suffered by reason of the alleged failure to perform prior to or after delivery of the Notice, whether or not such failure is thereafter cured.”

EXHIBIT L

TO

PACIFIC SHORES CENTER LLC

LEASE

TO

INFORMATICA CORP.

FOR

Pacific Shores Center

Building 2

Redwood City, California

RULES AND REGULATIONS

1. Lessee and Lessee’s employees shall not in any way obstruct the sidewalks, entry passages, pedestrian passageways, driveways, entrances and exits to the Project or the Building, and they shall use the same only as passageways to and from their respective work areas.

2. Any sash doors, sashes, windows, glass doors, lights and skylights that reflect or admit light into the Common Area of the Project shall not be covered or obstructed by the Lessee. Water closets, urinals and wash basins shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers, food or other substance of any kind shall be thrown into them. Lessee shall not mark, drive nails, screw or drill into, paint or in any way deface the exterior walls, roof, foundations, bearing walls or pillars without the prior written consent of Lessor, which consent may be withheld in Lessor’s sole discretion. The expense of repairing any breakage, stoppage or damage resulting from a violation of this rule shall be borne by Lessee.

3. No awning or shade shall be affixed or installed over or in the windows or the exterior of the Premises except with the consent of Lessor, which may be withheld in Lessor’s discretion.

4. No boring or cutting for wires shall be allowed, except with the consent of Lessor, which consent may be withheld in Lessor’s discretion.

5. Lessee shall not do anything in the Premises, or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire or the rate of fire insurance or which shall conflict with the regulations of the fire department or the law or with any insurance policy on the Premises or any part thereof, or with any rules or regulations established by any administrative body or official having jurisdiction, and it shall not use any machinery therein, even though its installation may have been permitted, which may cause any unreasonable noise, jar, or tremor to the floors or walls, or which by its weight might injure the floors of the Premises.

6. Lessor may reasonably limit weight, size and position of all safes, fixtures and other equipment used in the Premises. If Lessee shall require extra heavy equipment, Lessee shall notify Lessor of such fact and shall pay the cost of structural bracing to accommodate it. All damage done to the Premises or Project by installing, removing or maintaining extra heavy equipment shall be repaired at the expense of Lessee.

7. Lessee and Lessee’s officers, agents and employees shall not make nor permit any loud, unusual or improper noises nor interfere in any way with other Lessees or those having business with them, nor bring into or keep within the Project any animal or bird or any bicycle or other vehicle, except such vehicle as Lessor may from time to time permit.

8. No machinery of any kind will be allowed in the Premises without the written consent of Lessor. This shall not apply, however, to customary office equipment or trade fixtures or package handling equipment.

9. All freight must be moved into, within and out of the Project only during such hours and according to such reasonable regulations as may be posted from time to time by Lessor.

10. No aerial or satellite dish or similar device shall be erected on the roof or exterior walls of the Premises, or on the grounds, without in each instance, the written consent of Lessor. Any aerial so installed without such written consent shall be subject to removal without notice at any time. Lessor may withhold consent in its sole discretion.

11. All garbage, including wet garbage, refuse or trash shall be placed by the Lessee in the receptacles appropriate for that purpose and only at locations prescribed by the Lessor.

12. Lessee shall not burn any trash or garbage at any time in or about the Premises or any area of the Project.

13. Lessee shall observe all security regulations issued by the Lessor and comply with instructions and/or directions of the duly authorized security personnel for the protection of the Project and all tenants therein.

14. Any requirements of the Lessee will be considered only upon written application to Lessor at Lessor’s address set forth in the Lease.

15. No waiver of any rule or regulation by Lessor shall be effective unless expressed in writing and signed by Lessor or its authorized agent.

16. Lessor reserves the right to exclude or expel from the Project any person who, in the judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of the law or the rules and regulations of the Project.

17. Lessor reserves the right at any time to change or rescind any one or more of these rules and regulations or make such other and further reasonable rules and regulations as in Lessor’s judgment may from time to time be necessary for the operation, management, safety, care and cleanliness of the Project and the Premises, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants of the Project. Lessor shall not be responsible to Lessee or the any other person for the non-observance or violation of the rules and regulations by any other tenant or other person. Lessee shall be deemed to have read these rules and have agreed to abide by them as a condition to its occupancy of the Premises.

18. Lessee shall abide by any additional rules or regulations which are ordered or requested by any governmental or military authority.

19. In the event of any conflict between these rules and regulations, or any further or modified rules and regulations from time to time issued by Lessor, and the Lease provisions, the Lease provisions shall govern and control.

20. Lessor specifically reserves to itself or to any person or firm it selects, (i) the right to place in and upon the Project, coin-operated machines for the sale of cigarettes, candy and other merchandise or service, and (ii) the revenue resulting therefrom.

Exhibit B

Plan of Sublease Premises

Exhibit B

Plan of Sublease Premises

(Sublease Premises is cross-hatched area)

Exhibit B

Plan of Sublease Premises

(Sublease Premises is entire second floor)

Exhibit B-l

Warehouse Area

EXHIBIT B-1

WAREHOUSE AREA

Exhibit C

Hazardous Materials Definitions

Hazardous Materials: For purposes of this Sublease, “Hazardous Materials” shall be defined as oil, petroleum explosives, asbestos, radioactive materials, toxic substances or similar materials, including, without limitation, any substances which are or become defined as “hazardous substances,” “hazardous materials,” “hazardous wastes,” “toxic wastes,” or toxic substances” under applicable Environmental Laws, or any material the presence of which upon, at, on, under, beneath or above the Property causes or threatens to cause a hazard to human health or safety or the environment.

Environmental Laws: For purposes of this Sublease, “Environmental Laws” shall be defined as any and all applicable past, present and future federal, state or local statutes, laws, regulations, rules, ordinances, codes, licenses, permits orders, actions, policies, approvals, plans, authorizations, treaties, consent decrees, injunctions, restrictions, and similar items of all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of governing jurisdictions relating to protection of human health and safety and the indoor and outdoor environment, including without limitation all requirements relating to emissions, discharges or releases or threatened releases of Hazardous Materials into the environment, including without limitation, ambient air, surface water, groundwater, or land or otherwise relating to Hazardous Materials Activities or the cleanup or other remediation thereof.

Hazardous Materials Activities: For purposes of this Sublease, “Hazardous Materials Activities” shall be defined as the use, processing, distribution, generation, manufacture, handling, storage, transportation, treatment, disposal, emission, discharge, release, or threatened release, of, or remedial actions concerning, any Hazardous Materials.

SUBLEASE

BY AND BETWEEN

INFORMATICA CORPORATION

AND

OPENWAVE SYSTEMS INC.

FOR SUBLEASE PREMISES LOCATED AT

2100 SEAPORT BLVD

REDWOOD CITY, CALIFORNIA 94063

(Building 1)

25.	MISCELLANEOUS	13

26.	AMENDMENT OR MODIFICATION	13

27.	QUIET ENJOYMENT	13

28.	RIGHT TO DIRECT SUBLEASE PAYMENTS	14

ii

BASIC SUBLEASE INFORMATION

This Basic Sublease Information is provided solely as a convenience to summarize certain Sublease provisions and is not intended as a complete summary of all material terms and conditions of the Sublease. In the event of any inconsistency between any information shown in this Basic Sublease Information and the provisions of the Sublease, the provisions of the Sublease shall govern.

Address of Sublease Premises:	2100 Seaport Blvd. Redwood City, California 94063

Subtenant’s Name and Address for Notice:	Prior to Sublease Commencement Date for the Sublease Premises:

Openwave Systems Inc. 1400 Seaport Boulevard Redwood City, California 94063 Attn: Real Estate Department

From and after Sublease Commencement Date

Openwave Systems Inc. 2100 Seaport Blvd. Redwood City, California 94063 Attn: Real Estate Department

Sublandlord’s Name and Address for Notice:	Informatica Corporation 100 Cardinal Way Redwood City, CA 94063

Master Landlord:	Pacific Shores Investors, LLC

Permitted Use:	Office, research and development

Rentable Area of Sublease Premises:	Approximately 143,831 rentable square feet (consisting of the entire Building at 2100 Seaport Blvd.)

Subtenant’s Percentage Share:	Subtenant’s Percentage Share is 100%

Sublease Commencement Dates:	May 1,2005

Sublease Expiration Date:	June 29, 2013

Rent Commencement Dates:	August 1, 2005

Monthly Base Rent:

	Period	Monthly Base Rent
	May, 2005 to July, 2005	NNN Expenses only

	August, 2005 to June, 2008	$113,626.49 ($0.79 per rsf per month)

	July, 2008 to June, 2013	$136,639.45 ($0.95 per rsf per month)

Security Deposit:	$160,000

Prepaid Rent:	$225,814.67

Subtenant’s Broker:	Cresa Partners

Sublandlord’s Broker:	BT Commercial

ii

SUBLEASE

This Sublease is entered into effective as of February 25, 2005 (“Effective Date”) by and between Informatica Corporation, a Delaware corporation (“Sublandlord”), and Openwave Systems, Inc., a Delaware corporation (“Subtenant”). Capitalized terms not specifically defined herein or in the Basic Sublease Information are as defined in the Master Lease.

A. Sublandlord, as Lessee, is leasing from Pacific Shores Center, LLC, as Lessor, predecessor-in-interest to Pacific Shores Investors, LLC (“Master Landlord”), those certain premises located at 2100 Seaport Boulevard, Redwood City, California 94063 (“Premises”) pursuant to that certain Triple Net Building Lease dated effective February 22, 2000 (the “Master Lease”). Subtenant acknowledges having reviewed a copy of the Master Lease, which is attached hereto as Exhibit A.

B. Sublandlord desires to lease to Subtenant and Subtenant desires to lease from Sublandlord a portion of the Premises on the terms and conditions set forth in this Sublease.

1. SUBLEASE PREMISES

a. Sublandlord leases to Subtenant and Subtenant hires from Sublandlord the sublease premises together with the appurtenances thereto, commonly known and described as 2100 Seaport Boulevard, Redwood City, California being the entire building (floors one through four) (“Sublease Premises”). The Sublease Premises consists of approximately 143,831 rentable square feet in the Building commonly known as 2100 Seaport Boulevard, Redwood City, California 94063 (“Building”). The Sublease Premises is shown on the plan attached hereto as Exhibit B.

b. Subject to the provisions of Section 3.e below, Sublandlord shall deliver possession of the Sublease Premises to Subtenant in the required condition on May 1, 2005. In the event Sublandlord is unable to deliver possession of the Sublease Premises to Subtenant in the required condition by May 1, 2005 for any reason, then Sublandlord shall not be liable for any damage caused thereby, nor shall this Sublease be void or voidable nor shall the term hereof be extended beyond the Sublease Expiration Date specified in the Basic Sublease Information, but the Rent Commencement Date for the Sublease Premises, shall be delayed one day for each day of delay until Sublandlord has delivered the Sublease Premises to Subtenant in the required condition. In the event the term of this Sublease commences after the Sublease Commencement Date specified in the Basic Sublease Information, the expiration date of this Sublease shall continue to be the Sublease Expiration Date specified in the Basic Sublease Information, and the term of the Sublease shall be adjusted accordingly.

c. Except for the following items which are to be performed by Sublandlord as set forth in this Section 1.c below, Subtenant is taking possession of the Sublease Premises in its “as is” condition, and Sublandlord shall have no obligation hereunder to make, install, remodel or alter any tenant improvement for the benefit of Subtenant to enter into this Sublease or otherwise make or perform any repairs, renewals or replacements to the Sublease Premises as an inducement to Subtenant to enter into this Sublease or as a condition precedent to the effectiveness of this Sublease:

1.	Carpets cleaned;

2.	Walls patched and paint touched up; and

3.	Professional cleaning.

In addition, prior to May 1, 2005, Sublandlord and Subtenant shall agree on up to thirty thousand dollars ($30,000) of repairs in the aggregate to be made at Sublandlord’s cost, to the heating, ventilating and air conditioning (“HVAC”) system, and the electrical, plumbing, life safety, backup generator, UPS and sewer systems (collectively, “Building Systems”) in the 2100 Seaport Blvd. Building or in the 2000 Seaport Blvd. Building. Sublandlord shall contract for the performance of any work to be done in 2000 Seaport Blvd. Subtenant shall have the option of contracting directly for the performance of any work to be performed in the 2100 Seaport Blvd. by giving Sublandlord notice of such election by May 1, 2005, subject to Sublandlord’s approval of the contractor and the bid for such work, which shall not be unreasonably withheld or delayed. If Subtenant contracts directly for the performance of any work in the 2100 Seaport Blvd. Building, Sublandlord shall reimburse Subtenant for the cost of such work performed upon presentation of a paid invoice and an unconditional lien release from the contractor, provided that Sublandlord shall only be responsible for $30,000 in the aggregate for all such work to be done in 2100 Seaport Blvd. and in 2000 Seaport Blvd. Any excess cost shall be the responsibility of Subtenant. Sublandlord shall arrange for any work to be performed in 2000 Seaport and any work to be contracted for by Sublandlord in 2100 Seaport to be performed by June 1, 2005.

d. Subtenant acknowledges that the square footage of the Sublease Premises as specified in Subsection 1.a is an estimate and that Sublandlord does not warrant the exact square footage of the Sublease Premises. Subtenant and Sublandlord accept the square footage of the Sublease Premises as that specified in Subsection 1.a above, and, for purposes of this Sublease, neither party shall have the right to modify the square footage of the Sublease Premises during the Sublease Term. Subtenant hereby expressly waives all rights to make repairs at the expense of Sublandlord as provided in Section 1942 of the California Civil Code.

e. Subtenant shall have the right, to:

(i) subject to compliance with Master Landlord’s rules and regulations, the non-exclusive use of the Common Areas as provided for in Section 2.02 of the Master Lease;

(ii) commencing on the Sublease Commencement Date, to the use of 3 parking spaces per 1,000 rentable square feet of the Premises free of charge throughout the Sublease Term and any extensions thereof; and

(iii) access to the Sublease Premises 24 hours per day, 7 days per week, 52 weeks per year.

2. INCORPORATION OF MASTER LEASE

This Sublease is subject to all of the terms and conditions of the Master Lease and, except as set forth in Section 11 below, the rights and obligations of Lessor and Lessee under those provisions of the Master Lease incorporated into this Sublease shall be deemed the rights and obligations of Sublandlord and Subtenant, respectively. All of the terms and conditions of the Master Lease are incorporated herein as terms and conditions of this Sublease (with each reference therein to Lessor, Lessee and Premises to be deemed to refer to Sublandlord, Subtenant, and Sublease Premises, respectively), excepting only the following provisions of the Master Lease and as set forth in Section 11 below:

Sections:	1.01, 2.01, 2.04, 3.01, 3.02, 4.01, 4.02, 4.03, 4.06, 5.03, 5.04, 17.08, 17.14, 17.24

Exhibits:	B, C, D, E, F, G

In the event of any conflict or inconsistency between the incorporated terms of the Master Lease and the terms of the Sublease which are set forth in full, as between Sublandlord and Subtenant, the terms of the Sublease which are set forth in full shall prevail to the extent of any such inconsistency.

In the event that either Subtenant or Sublandlord shall receive any notice from the Master Landlord regarding a default pursuant to any of the provisions of the Master Lease, the party receiving such notice shall promptly give a copy thereof to the other party.

3. TERM

a. The term of this Sublease (“Sublease Term”) shall commence on the Sublease Commencement Date specified in the Basic Sublease Information and end on the Sublease Expiration Date specified in the Basic Sublease Information, unless earlier terminated pursuant to the provisions of this Sublease.

b. In the event of the termination for any reason of Sublandlord’s interest as Lessee under the Master Lease, then this Sublease shall terminate therewith without any liability of Sublandlord to Subtenant; provided, however, that Sublandlord shall be liable to Subtenant for any termination of the Sublease that results from Sublandlord’s breach of the Master Lease, so long as such breach is not caused in whole or in part by Subtenant, or its agents, contractors, employees, or invitees. To the extent that the Master Lease grants Sublandlord any discretionary right to terminate the Master Lease in connection with a casualty or condemnation, then Sublandlord shall be entitled to exercise or not exercise such right in its sole and absolute discretion, without the prior written consent of Subtenant. Sublandlord shall give Subtenant notice of any exercise by Sublandlord of such discretionary right to terminate the Master Lease concurrently with Sublandlord’s notice to Master Landlord.

c. Sublandlord represents and warrants for the benefit of Subtenant that: (i) the copy of the Master Lease attached hereto is a true, correct and complete copy thereof; (ii) there exist no amendments, modifications or other agreements (whether oral or written) affecting the Master Lease except as attached thereto; (iii) to Sublandlord’s current knowledge neither Sublandlord nor Master Landlord is in default under the provisions of the Master Lease, nor is there any event, condition or circumstance existing which with notice, or the passage of time or both, would constitute a default or event of default thereunder; (iv) the Master Lease is in full force and effect and is a valid and binding obligation of Sublandlord and Master Landlord; and (v) to Sublandlord’s current knowledge there are no pending or threatened actions, suits or proceedings before any court or administrative agency against Sublandlord which could, in the aggregate, adversely affect the Sublease Premises or any part thereof, or the ability of Sublandlord to perform its obligations under this Sublease or the Master Lease, and Sublandlord is not aware of any facts which might result in any such actions, suits or proceedings.

d. So long as Subtenant complies, within all applicable notice and cure periods, with its obligations under this Sublease (including the payment of all Rent when due), Sublandlord shall preserve the Master Lease and keep the Master Lease in full force and effect throughout the Sublease Term, (unless the failure to keep the Master Lease in full force and effect is caused in whole or in part by Subtenant’s or its agents, employees or contractors, and subject to Sublandlord’s right to terminate the Master Lease in connection with casualty or condemnation). Notwithstanding anything to the contrary contained in this Sublease or the Master Lease, Sublandlord shall not surrender the Sublease Premises or voluntarily terminate the Master Lease during the Sublease Term except in connection with the casualty or condemnation, unless and until Master Landlord has agreed in writing to continue this Sublease in full force and effect as a direct lease between Master Landlord and Subtenant upon and subject to all of the terms, covenants and conditions of this Sublease for the balance of the Sublease Term. If Master Landlord so consents, Subtenant shall attorn to Master Landlord in connection with any such surrender or voluntary termination and shall execute an attornment agreement in such form as reasonably may be satisfactory to Master Landlord and Subtenant.

e. Provided Subtenant has delivered its certificates of insurance to Sublandlord as required under this Sublease, then, not later than ten (10) business days after the later of: (i) the date upon which Sublandlord and Subtenant have executed and delivered this Sublease, and (ii) the date of Master Landlord’s unconditional written consent to this Sublease, Sublandlord shall deliver the Sublease Premises to Subtenant in the condition required by Section 1.c above and Subtenant shall have the right to enter and occupy the Sublease Premises from and after such date (“Early Occupancy Period”). Subtenant’s early entry and occupancy during the Early Occupancy Period shall be subject to and in accordance with all the terms and conditions of this Sublease, other than the obligation of Subtenant to pay Rent for the period prior to the Rent Commencement Date. Notwithstanding anything to the contrary contained in this Sublease, if Master Landlord’s unconditional written consent has been obtained, but Sublandlord has not delivered the Sublease Premises to Subtenant in the required condition by March 18, 2005, Subtenant shall have the right, but not the obligation, to terminate this Sublease in writing, in which case this Sublease shall terminate as of the date of Subtenant’s notice, neither party shall have any further rights or obligations hereunder and Sublandlord promptly shall return to Subtenant all sums paid by Subtenant to Sublandlord in connection with Subtenant’s execution of this Sublease.

4. USE

Subtenant shall use the Sublease Premises solely for the Permitted Use identified in the Master Lease and for no other purpose without the consent of Sublandlord and Master Landlord, which consent may be withheld in Master Landlord’s sole and absolute discretion. Subtenant agrees that its use shall comply with all applicable laws, statutes, ordinances, governmental rules, regulations and requirements, including without limitation all applicable fire and building codes and all Environmental Laws (collectively, “Governmental Requirements”), and that it shall not use or permit the Sublease Premises to be used for any purposes other than those described above. Subtenant shall not commit or permit to be committed on the Sublease Premises any act or omission which shall violate any term or condition of the Master Lease, or that would create waste or a nuisance or interfere with or disturb other tenants in the Building.

5. RENT

a. Subtenant shall pay Monthly Base Rent in the amounts and at the times specified in the Basic Sublease Information to Sublandlord for each month of the Sublease Term, without offset or deduction for the Sublease Premises, in advance, on the first day of each month of the Sublease Term, in lawful money of the United States. Monthly Base Rent shall commence on the Rent Commencement Dates specified in the Basic Sublease Information. Rent for any partial month shall be prorated on the basis of the number of days in such month. All Monthly Base Rent and any other charges payable by Subtenant under this Sublease shall be referred to herein as “Rent.”

b. In addition to Monthly Base Rent, and commencing on the Sublease Commencement Date identified in the Basic Sublease Information, on the first day of each month of the Sublease Term, Subtenant shall pay as Additional Rent Subtenant’s Percentage Share of Master Premises Operating Expenses (as such Percentage Share is provided in the Basic Sublease Information). As used in this Sublease, the term “Master Premises Operating Expenses” means all actual out-of-pocket costs payable by Sublandlord to Master Landlord under Sections 4.05, 7.01, 9.01 and 9.02 of the Master Lease and the fitness center fees charged by Master Landlord for the Building.

i. Estimated Payments. During each calendar year or partial calendar year of the Sublease Term, in addition to Base Monthly Rent, Subtenant will pay to Sublandlord on the first day of each month an amount equal to the product of Subtenant’s Percentage Share of the Master Premises multiplied by the “Estimated Operating Expenses” for the Master Premises for such calendar year. “Estimated Operating Expenses” for any calendar year shall mean Sublandlord’s reasonable estimate of Operating Expenses for the Master Premises for the ensuing calendar year, which estimate shall be based on the Master Landlord’s Statement received by Sublandlord from Master Landlord pursuant to Section 4.05 of the Master Lease. Sublandlord and Subtenant agree that the initial Estimated Operating Expenses for calendar year 2005 shall be $0.78 per rentable square foot of the Premises per month. During any partial calendar year during the Sublease Term, Estimated Operating Expenses will be estimated on a full-year basis. During the last month of each of Sublandlord’s fiscal years during the Term, or as soon thereafter as practicable, Sublandlord will give Subtenant written notice of Estimated Operating Expenses for the Building and the Master Premises for the ensuing calendar year. On or before the first day of each month during the ensuing calendar year (or each month of the Term, if a partial calendar year), Subtenant will pay to Sublandlord the product of Subtenant’s Percentage Share of the Master Premises multiplied by the Estimated Operating Expenses for the Master Premises for such calendar year; however, if such written notice is not given in the last month of Sublandlord’s fiscal year, Subtenant will continue to make monthly payments on the basis of the prior year’s Estimated Operating Expenses for the Master Premises until the month after such written notice is given, at which time Subtenant will commence making monthly payments based upon the revised Estimated Operating Expenses for the Master Premises. In the month Subtenant first makes a payment based upon the revised Estimated Operating Expenses for the Master Premises, Subtenant will pay to Sublandlord the difference between the amount payable based upon the revised Estimated Operating Expenses for the Master Premises and the amount payable based upon the prior year’s Estimated Operating Expenses for the Master Premises, for each month which has elapsed since the last month of Sublandlord’s fiscal year, or, if Subtenant’s payments of the prior year’s estimate exceeded the revised or actual Estimated Operating Expenses for the year in question, Sublandlord shall credit the excess to Estimated Operating Expenses next coming due until credited in full. If at any time or times it reasonably appears to Sublandlord that the actual Operating Expenses for the Master Premises for any calendar year will vary from the Estimated Operating Expenses for the Master Premises for such calendar year, Sublandlord may, by written notice to Subtenant, revise the Estimated Operating Expenses for the Master Premises for such calendar year, and subsequent payments by Subtenant in such calendar year will be based upon such revised Estimated Operating Expenses for the Master Premises.

ii. Nothing in this Section 5.b shall serve to modify Sublandlord’s and Subtenant’s obligations with respect to repair and maintenance of the Building and the Common Areas set forth elsewhere in this Sublease.

c. Rent payments shall be sent to Sublandlord in care of the following address:

Informatica Corporation

100 Cardinal Way

Redwood City, CA 94063

Attn: Real Estate Department

d. Subtenant shall pay Sublandlord a late charge equal to the lesser of 5% of the late payment of Rent or interest on such Rent at the maximum rate permitted by law, if Rent is not received by Sublandlord within five (5) days after such payment is due.

e. Upon execution of this Sublease, Subtenant shall deliver to Sublandlord Monthly Base Rent and Subtenant’s estimated Percentage Share of Master Premises Operating Expenses for the Sublease Premises in the amount of $225,814.67 for the month of August, 2005. Subtenant shall pay Subtenant’s estimated Percentage Share of Master Premises Operating Expenses for the Sublease Premises for the months of May, June and July, 2005 as follows:

Payment Due Date	Amount
May 1,2005	$112,188.18
June 1,2005	$112,188.18
July 1,2005	$112,188.18

6. SERVICES AND UTILITIES

a. Subtenant shall contract directly with the utility provider for water, gas, electricity, HVAC, garbage collection, and sewer (“Utilities”) to be supplied to the Sublease Premises. Subtenant shall pay for all Utilities supplied to the Building directly to the provider of the Utilities.

b. Notwithstanding anything to the contrary in this Sublease, Sublandlord shall have no responsibility or liability for the interruption of water, gas, electricity, HVAC, garbage collection, sewer, or any other Utility service to the Sublease Premises, and Subtenant shall not have the right to terminate this Sublease due to a failure of one or more Utilities to be supplied to the Sublease Premises.

c. Subtenant shall contract and pay for its own cable, internet, telephone and long distance services directly to the service provider.

d. Subtenant shall contract and pay for its own security and janitorial services for the Sublease Premises (including trash removal from the Sublease Premises to the dumpster for the Building) and the weekly disposal of the trash from the dumpster for the Building.

7. MAINTENANCE

a. Subtenant shall, at its sole cost and expense, keep, maintain, repair and replace the Sublease Premises as required by Section 6.01 (a) of the Master Lease.

b. The waiver of liability provided in the last sentence of Section 6.01(b) of the Master Lease shall apply to Sublandlord’s obligation to repair and maintain the Sublease Premises, and is incorporated herein by reference, with references to “Lessor” therein deemed to refer to Sublandlord and references to “Lessee” therein deemed to refer to Subtenant.

8. ASSIGNMENT AND SUBLETTING

Any assignment or subletting by Subtenant of the Sublease or the Sublease Premises shall be governed by the assignment and subletting provisions of the Master Lease, and the term “Lessor” in Article XI of the Master Lease shall mean each of Master Landlord and Sublandlord. Sublandlord and Subtenant will share 50%/50% in all profits associated with an assignment or subletting after any profits due to Master Landlord have been paid, with such profits to be net of Subtenant’s reasonable leasing commissions, legal fees, proceeds from the sale or lease of Subtenant’s personal property to any transferee and the cost of any improvements paid for by Subtenant.

9. NOTICES

All notices and demands of any kind required to be given by Sublandlord or Subtenant hereunder shall be in writing and effective the next business day after depositing with a nationally recognized overnight courier service such as Federal Express or three (3) days after depositing in the United States certified mail, return receipt requested, postage prepaid, and addressed to Sublandlord or Subtenant, as the case may be, at the address set forth below or at such other address as they may designate from time to time by giving notice in accordance with the provisions of this Section 9.

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If to Sublandlord:	See Basic Sublease Information

If to Subtenant:	See Basic Sublease Information

If to Master Landlord:	c/o Jay Paul Company 350 California Street, Suite 1905 San Francisco, CA 94111

10. DEFAULTS

The default provisions are articulated in Section 12.01 of the Master Lease.

11. PROVISIONS OF MASTER LEASE

Notwithstanding anything to the contrary contained in this Sublease:

a. Subtenant shall indemnify, defend, protect and hold harmless Sublandlord, and its agents, employees, directors and officers, pursuant to the indemnity provisions of the Master Lease;

b. Sublandlord does not assume, and is not assuming, any of the obligations of Master Landlord under the Master Lease (including the indemnification, compliance with laws, and maintenance obligations), provided, however, that Sublandlord shall continue to perform all of “Lessee’s” obligations under the Master Lease to the extent those obligations are not made the obligations of Subtenant pursuant to the provisions of this Sublease; and

c. The right of entry of Master Landlord under the Master Lease shall be the right of each of Master Landlord and Sublandlord.

d. References to “Lessor” in Section 2.02, the first five sentences of Section 6.01.b, Sections 6.02, 6.05, the first sentence of Section 7.01, and Sections 7.03, 8.01.a, 13.01, 13.02, 16.01, 17.13, and 17.19 shall mean only Master Landlord. In addition, (i) the phrase “It is the intention of the parties hereto that this Lease shall not be terminable for any reason by Lessee” at the beginning of the third sentence of Section 4.04 shall not be deemed to terminate or otherwise modify Subtenant’s termination rights set forth in this Sublease, and (ii) the reference to “Lessor” in the third sentence of Section 9.01 shall mean both Sublandlord and Master Landlord.

e. Notwithstanding anything to the contrary contained in this Sublease, whenever the consent of Master Landlord is required under the Master Lease, and whenever Master Landlord fails to perform its obligations and covenants under the Master Lease, Sublandlord agrees to use its commercially reasonable, diligent good faith efforts to obtain, at Subtenant’s sole cost and expense, that consent or performance on behalf of Subtenant. In each instance under this Sublease, where Sublandlord is required to use commercially reasonable, diligent good faith efforts to enforce the obligations and covenants of Master Landlord under the Master Lease, such efforts shall be limited to: (1) notifying Master Landlord, upon Subtenant’s written request, of any nonperformance under the Master Lease and requesting that Master Landlord perform its obligations and covenants thereunder; (2) up to ten (10) follow-up letters to Master Landlord if requested by Subtenant; and (3) attending up to five (5) meetings with the Master Landlord which is arranged by Subtenant. In no event shall Sublandlord be required to institute legal proceedings to obtain the performance required from Master Landlord under the Master Lease.

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12. ALTERATIONS

In the event Subtenant desires to make alterations, additions or improvements to the Sublease Premises, Subtenant shall concurrently provide to each of Sublandlord and Master Landlord, in accordance with the notice provisions herein, a description of the proposed alterations, additions or improvements, together with and a copy of the proposed plans and specifications for review and approval. Subtenant shall make no alterations, additions or improvements in or to the Sublease Premises without the prior written consent of both Sublandlord (except that Sublandlord’s consent shall not be required for alterations referenced in the “provided, however” clause in the first sentence of Section 6.05) and, if required by the Master Lease, Master Landlord. Sublandlord shall not unreasonably withhold, condition or delay its consent to any proposed alteration, addition or improvement. Notwithstanding the foregoing, it shall not be unreasonable for Sublandlord to withhold consent to any alteration, addition or improvement for which Master Landlord does not provide consent. Sublandlord shall give its consent or reasons for failure to consent to any proposed alteration, addition or improvement within ten (10) business days after Sublandlord has received from Subtenant a description of the proposed alterations, additions or improvements, together with and a copy of the proposed plans and specifications. Any such approved alterations, additions or improvements shall be installed in accordance with the terms of the Master Lease. In the event Subtenant makes any such alterations, additions or improvements, Subtenant shall restore the Sublease Premises at the expiration or earlier termination of the Sublease Term to its condition existing as of the Commencement Date, reasonable wear and tear excepted, unless Master Landlord otherwise agrees in writing. If Master Landlord agrees in writing that any alterations, additions or improvements installed by Subtenant may remain in the Sublease Premises upon the expiration or earlier termination of this Sublease, Sublandlord shall not have the right to require that Subtenant remove those alterations, additions or improvements upon the expiration or earlier termination of this Sublease.

13. SURRENDER AND HOLDOVER

Upon the expiration or earlier termination of this Sublease, Subtenant shall promptly quit and surrender to Sublandlord the Sublease Premises broom clean, in the same condition as received, ordinary wear and tear and loss by casualty (not arising from the actions or inactions of Subtenant or its agents, employees or contractors), acts of God, alterations, additions or improvements with respect to which Master Landlord has not reserved the right to require removal, Hazardous Materials (as defined below) not arising out of Hazardous Materials Activities conducted by Subtenant, its agents, employees, contractors, sublessees, assignees and invitees and condemnation excepted. Subtenant shall remove all of its movable furniture and other effects but shall leave the Furniture (as defined in Section 19 below) in the Sublease Premises. In no event shall Subtenant be obligated to remove any alterations, additions or improvements installed in the Sublease Premises by any person, including, without limitation, Sublandlord, prior to the earlier of the commencement of the Early Entry Period or the Sublease Commencement Date. If Subtenant fails to so vacate the Sublease Premises on a timely basis as required, in addition to the amounts for which Subtenant is responsible under the provisions of the Master Lease for such failure to vacate, Subtenant shall reimburse each of Sublandlord and Master Landlord for all costs, expenses, reasonable attorneys fees and damages (including but not limited to any amounts required to be paid to third parties who were to have occupied the Sublease Premises) incurred by Sublandlord and/or Master Landlord as a result of such failure to vacate, plus interest at the maximum rate allowed by law, on all amounts not paid by Subtenant within ten (10) days of demand.

14. SECURITY DEPOSIT

Within five (5) business days after the execution of this Sublease by Subtenant, Subtenant shall pay to Sublandlord the amount of the Security Deposit specified in the Basic Sublease Information as a non-interest bearing security deposit for Subtenant’s performance under this Sublease. The Security Deposit may be in the form of cash or an unconditional, irrevocable letter of credit without documents,

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from a bank and in a form reasonably acceptable to Sublandlord, with Sublandlord as beneficiary, drawable in whole or in part, and providing for payment at a location in the San Francisco Bay Area on presentation. Sublandlord shall not be required to keep the Security Deposit separate from its general accounts. In the event Subtenant has performed all of the terms and conditions of this Sublease throughout the Sublease Term, this amount paid as Security Deposit shall be returned to Subtenant within 30 days after Subtenant’s vacating the Sublease Premises, after first deducting any sums owing to Sublandlord. In the event Subtenant defaults, beyond applicable notice and cure periods, under this Sublease, Sublandlord will be entitled but not obligated to use or retain some or all of this Security Deposit to compensate for any unpaid rent, loss, expense or risk associated with the default, all without seeking judicial relief. In the event of such recourse to the Security Deposit, Sublandlord is entitled to require Subtenant to replenish the Security Deposit funds on ten (10) days’ written notice. In no event will Subtenant be entitled to have access to or require any portion of Sublandlord’s deposit with the Master Landlord. If the Security Deposit is in all or in part in the form of a Letter of Credit, the failure of Subtenant to deliver a replacement Letter of Credit at least thirty (30) days prior to the expiration of the then-current Letter of Credit, shall constitute a separate default entitling Sublandlord to draw immediately and entirely on the current Letter of Credit and the proceeds shall constitute a cash Security Deposit. Notwithstanding the foregoing, if for any reason Sublandlord draws on the Letter of Credit, then Subtenant shall have the right, upon ten (10) days’ prior written notice to Sublandlord, to obtain a refund from Sublandlord of any unapplied proceeds of the Letter of Credit which Sublandlord has drawn upon, any such refund being conditioned upon Subtenant simultaneously delivering to Sublandlord a replacement Letter of Credit meeting the requirements of this Section.

15. HAZARDOUS MATERIALS

a. As used herein, the terms “Environmental Laws,” “Hazardous Materials,” and “Hazardous Material Activities” shall have the same meanings as identified on Exhibit C, which is incorporated herein in its entirety by this reference.

b. Subtenant shall conduct any and all of its Hazardous Materials Activities on the Premises and Sublease Premises in compliance with the provisions of the Master Lease and all applicable Environmental Laws.

c. Subtenant shall, at its own expense, procure, maintain in effect and comply with all conditions of any and all environmental permits, licenses, certificates, authorizations, or approvals required under any Environmental Laws for any Hazardous Materials Activities at the Premises or Sublease Premises by Subtenant (“Environmental Approvals”).

d. Sublandlord and Subtenant each shall deliver promptly to the other any notices, orders, or similar documents received from any governmental agency or official or third party concerning any alleged violation of any Environmental Law. Upon having knowledge thereof, Sublandlord and Subtenant each shall promptly provide notice to the other party of:

i. any regulatory action that has been instituted, or threatened by any governmental agency or court with respect to the Premises or Sublease Premises that relates to any Hazardous Materials Activities;

ii. any claim relating to any Hazardous Materials Activities at the Premises; or Sublease Premises; or

iii. any actual or threatened material release on, under or about the Premises or Sublease Premises of any Hazardous Material(s), except any Hazardous Material(s) whose discharge or

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emission is expressly authorized by and in compliance with an Environmental Approval issued by a federal, state, regional or local governmental agency pursuant to Environmental Laws.

e. Subtenant shall indemnify, hold harmless, and defend Sublandlord from and against any liabilities, claims, demands, obligations, responsibilities, losses, damages (whether punitive or consequential), charges, costs and expenses (including, without limitation, attorneys’, experts’ and consultants’ fees, costs of investigation, and feasibility studies), fines, penalties, and monetary sanctions or interest which are incurred at any time related directly or indirectly to Hazardous Materials Activities of Subtenant or its employees, agents, contractors or invitees on or about the Premises or Sublease Premises, except to the extent any of the foregoing is caused by the negligence or willful misconduct of Sublandlord or Master Landlord.

f. Sublandlord shall indemnify, hold harmless, and defend Subtenant from and against any liabilities, claims, demands, obligations, responsibilities, losses, damages (whether punitive or consequential), charges, costs and expenses (including, without limitation, reasonable attorneys’, experts’ and consultants’ fees, costs of investigation, and feasibility studies), fines, penalties, and monetary sanctions or interest which are related directly or indirectly to Hazardous Materials Activities of Sublandlord or its employees, agents, contractors or invitees on or about the Premises or Sublease Premises, except to the extent any of the foregoing is caused by the Subtenant or Master Landlord.

g. The provisions of Sections 15.e and 15.f shall survive the expiration or earlier termination of this Sublease.

16. SIGNAGE

Subtenant shall be entitled to place its corporate name and logo on the Building exterior and the Building monument signage to the extent available to the Lessee under the Master Lease, with such signage being subject to the approval of the Master Landlord, the approval of the Sublandlord, the terms of the Master Lease, any CC&Rs and the City of Redwood City sign ordinances. Sublandlord makes no representations or warranties regarding whether: (i) the Master Lease provides the Lessee with the right to place a sign on the Building exterior; or (ii) the Master Landlord will permit Subtenant to place its corporate name and logo on the Building exterior. The approval of the Sublandlord shall not be unreasonably withheld or delayed. Subtenant shall remove such signage at the expiration or earlier termination of the Sublease Term at Subtenant’s sole cost and expense, and shall restore any damage caused by such removal.

17. SUBTENANT’S INSURANCE

Subtenant shall during the Sublease Term keep in full force and effect the general liability insurance, all risk property insurance, worker’s compensation insurance and any other insurance required to be carried by Lessee under the Master Lease, all in accordance with the provisions of the Master Lease. Master Landlord, and Sublandlord shall be named additional insureds against claims for personal injury and property liability as described in the Master Lease. Notwithstanding anything to the contrary contained in this Sublease or the Master Lease, Sublandlord hereby consents to Subtenant carrying commercial general liability insurance in the amount of Two Million Dollars ($2,000,000.00); provided, however, that the foregoing reduction shall be subject to the consent of Master Landlord, and if Master Landlord requires that Subtenant carry the amount of commercial general liability insurance required in Section 7.04 of the Master Lease, Subtenant shall carry that amount and Sublandlord’s consent to the lower amount shall be deemed revoked and of no further force or effect. Subtenant shall deliver to Sublandlord at least ten (10) days prior to the respective Sublease Commencement Dates and thereafter at least 30 days prior to expiration of each such policy, certificates of insurance evidencing the coverages required to be carried by Subtenant herein with limits not less than those specified in the Master Lease.

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18. MASTER LANDLORD CONSENT

This Sublease (and delivery of possession of the Sublease Premises to Subtenant) is subject to the written consent of Master Landlord, which consent shall be upon terms and conditions acceptable to Subtenant and Sublandlord in their sole and absolute discretion. If Master Landlord refuses to unconditionally consent to this Sublease, or if the consent contains terms and conditions unacceptable to Sublandlord or Subtenant, this Sublease shall terminate and neither party shall have any continuing obligation to the other with respect to the Subleased Premises; provided Sublandlord promptly shall return to Subtenant all sums paid by Subtenant to Sublandlord in connection with Subtenant’s execution of this Sublease. In the event such unconditional consent of Master Landlord is not obtained by Sublandlord by March 15, 2005, then either Sublandlord or Subtenant may terminate this Sublease by giving the other party ten (10) days’ prior written notice, in which case this Sublease shall terminate on the day following the last day of the ten (10) day notice period (unless Master Landlord’s consent is obtained during such ten (10) day period, in which case this Sublease shall remain in full force and effect), neither party shall have any further rights or obligations hereunder and Sublandlord promptly shall return to Subtenant all sums paid by Subtenant to Sublandlord in connection with Subtenant’s execution of this Sublease.

19. FURNITURE

Sublandlord agrees to lease to Subtenant, and Subtenant agrees to lease from Sublandlord, the existing cubicles, furniture, break room and training room furniture (if any), audio-visual equipment (if any), cable wiring, and phone wiring located in the Sublease Premises on January 4, 2005 (collectively, the “Furniture”) for the duration of the Sublease Term. The Furniture is currently located in the Sublease Premises. Sublandlord represents and warrants to Subtenant that Sublandlord owns legal title to the Furniture. Sublandlord’s title to a significant portion of the Furniture is free and clear of liens and encumbrances, and no more than 10% of the Furniture items listed on Exhibit D is subject to any liens or encumbrances. Sublandlord agrees not to voluntarily place any additional liens or encumbrances on the Furniture during the term of this Sublease. Sublandlord and Subtenant shall work together to create a list of the Furniture prior to the Sublease Commencement Date, and shall attach such list to this Sublease as Exhibit D. Notwithstanding the foregoing, Subtenant shall not have the right to utilize Sublandlord’s phone system or phones. Subtenant shall install its own phone switch and incoming data lines from the telephone utility company at Subtenant’s sole cost and expense.

Subtenant may not remove the Furniture from the Sublease Premises, except as may be necessary for routine maintenance or repair. Subtenant shall not be required to pay Sublandlord any additional rental for the lease of the Furniture. The Furniture shall be deemed to have been accepted by Subtenant for all purposes under this Sublease upon Subtenant’s occupancy of the Sublease Premises. No right, title or interest in the Furniture shall pass to Subtenant other than the right to maintain possession and use of the Furniture for the Sublease Term. Subtenant shall give and record such notices and take such other commercially reasonable action at its own expense as may be necessary to prevent any third party from acquiring or having the right under any circumstances to acquire any interest in the Furniture which arises due to Subtenant’s actions. Subtenant accepts the Furniture in its “as is” condition. Subtenant hereby assumes all risk of loss, damage or destruction (beyond normal wear and tear) to the Furniture from the date of commencement of Subtenant’s occupancy of the Sublease Premises until the Furniture has been returned to, and accepted by, Sublandlord upon the expiration or earlier termination of the Sublease Term. If during the Sublease Term any item of Furniture shall become lost, stolen, destroyed, damaged beyond repair or rendered permanently unfit for use for any reason (beyond normal wear and tear), or in the event of any condemnation, confiscation, theft or seizure or requisition of title to or use of the Furniture not caused by Sublandlord, Subtenant shall immediately pay to Sublandlord an amount equal to the value of such item at the time of such loss.

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20. SUBTENANT’S RIGHT TO TERMINATE EARLY

Subtenant shall have the one-time right to terminate this Sublease by giving Sublandlord written notice of termination no later than October 31, 2008, time being strictly of the essence. If Subtenant provides the written notice to Sublandlord by October 31, 2008, this Sublease shall terminate on July 30, 2009. If Subtenant fails to provide written notice of termination to Sublandlord by October 31, 2008, this right to terminate shall be null and void, and of no further force or effect.

21. INTENTIONALLY DELETED.

22. BROKERS

a. Subtenant represents and warrants that it has not had dealings with any real estate broker, finder or other person who could claim a commission or finder’s fee from Sublandlord with respect to this Sublease other than Subtenant’s Broker specified in the Basic Sublease Information and Wayne Mascia. Sublandlord shall pay Sublandlord’s Broker a commission on the non-cancelable portion of this Sublease, subject to the terms of a separate agreement. The commission on the cancelable portion of this Sublease shall be due and payable by Sublandlord to Sublandlord’s Broker if the Subtenant waives its right to terminate this Sublease as set forth in Section 20 hereof, or fails to properly exercise the termination right as provided in Section 20 hereof. Sublandlord’s Broker shall share such commission with Subtenant’s Broker. As between Subtenant and Sublandlord, Subtenant shall be responsible for payment of any additional compensation owing to Subtenant’s Broker or any other broker, finder or other person, including Wayne Mascia, who could claim a commission or finder’s fee from Sublandlord with respect to this Sublease.

b. Sublandlord represents and warrants that it has not had dealings with any real estate broker, finder or other person who could claim a commission or finder’s fee from Sublandlord with respect to this Sublease other than Sublandlord’s Broker.

c. Each party shall indemnify, defend and hold the other harmless from all damages, costs, expenses, and liability resulting from such party’s breach of the foregoing representation and warranty. This indemnity shall survive the termination of the Sublease.

23. BOARD APPROVAL. Subtenant represents that Subtenant’s Board of Directors has approved this Sublease. This Sublease is contingent upon the approval of the Board of Directors of Sublandlord being obtained no later than 5:00 p.m. Pacific Standard Time on February 25, 2005, as such date may be extended in writing by the parties. In the event the foregoing contingency is not satisfied by 5:00 p.m. Pacific Standard Time on February 25, 2005, as such date may be extended, this Sublease shall be void and of no further force and effect, and Sublandlord shall return to Subtenant the security deposit and the prepaid rent.

24. FITNESS CENTER. A fitness center exists within the complex and, to the extent it is open and operating, is available for Subtenant’s use at no additional cost on the terms and conditions provided herein. Subtenant’s membership to the fitness center shall be limited to 2 memberships per 1,000 rentable square feet of the Sublease Premises, and shall be subject to all the rules and regulations of the Master Landlord. Sublandlord does not represent or warrant to Subtenant that Master Landlord will continue to open and operate the fitness center for the tenants of the complex. The continued availability of the fitness center shall not be condition precedent to this Sublease, and the failure of the fitness center to be available to Subtenant shall have no effect upon this Sublease or the rent payable by Subtenant to Sublandlord under this Sublease.

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25. MISCELLANEOUS

a. This Sublease may be executed in one or more counterparts, each of which shall be deemed the original, and together which shall constitute an original. Facsimile signatures shall be treated and have the same effect as original signatures.

b. The individuals signing below represent that they have the requisite corporate authority to execute this Sublease on behalf of their respective corporations and to bind their respective corporations to the terms and conditions of this Sublease. This Sublease shall be signed by the President, Chief Executive Officer or a Corporate Vice President of each party.

c. This instrument contains all of the agreements and conditions made between the parties hereto and may not be modified orally or in any other manner other than by an agreement in writing signed by all of the parties hereto. This Sublease supersedes and revokes all prior agreements, negotiations, letter of intent and understandings, whether oral or in writing, between the parties or their respective representatives.

d. The benefit of the provisions of this Sublease is expressly limited to Sublandlord and Subtenant and their respective permitted successors and assigns. Under no circumstances will any third party be construed to have any rights as a third party beneficiary with respect to any of said provisions.

e. The Basic Sublease Information is incorporated in this Sublease in its entirety by this reference.

f. If any party brings an action or proceeding to enforce the terms hereof or declare rights hereunder the prevailing party in such proceeding, action or appeal thereon, shall be entitled to recover its reasonable attorneys’ fees, expert witness fees and costs.

26. AMENDMENT OR MODIFICATION. Sublandlord and Master Landlord shall not amend or modify the Master Lease in any way so as to materially or adversely affect Subtenant or its interest hereunder, materially increase Subtenant’s obligations hereunder or materially restrict Subtenant’s rights hereunder, without the prior written consent of Subtenant, which may be withheld in Subtenant’s sole discretion.

27. QUIET ENJOYMENT. Subtenant shall peacefully have, hold and enjoy the Sublet Space, subject to the terms and conditions of this Sublease, provided that Subtenant pays all Base Rent and additional rent and performs all of Subtenant’s covenants and agreements contained herein.

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28. RIGHT TO DIRECT SUBLEASE PAYMENTS. Sublandlord hereby acknowledges that Sublandlord’s failure to pay the rent and other sums owing by Sublandlord to Master Landlord under the Master Lease will cause Subtenant to incur damages, costs and expenses not contemplated by the Sublease, especially in those cases where Subtenant has paid sums to Sublandlord hereunder which correspond in whole or in part to the amounts owing by Sublandlord to Master Landlord under the Master Lease. Accordingly, Subtenant shall have the right to pay all rent and other sums owing by Subtenant to Sublandlord hereunder for those items which also are owed by Sublandlord to Master Landlord under the Sublease directly to Master Landlord on the following terms and conditions: (i) Subtenant has been informed by Master Landlord in writing that Sublandlord has failed to make any payment required to be made by Sublandlord to Master Landlord under the Master Lease and Sublandlord fails to provide adequate proof of payment within two (2) business days after Subtenant’s written demand requesting such proof; (ii) Subtenant shall not prepay any amounts owing by Subtenant without the consent of Sublandlord; (iii) Subtenant shall provide to Sublandlord concurrently with any payment to Master Landlord reasonable evidence of such payment; and (iv) if Sublandlord notifies Subtenant that it disputes any amount demanded by Master Landlord, Subtenant shall not make any such payment to Master Landlord unless Master Landlord has issued a three-day notice to pay such amount or forfeit the Master Lease.

IN WITNESS WHEREOF, the parties have executed this Sublease as of the latest of the dates set forth below.

“SUBLANDLORD”		“SUBTENANT”

Informatica Corporation a Delaware corporation		Openwave Systems Inc. a Delaware corporation

By:	/s/ Earl E. Fry	By:	/s/ Gregory J. Wrenn
Print Name:	Earl E. Fry	Print Name:	Gregory J. Wrenn
Title:	EVP & CFO	Title:	VP & GENERAL COUNSEL
Date Executed:	2/25/05	Date Executed:	Feb. 28, 2005

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EXHIBITS TO BE ATTACHED TO SUBLEASE

Exhibit A	Master Lease

Exhibit B	Plan of Sublease Premises

Exhibit C	Hazardous Materials Definitions

Exhibit D	Furniture List

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TRIPLE NET BUILDING LEASE

Between

PACIFIC SHORES CENTER LLC,

as

LESSOR

and

INFORMATICA CORP.

a Delaware corporation

as

LESSEE

for

PREMISES

at

Pacific Shores Center

Building 1

Redwood City, California

ARTICLE I

PARTIES

Section 1.01. Parties. This Lease, dated for reference purposes, and effective as of February 22, 2000, is made by and between PACIFIC SHORES CENTER LLC, or assignee, (“Lessor”) and INFORMATICA CORP., a Delaware corporation (“Lessee”).

ARTICLE II

PREMISES

Section 2.01. Demise of Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the terms and conditions set forth herein, Premises consisting of one building (“Building”) of ten free standing, office and research and development buildings (“Buildings”) to be constructed by Lessor on real property situated in Redwood City, County of San Mateo, State of California and commonly known as Pacific Shores Center which Lessor is in the process of acquiring (the “Property”). The Building will be four stories tall and will consist of approximately one hundred forty-four thousand ninety two 144,092 rentable square feet, as more particularly described and depicted herein in Exhibit “A.” The actual rentable square footage of the Building (the “Rentable Area”) will be determined and certified by Lessor’s architect by a method described as “dripline,” whereby the measurement encompasses the outermost perimeter of the constructed building, including every projection thereof and all area beneath each such projection, whether or not enclosed, with no deduction for any inward deviation of structure and with the measurement being made floor by floor, beginning from the top of the Building. The Building and appurtenances described herein, the Property, and all other improvements to be built on the Property are together designated as the “Project.” The Building leased hereunder, commonly known as Building 1– Pacific Shores Center, Redwood City, California, and its appurtenances described herein are herein designated as the “Premises.”

Section 2.02. Common Area. During the Lease Term, Lessee shall have the non-exclusive right to use the Common Area defined herein. Lessor reserves the right to modify the Common Area, including reducing the size or changing the use, configuration and elements thereof in its sole discretion and to close or restrict access from time to time for repair, maintenance or to prevent a dedication thereof, provided that Lessee nonetheless shall have access to parking and the Premises during such activities and there shall be no material, adverse impact on Lessee’s use of the Premises. Lessor further reserves the right to establish, repeal and amend from time to time rules and regulations for the use of the Common Area and to grant reciprocal easements or other rights to use the Common Area to owners of other property. “Common Area” includes, without limitation, landscaping, sidewalks, walkways, driveways, curbs, parking lots (including striping), sprinkler systems, lighting, surface water drainage systems as well as baseball and soccer fields, an amenities/athletic facility and, to the extent required by government authorities having jurisdiction over Lessor’s development of the Project, a waterfront park, perimeter walking/biking trail, amphitheater, marine life resource center, retreat and conference center, child care center and such further portions of the Project or

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additional or different facilities as Lessor may from time to time designate or install or make available for the use by Lessee in common with others.

Section 2.03. Parking. Lessor shall provide Lessee with parking spaces within the Common Area in the ratio to space within the Building as required by law, which is three (3) spaces per one thousand (1,000) square feet of interior space within the Building. In the event Lessor elects or is required by any law to limit or control parking at the Premises, whether by validation of parking tickets or any other method of assessment, Lessee agrees to participate in such validation or assessment program under such reasonable rules and regulations as are from time to time established by Lessor. Said parking shall be provided at no additional cost except as expressly provided herein in Article VI for reimbursement of repair, replacement and maintenance, and except for any governmental or public authority charges, fees or impositions of any nature hereafter imposed.

Section 2.04. Construction.

(a) Government Approvals. Lessor shall diligently pursue obtaining governmental approval of a Site Plan and Building design and elevations with respect to the development of the Premises, copies of which are attached hereto as Exhibit “A.” The parties acknowledge and agree that the final footprint and elevations of the Building may vary from those attached as Exhibit “A” because the plans and specifications will undergo a plancheck process with the City of Redwood City and Lessor will make such revisions as are required or are otherwise deemed necessary or appropriate by Lessor, provided however, that nothing herein shall be deemed to relieve Lessor from the duty to develop the Building substantially in compliance with Exhibit “A.”

(b) Construction of Shell Building. Lessor, utilizing Rudolph & Sletten (or such alternate as Lessor in its sole discretion may select) as general contractor (“General Contractor”), shall construct the “Building Shell” (as defined in the attached Exhibit “D”) in accordance with (i) plans and specifications to be attached as Exhibit “B” and (ii) all existing applicable municipal, local, state and federal laws, statutes, rules, regulations and ordinances. Lessor shall pay all costs of constructing the Building Shell.

(c) Construction of Tenant Improvements. All improvements not included within the scope of the Building Shell shall be deemed “Tenant Improvements.” Lessor, using the General Contractor, shall construct the Tenant Improvements and shall contribute the Tenant Improvement Allowance towards the payment of same and Lessee shall pay all costs associated with same in excess of the Tenant Improvement Allowance

(d) Tenant Improvement Plans and Cost Estimate. Lessee shall work with Lessor’s architect to develop interior schematic drawings and Lessee shall approve final interior schematic drawings for the Building Tenant Improvements no later than July 15, 2000. Lessee shall work with Lessor’s architect to develop working drawings outlining, among other things, Lessee’s wall layout, detailed electrical and air conditioning requirements and finishes

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(“Working Drawings”) and Lessee shall approve final Working Drawings on or before September 15, 2000. The cost of the interior schematic drawings and Working Drawings shall be a Tenant Improvement cost. Based on this information, Landlord shall cause the General Contractor to prepare and deliver to Lessee a budget for the Tenant Improvements (“Budget”). Lessee shall approve the Budget (or modify the same with Lessor’s consent), in writing, within ten (10) business days thereafter. The Working Drawings and Budget must be approved by Lessor in writing and be of quality equal to or greater than the Interior Specifications Standards set forth in Exhibit “C” and must encompass the build-out of the entire Premises. Once the Budget is approved, Lessor shall enter into a guaranteed maximum price contract with the General Contractor for the construction of the Tenant Improvements.

(e) Cost Responsibilities. Attached as Exhibit “C” to this Lease is a Work Letter Agreement for Tenant Improvements, and Exhibit “D,” Cost Responsibilities of Lessor and Lessee, which together with this Section 2.04, describe the planning and payment responsibilities of the Lessor and Lessee with respect to the construction of the Shell Building and Tenant Improvements at the Premises. All approved Tenant Improvements shall be constructed in accordance with a construction schedule approved by Lessor and no portion of the Building interior shall remain unimproved.

(f) Tenant Improvement Allowance. Lessor shall provide to Lessee semi-improved “cold shell” facilities as described in Exhibit “D” attached and a Tenant Improvement Allowance of $25.00 per square foot to be used for the Tenant Improvements outlined in Exhibit “D,” all as outlined in the Tenant Improvement Work Letter attached as Exhibit “C.” Subcontracts for all Tenant Improvement Work shall be obtained by a sealed competitive bid process (involving at least two qualified bidders) wherever practical and as to work done without such process, Lessor or the General Contractor shall provide reasonable assurance to Lessee that the cost and expense of same is competitive in the industry for first-class workmanship and materials.

(g) Payment for Tenant Improvements. Within five (5) business days after the Budget is approved by Lessor and Lessee, Lessee shall deposit Lessee’s share of the amount budgeted for the entire Tenant Improvement construction schedule (together with the cost of any Tenant Improvements already made) with Lessor’s construction lender to be held in an escrow account, with interest from said account, if any, shall accrue to the benefit of lessee. After completion of Tenant Improvements, any balance of said account should be paid to lessee. Lessee’s share is the portion of the budgeted amount not paid from the Tenant Improvement Allowance as described in the following sentence. Said construction lender shall issue payments from said account pursuant to the construction contract for the Tenant Improvements with a portion of each payment being taken from the Tenant Improvement Allowance (in the same ratio as the Tenant improvement Allowance bears to the entire Budget total) and the balance being paid from Lessee’s deposit, until the Tenant Improvement Allowance is exhausted, whereupon any remaining payments shall be made 100% by Lessee. Lessor shall manage the construction of the Tenant Improvements for a construction management fee of 2.5% of the Tenant Improvement Contract amount (as the same may change by agreement of the parties) due and payable in nine equal monthly installments beginning on the first day of the calendar month following the calendar month in which the Budget is first approved.

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(h) Lessee’s Fixturing Period. Lessor shall provide Lessee access to the Premises during the thirty (30) day period prior to the Commencement Date (“Lessee’s Fixturing Period”) for the purpose of installing furnishings and equipment, e.g. security system, furniture system and phone and data system, provided, that Lessee and Lessee’s employees and contractors shall at all times avoid interfering with Lessor’s ongoing work to bring the Premises to a substantially completed condition. Except for payment of Base Rent, all terms and provisions of this Lease shall apply during Lessee’s Fixturing Period, including, without limitation, Lessee’s indemnity and other obligations set forth in Sections 7.07., 7.08. and 17.22. hereof and payment of Additional Rent pursuant to Section 4.05 hereof.

ARTICLE III

TERM

Section 3.01. Lease Term.

(a) Commencement Date. The term of this Lease (“Lease Term”) shall be for twelve (12) years beginning on the earlier of (i) the date a Certificate of Occupancy (Or Notice of Substantial Completion) first is issued affecting the Building, or (ii) the date on which Lessee first occupies or conducts business at the Premises (the “Commencement Date”) provided that, (i) for each day of delay by Lessee in failing to approve the interior schematic drawings or the Working Drawings when required under Section 2.04(d), or (ii) for each day of delay by Lessee in failing to approve the Budget, in writing, within fourteen (14) days after delivery by the General Contractor as provided in Section 2.04(d), or (iii) for each day of delay caused by any changes to the approved Working Drawings requested by Lessee, or (iv) for each day that any other act or omission by Lessee causes the construction schedule for Tenant Improvements to be delayed (collectively “Lessee Delay”), the Commencement Date shall occur one (1) day in advance of the date of the Certificate of Occupancy for each such day of delay. For example, if seven (7) days of Lessee Delay causes the date of issuance of the Certificate of Occupancy to occur on July 8, 2001 rather than July 1, 2001, the Commencement Date shall be July 1, 2001 for all purposes, including payment of Base Rent. The Lease Term shall expire, unless sooner terminated or extended as provided herein, on the date which completes twelve (12) years after the Commencement Date occurs, e.g. if the date on which the Commencement Date occurs is July 1, 2001, the Lease Term shall expire on June 30, 2013 and if the Commencement Date is July 3, 2001, the Lease Term shall expire on July 2, 2013 (“Expiration Date”). The parties shall execute a “Memorandum of Commencement of Lease Term” when the Commencement Date becomes known, which shall include a certification of the actual Rentable Area of the Building determined by the methodology described in Section 2.01. and the actual monthly installments of Base Rent to be paid pursuant to Section 4.01., and shall be substantially in the form attached hereto as Exhibit “E.”

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(b) Scheduled Commencement Date. Lessor shall use commercially reasonable efforts to cause the Certificate of Occupancy for the Building to be issued no later than July 1, 2001 (“Scheduled Commencement Date”). If a Certificate of Occupancy is not issued for the Building on or before the Scheduled Commencement Date, this failure shall not affect the validity of this Lease or the obligations of Lessee under it. If the Commencement Date is adjusted for delay from any cause, the Expiration Date shall be likewise adjusted for a like period.

(c) Termination in Event of Delay. If for any reason Lessor is unable to cause the issuance of a Certificate of Occupancy for the Building, on or before the date which is one hundred twenty (120) days after the Scheduled Commencement Date (for a reason other than Lessee Delay or delay excused under Section 17.21.), Lessee, at its sole election, may terminate this Lease upon giving notice within ten (10) days thereafter. Failure to give such notice within said time period constitutes an irrevocable waiver of the foregoing right to terminate under this Section 3.01(c).

(d) Lessee Termination Rights. In the event that either (i) Lessor is not the fee owner of the Property on or before May 15, 2000, or (ii) Lessor has not presented Lessee with reasonable evidence on or before July 15, 2000, that it has obtained a commitment letter for financing in an amount sufficient to complete the construction of the Building Shell and fund the Tenant Improvement Allowance, then Lessee shall have the right to terminate this Lease upon written notice to Lessor within sixty (60) days after either May 15, 2000 or July 15, 2000, as applicable. If Lessee terminates this Lease in accordance with this paragraph, neither party shall have any further rights or obligations hereunder.

Section 3.02. Option to Extend.

(a) Exercise. Lessee is given one (1) option to extend the Lease Term (“Option to Extend”) for a five (5) year period (“Extended Term”) following the date on which the initial Lease Term would otherwise expire, which option may be exercised only by written notice (“Option Notice”) from Lessee to Lessor given not less than twelve (12) months prior to the end of the initial Lease Term (“Option Exercise Date”); provided, however, if Lessee is in material default under this Lease (beyond the expiration of any applicable notice period) on the Option Exercise Date or on any day thereafter on or before the last day of the initial Lease Term, the Option Notice shall be totally ineffective, and this Lease shall expire on the last day of the initial Lease Term, if not sooner terminated. The right of Lessee to exercise an Option to Extend shall not be affected by any sublease or assignment of this Lease previously entered into by Lessee pursuant to the provisions of this Lease.

(b) Extended Term Rent. In the event Lessee exercises its Option to Extend set forth herein, all the terms and conditions of this Lease shall continue to apply except that the Base Rent payable by Lessee during each Option Term shall be equal to one hundred percent (100%) of Fair Market Rent (defined below), as determined under subparagraph (c) below with annual three and five tenths percent (3.5%) increases pursuant to Section 4.02 below. “Fair Market Rent” shall mean the effective rate being charged (including periodic adjustments thereto as applicable during the period of the Extended Term), for comparable space in similar buildings in the vicinity, i.e. of a similar age and quality considering any recent renovations or modernization, and floor plate size or, if such comparable space is not available, adjustments shall be made in the determination of Fair Market Rent to reflect the age and quality of the Building and Premises as contrasted to other buildings used for comparison purposes, with similar amenities, taking into consideration: size, location, floor level, leasehold improvements or allowances provided or to be provided, term of the lease, extent of services to be provided, the time that the particular rate under consideration became or is to become effective, and any other relevant terms or conditions applicable to both new and renewing tenants, but in no event less than the monthly Base Rent prevailing during the last year of the initial Lease Term.

(c) Determination of Fair Market Rent.

(i) Negotiation. If Lessee so exercises its Option to Extend in a timely manner, the parties shall then meet in good faith to negotiate the Base Rent for the Premises for the Extended Term, during the first thirty (30) days after the date of the delivery by Lessee of the Option Notice (the “Negotiation Period”). If, during the Negotiation Period, the parties agree on the Base Rent applicable to the Premises for the Extended Term, then such agreed amount shall be the Base Rent payable by Lessee during the Extended Term.

(ii) Arbitration. In the event that the parties are unable to agree on the Base Rent for the Premises within the Negotiation Period, then within ten (10) days after the expiration of the Negotiation Period, each party shall separately designate to the other in writing an appraiser to make this determination. Each appraiser designated shall be a member of MAI and shall have at least ten (10) years experience in appraising commercial real property, of similar quality and use as the Premises, in San Mateo County. The failure of either party to appoint an appraiser within the time allowed shall be deemed equivalent to appointing the appraiser appointed by the other party, who shall then determine the Fair Market Rent for the Premises for the Extended Term. Within five (5) business days of their appointment, the two designated appraisers shall jointly designate a third similarly qualified appraiser. Within thirty (30) days after their appointment, each of the two appointed appraisers shall submit to the third appraiser a sealed envelope containing such appointed appraiser’s good faith determination of the Fair Market Rent for the Premises for the Extended Term; concurrently with such delivery, each such appraiser shall deliver a copy of his or her determination to the other appraiser. The third appraiser shall within ten (10) days following receipt of such submissions, then determine which of the two appraisers’ determinations most closely reflects Fair Market Rent as defined above. The determination most closely reflecting the third appraiser’s determination shall be deemed to be the Fair Market Rent for the Premises during the Extended Term; the third appraiser shall have no rights to adjust, amend or otherwise alter the determinations made by the appraiser selected by the parties, but must select one or the other of such appraisers’ submissions. The determination by such third appraiser shall be final and binding upon the parties. Said third appraiser shall, upon selecting the determination which most closely resembles Fair Market Rent, concurrently notify both parties hereto. The Base Rent for the Extended Term shall be the determination so selected. The parties shall share the appraisal expenses equally. If the

Extended Term begins prior to the determination of Fair Market Rent, Lessee shall pay monthly installments of Base Rent equal to one hundred ten percent (110%) of the monthly installment of Base Rent in effect for the last year of the initial Lease Term. Once a determination is made, any over payment or under payment shall be reimbursed as a credit against, or paid by adding to, the monthly installment of Base Rent next falling due.

ARTICLE IV

RENT: TRIPLE NET LEASE

Section 4.01. Base Rent. Lessee shall pay to Lessor as Base Rent an initial monthly installment of Three Dollars and Fifty Cents ($3.50) per square foot of Rentable Area as determined under Section 2.01., in advance, on the first day of each calendar month of the Lease Term, commencing on the Commencement Date. Base Rent for any period during the Lease Term which is for less than one month shall be a pro rata portion of the monthly installment (based on the actual days in that month).

Section 4.02. Rent Adjustment. The Base Rent set forth in Section 4.01. above shall be adjusted upward by an annual compounded increase of three and five tenths percent (3.5%), as of the first day of the thirteenth (13th) full calendar month following the Commencement Date and as of each anniversary of that date thereafter during the Lease Term, as shown on Exhibit “E” attached hereto.

Section 4.03. First Payment of Base Rent. The first payment of Base Rent shall be due within five (5) days after Lessee’s execution of this Lease. Base Rent payments shall resume on the first day of the calendar month immediately succeeding the Commencement Date. If the Commencement Date is other than the first day of a calendar month, the first payment of Base Rent subsequent to the Commencement Date, but only that payment of Base Rent, shall be reduced by any excess of the first Base Rent installment paid in advance over the prorated amount actually due for such partial first month of the Lease Term.

Section 4.04. Absolute Triple Net Lease. This Lease is what is commonly called a “Absolute Triple Net Lease,” it being understood that Lessor shall receive the Base Rent set forth in Section 4.01. free and clear of any and all expenses, costs, impositions, taxes, assessments, liens or charges of any nature whatsoever. Lessee shall pay all rent in lawful money of the United States of America to Lessor at the notice address stated herein or to such other persons or at such other places as Lessor may designate in writing on or before the due date specified for same without prior demand, set-off or deduction of any nature whatsoever. It is the intention of the parties hereto that this Lease shall not be terminable for any reason by Lessee, and that except as herein expressly provided in Articles III,VIII and XIII, concerning delay, destruction and condemnation, Lessee shall in no event be entitled to any abatement of or reduction in rent payable under this Lease. Any present or future law to the contrary shall not alter this agreement of the parties.

Section 4.05. Additional Rent. In addition to the Base Rent reserved by Section 4.01., Lessee shall pay, as Additional Rent, all taxes, assessments, fees and other impositions in accordance with the provisions of Article IX, insurance premiums in accordance with the provisions of Article VII, operating charges, and Common Area facility use privilege charges with respect to the amenities/athletic facility equating to Lessee’s share of said facilities allocation of Base Rent and Additional Rent as well as, maintenance, repair and replacement costs and expenses, utility charges, and other costs and charges allocable to the Common Area and the Common Area facilities and the Outside Areas of the Premises, all in accordance with the provisions of Article VI and any other charges, costs and expenses (including appropriate reserves therefor) which are contemplated or which may arise under any provision of this Lease during the Lease Term, plus a Management Fee to Lessor equal to 3% of the Base Rent. The Management Fee is due and payable, in advance, with each installment of Base Rent. All of such charges, costs, expenses, Management Fee and all other amounts payable by Lessee hereunder, shall constitute Additional Rent, and upon the failure of Lessee to pay any of such charges, costs or expenses, Lessor shall have the same rights and remedies as otherwise provided in this Lease for the failure of Lessee to pay Base Rent. To the extent any of the aforesaid amounts are fairly allocable to the Common Area or to other portions of the Project, Lessee’s obligation is to pay only its proportionate share as determined by Lessor based upon the ratio of the Rentable Area of the Premises to the Rentable Area of other office and research and development buildings at the Project.

(b) Payment. To the extent not paid pursuant to other provisions of this Lease, and at Lessor’s sole election, Lessor may submit invoices and Lessee shall pay Lessee’s share of Additional Rent in monthly installments on the first day of each month in advance in an amount to be estimated by Lessor, based on Lessor’s experience in managing office/research and development projects. Within ninety (90) days following the end of the period used by Lessor in estimating Additional Rent, Lessor shall furnish to Lessee a statement (hereinafter referred to as “Lessor’s Statement”) of the actual amount of Lessee’s proportionate share of such Additional Rent for such period. Within fifteen (15) days thereafter, Lessee shall pay to Lessor, as Additional Rent, or Lessor shall remit or credit to Lessee, as the case may be, the difference between the estimated amounts paid by Lessee and the actual amount of Lessee’s Additional Rent for such period as shown by such statement. Monthly installments for the ensuing year shall be adjusted upward or downward as set forth in Lessor’s Statement.

Section 4.06. Security Deposit. Upon the date this Lease is executed by Lessee, Lessee shall deposit with Lessor a Security Deposit equal to twelve (12) month’s estimated Base Rent in the amount of Five Million, Nine Hundred Sixty-Four Thousand, Six Hundred Thirty and no cents ($5,964,630.00) in the form of cash or an unconditional, irrevocable letter of credit without documents, with Lessor as beneficiary, drawable in whole or in part, and providing for payment in San Francisco on presentation of Lessee’s drafts on sight, drawable and otherwise from a bank and in a form acceptable to Lessor (the “Security Deposit”). The Security Deposit shall be held by Lessor as security for the faithful performance by Lessee of all of the terms, covenants, and conditions of this Lease applicable to Lessee. If Lessee is in breach of this Lease (beyond any applicable cure period provided herein) with respect to any provision of this Lease, including but not limited to the provisions relating to the condition of the Premises upon Lease Termination, Lessor may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any amount which Lessor may spend by reason of Lessee’s default or to compensate Lessor for any loss or damage which Lessor may suffer by reason of Lessee’s default. If any portion of the Security Deposit is so used or applied, Lessee shall, within ten days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore the Security Deposit to its original amount. Lessee’s failure to do so shall be a Default by Lessee. The rights of Lessor pursuant to this Section 4.06. are in addition to any rights which Lessor may have pursuant to Article 12 below. If Lessee fully and faithfully performs every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned (without interest) to Lessee (or, at Lessor’s option, to the last assigned of Lessee’s interests hereunder) at Lease expiration or termination and after Lessee has vacated the Premises. Lessor shall not be required to keep the Security Deposit separate from Lessor’s general funds or be deemed a trustee of same. Subject to the prior written approval of Lessor and Lessor’s lender(s), the letter of credit may be reduced to an amount not less than the total of three (3) months of Base Rent at the then current rate, if Lessee establishes through financial statements prepared in accordance with generally accepted accounting principles and in a form acceptable to Lessor that Lessee has achieved annual revenue for a period of at least one (1) fiscal year of at least Seven Hundred Fifty Million Dollars ($750,000,000) and has further achieved quarterly operating profit of at least One Hundred Million Dollars ($75,000,000) for not less than four (4) consecutive calendar quarters. If the Security Deposit is in whole or in part in the form of a Letter of Credit, failure of Lessee to deliver a replacement Letter of Credit to Lessor at least forty-five (45) days prior to the expiration date of any current Letter of Credit shall constitute a separate default entitling Lessor to draw down immediately and entirely on the current Letter of Credit and the proceeds shall constitute a cash Security Deposit.

ARTICLE V

USE

Section 5.01. Permitted Use and Limitations on Use. The Premises shall be used and occupied only for office, research and development, together with such ancillary uses which do not cause excessive wear of the Premises or increase the potential liability of Lessor, and for no other use, without Lessor’s prior written consent. Lessee shall not use, suffer or permit the use of the Premises in any manner that will tend to create or constitute waste, nuisance or unlawful acts. In no event shall it be unreasonable for Lessor to withhold its consent as to uses which it determines would tend to increase materially the wear of the Premises or any part thereof or increase the potential liability of Lessor or decrease the marketability, financability, leasability or value of the Premises or Project. Lessee shall not do anything in or about the Premises which will (i) cause structural injury to the Building or Premises, or (ii) cause damage to any part of the Building or Premises except to the extent reasonably necessary for the installation of Lessee’s trade fixtures and Lessee’s Alterations, and then only in a manner which has been first approved by Lessor in writing. Lessee shall not operate any equipment within the Building or Premises which will (i) materially damage the Building or the Common Area, (ii) overload existing electrical systems or other mechanical equipment servicing the Building, (iii) impair the efficient operation of the sprinkler system or the heating, ventilating or air conditioning (“HVAC”)

equipment within or servicing the Building, (iv) damage, overload or corrode the sanitary sewer system, or (v) damage the Common Area or any other part of the Project. Lessee shall not attach, hang or suspend anything from the ceiling, roof, walls or columns of the Building or set any load on the floor in excess of the load limits for which such items are designed nor operate hard wheel forklifts within the Premises. Any dust, fumes, or waste products generated by Lessee’s use of the Premises shall be contained and disposed so that they do not (i) create an unreasonable fire or health hazard, (ii) damage the Premises, or (iii) result in the violation of any law. Except as approved by Lessor, Lessee shall not change the exterior of the Building, or the outside area of the Premises, or install any equipment or antennas on or make any penetrations of the exterior or roof of the Building. Lessee shall not conduct on any portion of the Premises any sale of any kind, including any public or private auction, fire sale, going-out-of-business sale, distress sale or other liquidation sale. No materials, supplies, tanks or containers, equipment, finished products or semifinished products, raw materials, inoperable vehicles or articles of any nature shall be stored upon or permitted to remain within the outside areas of the Premises except in fully fenced and screened areas outside the Building which have been designed for such purpose and have been approved in writing by Lessor for such use by Lessee.

Section 5.02. Compliance with Law.

(a) Lessor shall deliver the Premises to Lessee on the Commencement Date (without regard to the use for which Lessee will use the Premises) free of violations of any covenants or restrictions of record, or any applicable law, building code, regulation or ordinance in effect on such Commencement Date, including without limitation, the Americans with Disability Act, and free of Year Two Thousand computer programming defects.

(b) Except as provided in paragraph 5.02.(a), Lessee shall, at Lessee’s cost and expense, comply promptly with all statutes, ordinances, codes, rules, regulations, orders, covenants and restrictions of record, and requirements applicable to the Premises and Lessee’s use and occupancy of same in effect during any part of the Lease Term, whether the same are presently foreseeable or not, and without regard to the cost or expense of compliance.

(c) By executing this Lease, Lessee acknowledges that it has reviewed and satisfied itself as to its compliance, or intended compliance with the applicable zoning and permit laws, hazardous materials and waste requirements, and all other statutes, laws, or ordinances relevant to the uses stated in Section 5.01., above.

Section 5.03. Condition of Premises at Commencement Date. Subject to all of the terms of this Lease for the construction of Tenant Improvements, Lessor shall deliver the Building to Lessee on the Commencement Date with the Building plumbing, lighting, heating, ventilating, air conditioning, gas, electrical, and sprinkler systems and loading doors as set forth in Exhibit “D” in proper operating condition and built substantially in accordance with the approved plans therefor, and in a workmanlike manner. Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Commencement Date, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use and condition of the Premises, and any covenants or restrictions, liens, encumbrances and title exceptions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor any agent of Lessor has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee’s business.

Section 5.04. Defective Condition at Commencement Date. In the event that it is determined, and Lessee notifies Lessor in writing within one year after the Commencement Date, that any of the obligations of Lessor set forth in Section 5.02.(a) or Section 5.03.(a) were not performed, then it shall be the obligation of Lessor, and the sole right and remedy of Lessee, after receipt of written notice from Lessee setting forth with specificity the nature of the failed performance, to promptly, within a reasonable time and at Lessor’s sole cost, correct same. Except as to certain defects which remain Lessor’s responsibility under Section 6.01(b) Lessee’s failure to give such written notice to Lessor within one year after the Commencement Date shall constitute a conclusive presumption that Lessor has complied with all of Lessor’s obligations under the foregoing sections 5.02. and 5.03., and any required correction after that date shall be performed by Lessee, at its sole cost and expense. At the end of the first year of the Lease Term, Lessor shall promptly assign to Lessee all of Lessor’s contractor’s, and/or manufacturer’s guarantees, warranties, and causes of action which do not relate to Lessor’s obligations under Section 6.0l(b).

Section 5.05. Building Security. Lessee acknowledges and agrees that it assumes sole responsibility for security at the Premises for its agents, employees, invitees, licensees, contractors, guests and visitors and will provide such systems and personnel for same including, without limitation, any portion of the Common Area located on the legal parcel on which the Building is located as it deems necessary or appropriate and at its sole cost and expense. Lessee acknowledges and agrees that Lessor does not intend to provide any security system or security personnel at the Premises or Project, including, without limitation, at the Common Areas, provided, however, that nothing herein shall be deemed to prevent Lessor from providing such system or personnel in the future, the cost of which will be included in those items for which Lessee pays Additional Rent.

Section 5.06. Rules and Regulations. Lessor may from time to time promulgate reasonable and nondiscriminatory rules and regulations applicable for the care and orderly management of the Premises. Such rules and regulations shall be binding upon Lessor upon delivery of a copy thereof to Lessor, and Lessor agrees to abide by such rules and regulations. A copy of the initial Rules and Regulations is attached hereto as Exhibit “L.” If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Lessor shall not be responsible for the violation of any such rules and regulations by any person, including, without limitation, Lessee or its employees, agents, invitees, licensees, guests, visitors or contractors.

ARTICLE VI

MAINTENANCE, REPAIRS AND ALTERATIONS

Section 6.01. Maintenance of Premises.

(a) Throughout the Lease Term, Lessee, at its sole cost and expense, shall keep, maintain, repair and replace the Premises (except as provided in 6.01.(b)) and all improvements and appurtenances in or serving the Premises, including, without limitation, all inferior and exterior walls, all doors and windows, the roof membrane, all elevators and stairways, all wall surfaces and floor coverings, all Tenant Improvements and alterations, additions and improvements installed during the Lease Term, all sewer, plumbing, electrical, lighting, heating, ventilation and cooling systems, fire sprinklers, fire safety and security systems, fixture and appliances and all wiring and glazing, in the same good order, condition and repair as they are in on the Commencement Date, or may be put in during the Lease Term, reasonable wear excepted, provided that wear which could be prevented by first class maintenance shall not be deemed reasonable.

(b) Lessor, at its sole cost and expense, shall repair defects in the exterior walls (including all exterior glass which is damaged by structural defects in such exterior walls), supporting pillars, structural walls, roof structure and foundations of the Building and sewer and plumbing systems outside the Building, provided that the need for repair is not caused by Lessee, in which event Lessor shall, at Lessee’s sole cost and expense, repair same. Lessor shall replace the roof membrane of the Building, the parking lot surface, landscaping, drainage, irrigation, sprinkler and sewer and plumbing systems outside the Building systems when the useful life of each has expired, and Lessee shall pay that portion of the cost of each replacement, together with annual interest at the Agreed Rate which shall be amortized over the useful life of each such replacement applicable to the balance of the Lease Term, in equal monthly installments due and payable with installments of Base Rent provided that as to repairs and replacements within the Common Area, Lessee shall pay its proportionate share. Lessee shall give Lessor written notice of any need of repairs which are the obligation of Lessor hereunder and Lessor shall have a reasonable time to perform same. Should Lessor default as provided in Section 12.03 with respect to its obligation to make any of the repairs assumed by it hereunder with respect to the Building, Lessee shall have the right to perform such repairs and Lessor agrees that within thirty (30) days after written demand accompanied by detailed invoice(s), it shall pay to Lessee the cost of any such repairs together with accrued interest from the date of Lessee’s payment at the Agreed Rate. Lessor shall not be liable to Lessee, its employees, invitees, or licensees for any damage to person or property, and Lessee’s sole right and remedy shall be the performance of said repairs by Lessee with right of reimbursement from Lessor of the reasonable fair market cost of said repairs, not exceeding the sum actually expended by Lessee, together with accrued interest from the date of Lessee’s payment at the Agreed Rate, provided that nothing herein shall be deemed to create a right of setoff or withholding by Lessee of Base Rent or Additional Rent or any other amounts due herein. Lessee hereby expressly waives all rights under and benefits of Sections 1941 and 1942 of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect to make repairs and offset the cost of same against rent or to withhold or delay any payment of rent or any other of its obligations hereunder as a result of any default by Lessor under this Section 6.01.(b).

(c) Lessee agrees to keep the Premises, both inside and out, clean and in sanitary condition as required by the health, sanitary and police ordinances and regulations of any political subdivision having jurisdiction and to remove all trash and debris which may be found in or around the Premises. Lessee further agrees to keep the interior surfaces of the Premises, including, without limitation, windows, floors, walls, doors, showcases and fixtures clean and neat in appearance.

(d) If Lessee refused or neglects to commence such repairs and/or maintenance for which Lessee is responsible under this Article VI (including with respect to any portion of the Common Area located on the legal parcel on which the Building is located) within a thirty (30) day period (or as soon as practical and in no event later than five (5) days, if the failure to initiate the repair threatens to cause further damage to the Premises) after written notice from Lessor and thereafter diligently prosecute the same to completion, then Lessor may (i) enter the Premises (except in an emergency, upon at least 24 hours advanced written notice) during Lessor’s business hours and cause such repairs and/or maintenance to be made and shall not be responsible to Lessee for any loss or damage occasioned thereby and Lessee agrees that upon demand, it shall pay to Lessor the reasonable cost of any such repairs, not exceeding the sum actually expended by Lessor, together with accrued interest from the date of Lessor’s payment at the Agreed Rate and (ii) elect to enter into a maintenance contract at a market rate for first-rate maintenance with a third party for the performance of all or a part of Lessee’s maintenance obligations, whereupon, Lessee shall be relieved from its obligations to perform only those maintenance obligations covered by such maintenance contract, and Lessee shall bear the entire cost of such maintenance contract which shall be paid in advance, as Additional Rent, on a monthly basis with Lessee’s Base Rent payments.

Section 6.02. Maintenance of Common Areas and Outside Areas. Subject to 6.01.(c) and subject to Lessee paying Lessee’s share of the cost and expense for same pursuant to Section 4.05, Lessor shall maintain, repair and replace all landscape, hardscape and other improvements within the Common Areas and shall operate and manage the amenities/athletic facility and other Common Area features and facilities described in Section 2.02 and Lessor shall also maintain, repair and replace all landscape, hardscape and other improvements within the outside areas of the Premises (“Outside Areas”) whether or not all or any portion thereof has been designated by Lessor as Common Area, including without limitation, walkways, driveways, parking areas and lighting and sprinkler systems.

Section 6.03. Alterations, Additions and Improvements. No alterations, additions, or improvements (“Alterations”) shall be made to the Premises by Lessee without the prior written consent of Lessor which Lessor will not unreasonably withhold, provided, however, that Lessee may make Alterations which do not affect the Building systems, exterior appearance, structural components or structural integrity and which do not exceed collectively One Hundred Thousand Dollars ($100,000) in cost within any twelve (12) month period, without Lessor’s prior written consent. As a condition to Lessor’s obligation to consider any request for consent hereunder, Lessee shall pay Lessor upon demand for the reasonable costs and expenses of consultants, engineers, architects and others for reviewing plans and specifications and for monitoring the construction of any proposed Alterations. Lessor may require Lessee to remove any such Alterations at the expiration or termination of the Lease Term and to restore the Premises to their prior condition by written notice given on or before the earlier of (i) the expiration of the Lease Term or (ii) thirty (30) days after termination of the Lease or (iii) thirty (30) days after a written request from Lessee for such notice from Lessor provided, that, if Lessee requests same from Lessor, Lessor will notify Lessee within five (5) business days after receipt of Lessee’s request and a copy of all plans and specifications for the proposed Alteration whether it will require removal. All Alterations to be made to the Premises shall be made under the supervision of a competent, California licensed architect and/or competent California licensed structural engineer (each of whom has been approved by Lessor) and shall be made in accordance with plans and specifications which have been furnished to and approved by Lessor in writing prior to commencement of work. All Alterations shall be designed, constructed and installed at the sole cost and expense of Lessee by California licensed architects, engineers, and contractors approved by Lessor, in compliance with all applicable law, and in good and workmanlike manner. Any Alteration except furniture and trade fixtures, shall become the property of Lessor at the expiration, or sooner termination of the Lease, unless Lessor directs otherwise, provided that Lessee shall retain title to all furniture and trade fixtures placed on the Premises. All heating, lighting, electrical, air conditioning, full height partitioning (but not moveable, free standing cubicle-type partitions which do not extend to the ceiling or connect to Building walls), drapery and carpeting installations made by Lessee together with all property that has become an integral part of the Premises, shall be and become the property of Lessor upon the expiration, or sooner termination of the Lease, and shall not be deemed trade fixtures. Within thirty (30) days after completion of any Alteration, Lessee, Lessee shall provide Lessor with a complete set of “as built” plans for same.

Section 6.04. Covenant Against Liens. Lessee shall not allow any liens arising from any act or omission of Lessee to exist, attach to, be placed on, or encumber Lessor’s or Lessee’s interest in the Premises or Project, or any portion of either, by operation of law or otherwise. Lessee shall not suffer or permit any lien of mechanics, material suppliers, or others to be placed against the Premises or Project, or any portion of either, with respect to work or services performed or claimed to have been performed for Lessee or materials furnished or claimed to have been furnished to Lessee or the Premises. Lessor has the right at all times to post and keep posted on the Premises any notice that it considers necessary for protection from such liens. At least seven (7) days before beginning construction of any Alteration, Lessee shall give Lessor written notice of the expected commencement date of that construction to permit Lessor to post and record a notice of non responsibility. If any such lien attaches or Lessee received notice of any such lien, Lessee shall cause the lien to be immediately released and removed of record. Despite any other provision of this Lease, if the lien is not released and removed within twenty (20) days after Lessor delivers notice of the lien to Lessee, Lessor may immediately take all action necessary to release and remove the lien, without any duty to investigate the validity of it. All expenses (including reasonable attorney fees and the cost of any bond) incurred by Lessor in connection with a lien incurred by Lessee or its removal shall be considered Additional Rent under this Lease and be immediately due and payable by Lessee.

Section 6.05 Reimbursable Capital Expenditures. Except for items of capital expenditures which are to be made at Lessor’s sole cost and expense pursuant to the first sentence of Section 6.01(b) above, capital expenditures, together with interest thereon at the Agreed Rate, for any replacement item at the Premises made by Lessor in excess of Ten Thousand Dollars ($10,000.00) during the Lease Term shall be amortized over the remaining Lease Term for the useful life of such replacement item within the numerator being the number of months remaining in the Lease Term and the denominator being the number of months of the “useful life” of the improvements. Lessee shall be obligated for such amortized portion of any such expenditure in equal monthly installments due and payable with each installment of Base Rent.

ARTICLE VII

INSURANCE

Section 7.01. Property/Rental Insurance for Premises: At all times during the Lease Term, Lessor shall keep the Premises insured against loss or damage by fire and those risks normally included in the term “all risk,” including, without limitation, coverage for (i) earthquake and earthquake sprinkler leakage, (ii) flood, (iii) loss of rents and extra expense for eighteen (18) months, including scheduled rent increases, (iv) boiler and machinery, (v) Tenant Improvements and (vi) fire damage legal liability form, including waiver of subrogation. Any deductibles shall be paid by Lessee. The amount of such insurance shall not be less than 100% of replacement cost. Insurance shall include a Building Ordinance and Increased Cost of Construction Endorsement insuring the increased cost of reconstructing the Premises incurred due to the need to comply with applicable statutes, ordinances and requirements of all municipal, state and federal authorities now in force, which or may be in force hereafter. Any recovery received from said insurance policy shall be paid to Lessor and thereafter applied by Lessor to the reconstruction of the Premises in accordance with the provisions of Article VIII below. Lessee, in addition to the rent and other charges provided herein, shall reimburse Lessor for the cost of the premiums for all such insurance covering the Premises in accordance with Article IV. Such reimbursement and shall be made within (15) days of Lessee’s receipt of a copy of Lessor’s statement therefor. Lessee shall pay to Lessor any deductible (subject to the above conditions) owing within fifteen (15) days after receipt of notice from Lessor of the amount owing. To the extent commercially available, Lessor’s insurance shall have a deductible not greater than fifteen percent (15%) for earthquake and ten percent (10%) for the basic “all risk” coverage.

Section 7.02. Property Insurance for Fixtures and Inventory. At all times during the Lease Term, Lessee shall, at its sole expense, maintain insurance with “all risk” coverage on any fixtures, furnishings, merchandise equipment or personal property in or on the Premises, whether in place as of the date hereof or installed hereafter. The amount of such insurance shall not be less than one hundred percent (100%) of the replacement cost thereof, and Lessor shall not have any responsibility nor pay any cost for maintaining any types of such insurance. Lessee shall pay all deductibles.

Section 7.03. Lessor’s Liability Insurance. During the Lease Term, Lessor shall maintain a policy or policies of comprehensive general liability insurance naming Lessor (and such others as designated by Lessor) against liability for bodily injury, property damage on our about the Project, with combined single limit coverage of not less than Thirty Million Dollars ($30,000,000.00). Lessee, in addition to the rent and other charges provided herein, agrees to pay to Lessor, Lessor’s proportionate share of the premiums for all such insurance pursuant to Section 4.05. The insurance premiums shall be paid in accordance with Article IV, within (15) days of Lessee’s receipt of a copy of Lessor’s statement therefore.

Section 7.04. Liability Insurance Carried by Lessee. At all times during the Lease Terra (and any holdover period) Lessee shall obtain and keep in force a commercial general liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names are provided to Lessee as Additional Insureds against claims from bodily injury, personal injury and property damage based upon involving or arising out of ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing a single limit coverage in amount of not less than Ten Million Dollars ($10,000,000) per occurrence with an Additional Lessors or Premises Endorsements and containing an “Amendment of the Pollution Exclusion Endorsement” for damage caused by heat, smoke, fumes from a hostile fire. The limits of said insurance required by this Lease as carried by Lessee shall not, however limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by the Lessee shall be primary to and not contributory with, any similar insurance carried by Lessor whose insurance shall be considered excess insurance only.

Section 7.05. Lessee to Furnish Proof of Insurance. Lessee shall furnish to Lessor prior to the Commencement Date, and at least fifteen (15) days prior to the expiration date of any policy, certificates indicating that the property insurance and liability insurance required to be maintained by Lessee is in full force and effect for the twelve (12) month period following such expiration date; that Lessor has been named as an additional insured to the extent of contractual liability assumed in Section 7.07. “indemnification” and Section 7.08. “Lessor as Party Defendant”; and that all such policies will not be canceled unless thirty (30) days’ prior written notice of the proposed cancellation has been given to Lessor. The insurance shall be with insurers approved by Lessor, provided, however, that such approval shall not be unreasonably withheld so long as Lessee’s insurance carrier has a Best’s Insurance Guide rating not less than A+ VIII.

Section 7.06. Mutual Waiver of Claims and Subrogation Rights. Lessor and Lessee hereby release and relieve the other, and waive their entire claim of recovery for loss or damage to property arising out of or incident to fire, lightning, and the other perils included in a standard “all risk” insurance policy of a type described in Sections 7.01 and 7.02 above, when such property constitutes the Premises, or is in, on or about the Premises, whether or not such loss or damage is due to the negligence of Lessor or Lessee, or their respective agents, employees, guests, licensees, invitees, or contractors. Lessee and Lessor waive all rights of subrogation against each other on behalf of, and shall obtain a waiver of all subrogation rights from, all property and casualty insurers referenced above.

Section 7.07. Indemnification and Exculpation.

(a) Except as otherwise provided in Section 7.07.(b), Lessee shall indemnify and hold Lessor free and harmless from any and all liability, claims, loss, damages, causes of action (whether in tort or contract, law or equity, or otherwise), expenses, charges, assessments, fines, and penalties of any kind, including without limitation, reasonable attorney fees, expert witness fees and costs, arising by reason of the death or injury of any person, including any person who is an employee, agent, invitee, licensee, permittee, visitor, guest or contractor of Lessee, or by reason of damage to or destruction of any property, including property owned by Lessee or any person who is an employee, agent, invitee, permitee, visitor, or contractor of Lessee, caused or allegedly caused (1) while that person or property is in or about the Premises; (2) by some condition of the Premises; (3) by some act or omission by Lessee or its agent, employee, licensee, invitee, guest, visitor or contractor or any person in, adjacent, on, or about the Premises with the permission, consent or sufferance of Lessee; (4) by any matter connected to or arising out of Lessee’s occupation and use of the Premises, or any breach or default in timely observance or performance of any obligation on Lessee’s part to be observed or performed under this Lease.

(b) Notwithstanding the provisions of Section 7.07.(a) of this Lease, Lessee’s duty to indemnify and hold Lessor harmless shall not apply to any liability, claims, loss or damages arising because of Lessor’s sole active negligence or willful acts of misconduct.

(c) Lessee hereby waives all claims against Lessor for damages to goods, wares and merchandise and all other personal property in, on or about the Premises and for injury or death to persons in, on or about the Premises from any cause arising at any time to the fullest extent permitted by law and in no event shall Lessor be liable for lost profits or other consequential damages arising from any cause or for any damage which is or could be covered by the insurance Lessee is required to carry under this Lease. Lessor hereby waives all claims against Lessee for any damage which is or could be covered by the insurance Lessor is required to carry under this Lease.

Section 7.08. Lessor as Party Defendant. If by reason of an act or omission of Lessee or any of its employees, agents, invitees, licensee, visitors, guests or contractors, Lessor is made a party defendant or a cross-defendant to any action involving the Premises or this Lease, Lessee shall hold harmless and indemnify Lessor from all liability or claims of liability, including all damages, attorney fees and costs of suit.

ARTICLE VIII

DAMAGE OR DESTRUCTION

Section 8.01. Destruction of the Premises.

(a) In the event of a partial destruction of the Premises during the Lease Term from any cause, Lessor, upon receipt of, and to the extent of, insurance proceeds paid in connection with such casualty, shall forthwith repair the same, provided the repairs can be made within a reasonable time under state, federal, county and municipal applicable law, but such partial destruction shall in no way annul or void this Lease, (except as provided in Section 8.01.(b) below) provided that Lessee shall be entitled to a proportionate credit for rent equal to the payment of Rental Income Insurance received by Lessor. Lessor shall use diligence in making such repairs within a reasonable time period, subject to the Force Majeure provisions of Section 17.21, in which instance the time period shall be extended accordingly, and this Lease shall remain in full force and effect, with the rent to be proportionately reduced as provided in this Section. If the Premises are damaged by any peril within twelve (12) months prior to the last day of the Lease Term and, in the reasonable opinion of the Lessor’s architect or construction consultant, the restoration of the Premises cannot be substantially completed within ninety (90) days after the date of such damage and such damage renders unusable more than thirty percent (30%) of the Premises, Lessor may terminate this Lease on sixty (60) days written notice to Lessee.

(b) If the Building is damaged from any cause, Lessor shall promptly furnish Lessee with the written opinion of Lessor’s architect of when the restoration work to repair the damage may be complete. Lessee shall have the option to terminate this Lease if the time estimated to substantially complete the restoration exceeds fifteen (15) months from the date Lessor’s architect’s opinion is delivered to Lessee, which shall be (i) exercised by written notice to Lessor delivered within thirty (30) days after delivery to Lessee of Lessor’s architect’s opinion or (ii) irrevocably and automatically waived if not so timely exercised. In the event of termination, Lessee shall pay to Lessor all insurance proceeds, if any, received by Lessee as a result of the damage or destruction except to the extent allocable to the unamortized (over the Lease Term) cost of (i) Tenant Improvements paid for by Lessee over and above the Tenant Improvement Allowance and (ii) or other Alterations installed therein at Lessee’s sole cost and expense.

Section 8.02. Waiver of Civil Code Remedies. Lessee hereby expressly waives any rights to terminate this Lease upon damage or destruction to the Premises, including without limitation any rights pursuant to the provisions of Section 1932, Subdivisions 1 and 2 and Section 1933, Subdivision 4, of the California Civil Code, as amended from time-to-time, and the provisions of any similar law hereinafter enacted.

Section 8.03. No Abatement of Rentals. The Rentals and other charges due under this Lease shall not be reduced or abated by reason of any damage or destruction to the Premises (except to the extent of proceeds received by Lessor from the Rental Loss Insurance), and Lessor shall be entitled to all proceeds of the insurance maintained pursuant to Section 7.01. above during the period of rebuilding pursuant to Section 8.01.(a) above, or if the Lease is terminated pursuant to Section 8.01.(a) above. Lessee shall have no claim against Lessor, including, without limitation, for compensation for inconvenience or loss of business, profits or goodwill during any period of repair or reconstruction.

Section 8.04. Liability for Personal Property. In no event shall Lessor have any liability for, nor shall it be required to repair or restore, any injury or damage to Lessee’s personal property or to any other personal property or to Alterations in or upon the Premises by Lessee.

ARTICLE IX

REAL PROPERTY TAXES

Section 9.01. Payment of Taxes. Subject to Lessee timely paying Lessor the same in advance as provided below, Lessee shall pay all real property taxes, including any escaped or supplemental tax and any form of real estate tax or assessment, general, special, Ordinary or extraordinary, and any license, fee, charge, excise or imposition (“real property tax”), imposed, assessed or levied on or with respect to the Premises (and Lessee shall pay its proportionate share of real property taxes imposed, assessed or levied on or with respect to the Common Area) by any Federal, State, County, City or other political subdivision or public authority having the direct or indirect power to tax, including, without limitation, any improvement district or any community facilities district, as against any legal or equitable interest of Lessor in the Premises or against the Premises or any part thereof applicable to the Premises for all periods of time included within the Lease Term (as the same may be extended and during any holdover period), as well as any government or private cost sharing agreement assessments made for the purpose of augmenting or improving the quality of services and amenities normally provided by government agencies. All such payments shall be made by Lessee directly pursuant to Section 4.05 hereof no later than ten (10) days after Lessor’s delivery to Lessee of a statement of the real property tax due, together with a copy of the applicable tax bill. Notwithstanding the foregoing, Lessee shall not be required to pay any net income taxes, franchise taxes, or any succession or inheritance taxes of Lessor. If at anytime during the Lease Term, the State of California or any political subdivision of the state, including any county, city, city and county, public corporation, district, or any other political entity or public corporation of this state, levies or assesses against Lessor a tax, fee, charge, imposition or excise on rents under the Lease, the square footage of the Premises, the act of entering into this Lease, or the occupancy of Lessee, or levies or assesses against Lessor any other tax, fee, or excise, however described, including, without limitation, a so-called value added, business license, transit, commuter, environmental or energy tax fee, charge or excise or imposition related to the Premises as a direct substitution in whole or in part for, or in addition to, any real property taxes on the Premises, Lessee shall pay ten (10) days before delinquency or ten (10) days after receipt of the tax bill, whichever is later, that tax, fee, charge, excise or imposition.

Section 9.02. Pro Ration for Partial Years. If any such taxes paid by Lessee shall cover any period prior to the Commencement Date or after the Expiration Date of the Lease Term, Lessee’s share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Lessor shall reimburse Lessee to any extent required. If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same in which case Lessee shall repay such amount to Lessor within ten (10) days after written demand, together with interest at the Agreed Rate.

Section 9.03. Personal Property Taxes.

(a) Lessee shall pay prior to delinquency all taxes imposed, assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

(b) If any of Lessee’s said personal property shall be assessed with Lessor’s real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee’s property.

(c) If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same, in which case Lessee shall repay such amount to Lessor with Lessee’s next rent installment together with interest at the Agreed Rate.

ARTICLE X

UTILITIES

Section 10.01. Lessee to Pay. Lessee shall pay prior to delinquency and throughout the Lease Term, all charges for water, gas, heating, cooling, sewer, telephone, electricity, garbage, air conditioning and ventilation, janitorial service, landscaping and all other materials and utilities supplied to the Premises. The disruption, failure, lack or shortage of any service or utility due to any cause whatsoever shall not affect any obligation of Lessee hereunder, and Lessor shall faithfully keep and observe all the terms, conditions and covenants of this Lease and pay all rent due hereunder, all without diminution, credit or deduction.

ARTICLE XI

ASSIGNMENT AND SUBLETTING

Section 11.01. Lessor’s Consent Required. Except as provided in Section 11.02, Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, license or otherwise transfer or encumber all or any part of Lessee’s interest in this Lease or in the Premises or any part thereof, without Lessor’s prior written consent within fifteen (15) business days after Lessor’s receipt of a signed Letter of Intent and complete financial information concerning the proposed transferee which Lessor shall not unreasonably withhold, or delay, provided that if Lessor fails to respond within said fifteen (15) business days, it shall be deemed to have withheld consent. Lessor shall respond in writing to Lessee’s request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance, subletting or licensing without such consent shall be void, and shall constitute a breach of this Lease. By way of example, but not limitation, reasonable grounds for denying consent include: (i) poor credit history or insufficient financial strength of transferee, (ii) transferee’s intended use of the Premises is inconsistent with the permitted use or will materially and adversely affect Lessor’s interest. Lessee shall reimburse Lessor upon demand for Lessor’s reasonable costs and expenses

(including attorneys’ fees, architect fees and engineering fees) involved in renewing any request for consent whether or not consent is granted.

Section 11.02. Lessee Affiliates. Lessee may assign or sublet the Premises, or any portion thereof, to any corporation which controls, is controlled by, or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all, or substantially all of the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that said assignee or sublessee assumes, in full, the obligations of Lessee under this Lease and provided further that the use to which the Premises will be put does not materially change. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease.

Section 11.03. No Release of Lessee. Regardless of Lessor’s consent, no subletting or assignment shall release Lessee of Lessee’s obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee.

Section 11.04. Excess Rent. In the event Lessor shall consent to a sublease or an assignment, Lessee shall pay to Lessor with its regularly scheduled Base Rent payments, fifty percent (50%) of all sums and the fair market value of all consideration collected or received by Lessee from a sublessee or assignee which are in excess of the Base Rent and Additional Rent due and payable with respect to the subject space pursuant to Article IV for the time period encompassed by the sublease or assignment term, after first deducting (i) reasonable leasing commissions paid by Lessee with respect to such sublease or assignment, and (ii) that portion of the cost of Tenant Improvements paid by Lessee (up to $30 per square foot) which remains unamortized (using an amortization schedule of the first 60 months of the Lease Term) during any portion of the sublease or assignment term.

Section 11.05. No Impairment of Security. Lessee’s written request to Lessor for consent to an assignment or subletting or other form of transfer shall be accompanied by (a) the name and legal composition of the proposed transferee; (b) the nature of the proposed transferee’s business to be carried on in the Premises; (c) the terms and provisions of the proposed transfer agreement; and (d) such financial and other reasonable information as Lessor may request concerning the proposed transferee.

Section 11.06. Lessor’s Recapture Rights.

(a) Lessor’s Recapture Rights. Notwithstanding any other provision of this Article 11, in the event that Lessee 1). Subleases or assigns or otherwise transfers any interest in this Lease or the Premises or any part thereof affecting (collectively with all other such subleases, assignments, or transfers then in effect) more than fifty percent (50%) of the square footage of the Rentable Area of the Building (Recapture Space), and 2). For more than half of the then remaining Lease Term, then Lessor shall have the option to recapture the Recapture Space by written notice to Lessee (Recapture Notice) given within ten (10) business days after Lessor receives any notice of such proposed assignment or sublease or other transfer (“Transfer Notice”). A timely Recapture Notice terminates this Lease for the Recapture Space, effective as of the date specified in the Transfer Notice. If Lessor declines or fails timely to deliver a Recapture Notice, Lessor shall have no further right under this Section 11.06 to the Recapture Space unless it becomes available again after transfer by Lessee.

(b) Consequences of Recapture. Base Rent and Additional Rent shall be recalculated upon any recapture. To recalculate the Base Rent under this Lease if Lessor recaptures the Recapture Space, the then current Base Rent (immediately before Lessor’s recapture) under the Lease shall be multiplied by a fraction, numerator of which is the square feet of the Rentable Area retained by Lessee after Lessor’s recapture and the denominator of which is the total square feet of the Rentable Area before Lessor’s recapture. The Additional Rent, to the extent that it is calculated on the basis of Rentable Area of the Building, shall be recalculated in identical fashion. This Lease as so amended shall continue thereafter in full force and effect. Either party may require written confirmation of the amendments to this Lease necessitated by Lessor’s recapture of the Recapture Space. If Lessor recaptures the Recapture Space, Lessor shall, at Lessor’s sole expense, construct, paint, and furnish any partitions required to segregate the Recapture Space from the remaining Premises retained by Lessee.

ARTICLE XII

DEFAULTS; REMEDIES

Section 12.01. Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

(a) The abandonment of the Premises by Lessee or the commission of waste at the Premises or the making of an assignment or subletting in violation of Article XI, provided however, abandonment shall be considered to not occur if the Premises are maintained and occupied to the extent necessary to maintain the insurance on each and every portion of the Premises;

(b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, if such failure continues for a period of five (5) business days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit in the form required by applicable Unlawful Detainer statutes such Notice shall constitute the notice required by this paragraph, provided that the cure period stated in the Notice shall be five (5) business days rather than the statutory three (3) days;

(c) Lessee’s failure to provide (i) any instrument or assurance as required by Section 7.05 or (ii) estoppel certificate as required by Section 15.01 or (iii) any document subordinating this Lease to a Lender’s deed of trust if such failure continues for five (5) business days after written notice of the failure. In the event Lessor serves Lessee with a Notice to Perform Covenant or Quit in the form required by applicable Unlawful Detainer Statutes, such Notice shall constitute the notice required by this paragraph, provided that the cure period stated in the Notice shall be five (5) business days rather than the statutory three (3) days;

(d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (a) (b) or (c) above, if such failure continues for a period of ten (10) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee’s default is such that more than ten (10) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said ten (10) day period and thereafter diligently prosecutes such cure to completion;

(e) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) the filing by Lessee of a voluntary petition in bankruptcy under Title 11 U.S.C. or the filing of an involuntary petition against Lessee which remains uncontested for a period of sixty days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, provided, however, in the event that any provisions of this Section 12.01(e) is contrary to any applicable law, such provision shall be of no force or effect;

(f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or any guarantor of Lessee’s obligations hereunder, was materially false.

(g) The occurrence of a material default and breach by Lessee under any other Lease between Lessee and Lessor (or any affiliate of Lessor) for Premises in Pacific Shores Center.

Section 12.02. Remedies. In the event of any such material default and breach by Lessee, Lessor may at any time thereafter, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default and breach:

(a) Terminate Lessee’s right to possession of the Premises by any lawful means including by way of unlawful detainer (and without any further notice if a notice in compliance with the unlawful detainer statutes and in compliance with paragraphs (b), (c) and (d) of Section 12.01 above has already been given), in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee’s default including, but not limited to, (i) the cost of recovering possession of the Premises including reasonable attorney’s fees related thereto; (ii) the worth at the time of the award of any unpaid rent that had been earned at the time of the termination, to be computed by allowing interest at the Agreed Rate but in no case greater than the maximum amount of interest permitted by law, (iii) the worth at the time of the award of the amount by which the unpaid rent that would have been earned between the time of the termination and the time of the award exceeds the amount of unpaid rent that Lessee proves could reasonably have been avoided, to be computed by allowing interest at the Agreed Rate but in no case greater than the maximum amount of interest permitted by law, (iv) the worth at the time of the award of the amount by which the unpaid rent for the balance of the Lease Term after the time of the award exceeds the amount of unpaid rent that Lessee proves could reasonably have been avoided, to be computed by discounting that amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one per cent (1%), (v) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee’s failure to perform obligations under this Lease, including brokerage commissions and advertising expenses, expenses of remodeling the Premises for a new tenant (whether for the same or a different use), and any special concessions made to obtain a new tenant, and (vi) any other amounts, in addition to or in lieu of those listed above, that may be permitted by applicable law.

(b) Maintain Lessee’s right to possession as provided in Civil Code Section 1951.4 in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor’s rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

(c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state of California. Unpaid amounts of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the Agreed Rate.

Section 12.03. Default by Lessor. Lessor shall not be in default under this Lease unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying that Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor’s obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty day period and thereafter diligently prosecutes the same to completion. In the event Lessor does not commence performance within the thirty (30) day period provided herein, Lessee may perform such obligation and will be reimbursed for its expenses by Lessor together with interest thereon at the Agreed Rate. Lessee waives any right to terminate this Lease or to vacate the Premises on Lessor’s default under this Lease. Lessee’s sole remedy on Lessor’s default is an action for damages or injunctive or declaratory relief. Notwithstanding the foregoing, nothing herein shall be deemed applicable in the event of Lessor’s delay in delivery of the Premises. In that situation, all rights and remedies shall be determined under Section 3.01 above.

Section 12.04. Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor’s designated agent within five (5) business days after such amount is due and owing, Lessee shall pay to Lessor a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee’s default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding Section 4.61 or any other provision of this Lease to the contrary, provided that if no further late payments (and no other default) occur for a continuous six (6) month period, payment of Base Rent shall return to the original payment schedule as described in exhibit E.

ARTICLE XIII

CONDEMNATION OF PREMISES.

Section 13.01. Total Condemnation. If the entire Premises, whether by exercise of governmental power or the sale or transfer by Lessor to any condemnor under threat of condemnation or while proceedings for condemnation are pending, at any time during the Lease Term, shall be taken by condemnation such that there does not remain a portion suitable for occupation, this Lease shall then terminate as of the date transfer of possession is required. Upon such condemnation, all rent shall be paid up to the date transfer of possession is required, and Lessee shall have no claim against Lessor or the award for the value of the unexpired portion of this Lease Term.

Section 13.02. Partial Condemnation. If any portion of the Premises is taken by condemnation during the Lease Term, whether by exercise of governmental power or the sale for transfer by Lessor to an condemnor under threat of condemnation or while proceedings for condemnation are pending, this Lease shall remain in full force and effect except that in the event a partial taking leaves the Premises unfit for the conduct of the business of Lessee, then Lessee shall have the right to terminate this Lease effective upon the date transfer of possession is required. Moreover, Lessor shall have the right to terminate this Lease effective on the date transfer of possession is required if more than thirty-three percent (33%) of the total square footage of the Premises is taken by condemnation. Lessee and Lessor may elect to exercise their respective rights to terminate this Lease pursuant to this Section by serving written notice to the other within thirty (30) days after receipt of notice of condemnation. All rent shall be paid up to the date of termination, and Lessee shall have no claim against Lessor for the value of any unexpired portion of the Lease Term. If this Lease shall not be canceled, the rent after such partial taking shall be that percentage of the adjusted base rent specified herein, equal to the percentage which the square footage of the untaken part of the Premises, immediately after the taking, bears to the square footage of the entire Premises immediately before the taking. If

Lessee’s continued use of the Premises requires alterations and repair by reason of a partial taking, all such alterations and repair shall be made by Lessee at Lessee’s expense. Lessee waives all rights it may have under California Code of Civil Procedure Section 1265.130 or otherwise, to terminate this Lease based on partial condemnation.

Section 13.03. Award to Lessee. In the event of any condemnation, whether total or partial, Lessee shall have the right to claim and recover from the condemning authority such compensation as may be separately awarded or recoverable by Lessee for loss of its business fixtures, or equipment belonging to Lessee immediately prior to the condemnation. The balance of any condemnation award shall belong to Lessor (including, without limitation, any amount attributable to any excess of the market value of the Premises for the remainder of the Lease Term over the then present value of the rent payable for the remainder of the Lease Term) and Lessee shall have no further right to recover from Lessor or the condemning authority for any claims arising out of such taking.

ARTICLE XIV

ENTRY BY LESSOR

Section 14.01. Entry by Lessor Permitted. Lessee shall permit Lessor and its employees, agents and contractors to enter the Premises and all parts thereof (i) upon twenty-four (24) hours notice (or without notice in an emergency), including without limitation, the Building and all parts thereof at all reasonable times for any of the following purposes: to inspect the Premises; to maintain the Premises; to make such repairs to the Premises as Lessor is obligated or may elect to make; to make repairs, alterations or additions to any other portion of the Project and (ii) upon twenty-four (24) hours notice to show the Premises and post no more than two “To Lease” signs which are customary in size and location for similarly situated and sized buildings (without blocking windows or access) for the purposes of reletting during the last six (6) months of the Lease Term (provided that Lessee has failed to exercise its option to extend) or extended Lease Term to show the Premises as part of a prospective sale by Lessor or to post notices of nonresponsibility. Lessor shall have such right of entry without any rebate of rent to Lessee for any loss of occupancy or quiet enjoyment of the Premises hereby occasioned.

ARTICLE XV

ESTOPPEL CERTIFICATE

Section 15.01. Estoppel Certificate.

(a) Lessee shall at any time upon not less than fifteen (15) days’ prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying, if true, that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying, if true, that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging, if true, that there are not, to Lessee’s knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed and (iii) certifying or acknowledging such other matters as are requested by any prospective lender or buyer which are reasonably related to the loan or sale transaction. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

(b) Lessee’s failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor’s performance, and (iii) that not more than one month’s rent has been paid in advance.

ARTICLE XVI

LESSOR’S LIABILITY

Section 16.01. Limitations on Lessor’s Liability. The term “Lessor” as used herein shall mean only the owner or owners at the time in question of the fee title of the Premises. In the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor’s obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor’s successors and assigns, only during their respective periods of ownership. For any breach of this Lease by Lessor, the liability of Lessor (including all persons and entities that comprise Lessor, and any successor Lessor) and any recourse by Lessee against Lessor shall be limited to the interest of Lessor, and Lessor’s successors in interest, in and to the Premises. On behalf of itself and all persons claiming by, through, or under Lessee, Lessee expressly waives and releases Lessor and each member, agent and employee of Lessor from any personal liability for breach of this Lease.

ARTICLE XVII

GENERAL PROVISIONS

Section 17.01. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

Section 17.02. Agreed Rate Interest on Past-Due Obligations. Except as expressly herein provided, any amount due to either party not paid when due shall bear interest at the Bank of America prime rate plus one percent (1%) (“Agreed Rate”). Payment of such interest shall not excuse or cure any default by Lessee under this Lease. Despite any other provision of this Lease, the total liability for interest payments shall not exceed the limits, if any, imposed by the usury laws of the State of California. Any interest paid in excess of those limits shall be refunded to the payor by application of the amount of excess interest paid against any sums outstanding in any order that payee requires. If the amount of excess interest paid exceeds the sums outstanding, the portion exceeding those sums shall be refunded in cash to the payor by the payee. To ascertain whether any interest payable exceeds the limits imposed, any nonprincipal payment (including late charges) shall be considered to the extent permitted by law to be an expense or a fee, premium, or penalty rather than interest.

Section 17.03. Time of Essence. Time is of the essence in the performance of all obligations under this Lease.

Section 17.04. Additional Rent. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be Additional Rent and Lessor shall have all the rights and remedies for the nonpayment of same as it would have for nonpayment of Base Rent, except that the one year requirement of Code of Civil Procedure Section 1161(2) shall apply only to scheduled installments of Base Rent and not to any Additional Rent. All references to “rent” (except specific references to either Base Rent or Additional Rent) shall mean Base Rent and Additional Rent.

Section 17.05. Incorporation of Prior Agreements, Amendments and Exhibits. This Lease (including Exhibits A, B, C, D, E, F, G, H, I, J, K and L) contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the Lessor nor any employees or agents of the Lessor has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the Lease Term except as otherwise specifically stated in this Lease. Neither party has been induced to enter into this Lease by, and neither party is relying on, any representation or warranty outside those expressly set forth in this Lease.

Section 17.06. Notices.

(a) Written Notice. Any notice required or permitted to be given hereunder shall be in writing and shall be given by a method described in paragraph (b) below and shall be addressed to Lessee or to Lessor at the addresses noted below, next to the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee, but delay or failure of delivery to such person shall not affect the validity of the delivery to Lessor or Lessee.

(b) Methods of Delivery:

(i) When personally delivered to the recipient, notice is effective on delivery. Delivery to the person apparently designated to receive deliveries at the subject address is personally delivered if made during business hours (e.g. receptionist).

(ii) When mailed by certified mail with return receipt requested, notice is effective on receipt if delivery is confirmed by a return receipt.

(iii) When delivery by overnight delivery Federal Express/Airborne/United Parcel Service/DHL Worldwide Express with charges prepaid or charged to the sender’s account, notice is effective on delivery if delivery is confirmed by the delivery service.

(c) Refused, Unclaimed or Undeliverable Notices. Any correctly addressed notice that is refused, unclaimed, or undeliverable because of an act or omission of the party to be notified shall be considered to be effective as of the first date that the notice was refused, unclaimed, or considered undeliverable by the postal authorities, messenger, or overnight delivery service.

Section 17.07. Waivers. No waiver of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach of the same or any other provisions. Any consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of consent to or approval of any subsequent act. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor’s knowledge of such preceding breach at the time of acceptance of such rent.

Section 17.08. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a “short form” memorandum of this Lease for recording purposes, provided that Lessee shall also simultaneously execute in recordable form and delivering to Lessor a Quit Claim Deed as to its leasehold and any other interest in the Premises and hereby authorizes Lessor to date and record the same only upon the expiration or sooner termination of this Lease.

Section 17.09. Surrender of Possession; Holding Over.

(a) At the expiration of the Lease, Lessee agrees to deliver up and surrender to Lessor possession of the Premises and all improvements thereon broom clean and, in as good order and condition as when possession was taken by Lessee, excepting only ordinary wear and tear (wear and tear which could have been avoided by first class maintenance practices and in accordance with industry standards shall not be deemed “ordinary”). Upon expiration or sooner termination of this Lease, Lessor may reenter the Premises and remove all persons and property therefrom. If Lessee shall fail to remove any personal property which it is entitled or obligated to remove from the Premises upon the expiration or sooner termination of this Lease, for any cause whatsoever, Lessor, at its option, may remove the same and store or dispose of them, and Lessee agrees to pay to Lessor on demand any and all expenses incurred in such removal and in making the Premises free from all dirt, litter, debris and obstruction, including all storage and insurance charges. If the Premises are not surrendered at the end of the Lease Term, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the Premises, including, without limitation, actual damages for lost rent and with respect to any claims of a successor occupant.

(b) If Lessee, with Lessor’s prior written consent, remains in possession of the Premises after expiration of the Lease Term and if Lessor and Lessee have not executed an express written agreement for payment of rent during such consented to holdover, then such occupancy shall be a tenancy from month to month at a monthly Base Rent equivalent to one hundred twenty-five percent (125%) for the first month and 150% thereafter of the monthly rental in effect immediately prior to such expiration, such payments to be made as herein provided for Base Rent. In the event of such holding over, all of the terms of this Lease, including the payment of Additional Rent and all charges owing hereunder other than rent shall remain in force and effect on said month to month basis.

Section 17.10. Cumulative Remedies. No remedy or election hereunder by Lessor shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity, provided that notice and cure periods set forth in Article XII are intended to extend and modify statutory notice provisions to the extent expressly stated in Section 12.01.

Section 17.11. Covenants and Conditions. Each provision of this Lease to be observed or performed by Lessee shall be deemed both a covenant and a condition.

Section 17.12. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Article XVI, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California and any legal or equitable action or proceeding brought with respect to the Lease or the Premises shall be brought in Santa Clara County, California.

Section 17.13. Lease to be Subordinate. Lessee agrees that this Lease is and shall be, at all times, subject and subordinate to the lien of any mortgage or other encumbrances which Lessor may create against the Premises including all renewals, replacements and extensions thereof provided, however, that regardless of any default under any such mortgage or encumbrance or any sale of the Premises under such mortgage, so long as Lessee timely performs all covenants and conditions of this Lease and continues to make all timely payments hereunder, this Lease and Lessee’s possession and rights hereunder shall not be disturbed by the mortgagee or anyone claiming under or through such mortgagee. Lessee shall execute any documents subordinating this Lease within ten (10) days after delivery of same by Lessor so long as the Lender agrees therein that this Lease will not be terminated if Lessee is not in default following a foreclosure, including, without limitation, any Subordination Non-Distribution and Attornment Agreement (“SNDA”) which is substantially in the form attached hereto as Exhibit “F.”

Section 17.14. Attorneys’ Fees. If either party herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to recover its reasonable attorney’s fees, expert witness fees and costs as fixed by the Court.

Section 17.15. Signs. Lessee shall not place any sign upon the exterior of the Building without Lessor’s prior written consent, which consent shall not be unreasonably withheld and subject to approval by the City of Redwood. Lessee, at its sole cost and expense, rafter obtaining Lessor’s prior written consent, shall install, maintain and remove prior to expiration of this Lease (or within ten (10) days after any earlier termination of this Lease) all signage in full compliance with (i) all applicable law, statutes, ordinances and regulations and (ii) all provisions of this Lease concerning alterations.

Section 17.16. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

Section 17.17. Guarantor. [Intentionally Omitted]

Section 17.18. Quiet Possession. Upon Lessee timely paying the rent for the Premises and timely observing and performing all of the covenants, conditions and provisions on Lessee’s part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire Lease Term, subject to all of the provisions of this Lease.

Section 17.19. Easements. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and conditions, covenants and restrictions, so long as such easements, rights, dedications, Maps and conditions, covenants and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned or other documents, and take such other actions, which are reasonably necessary or appropriate to accomplish such granting recordation and subordination of the Lease to same, upon request of Lessor, and failure to do so within ten (10) business days of a written request to do so shall constitute a material breach of this Lease.

Section 17.20. Authority. Each individual executing this Lease on behalf of a corporation, limited liability company or partnership represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of such entity in accordance with a duly adopted resolution of the governing group of the entity empowered to grant such authority, and that this Lease is binding upon said entity in accordance with its terms.

Section 17.21. Force Majeure Delays. In any case where either party hereto is required to do any act (other than the payment of money), delays caused by or resulting from Acts of God or Nature, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor or materials or equipment, government regulations, delay by government or regulatory agencies with respect to approval or permit process, unusually severe weather, or other causes beyond such party’s reasonable control the time during which act shall be completed, shall be deemed to be extended by the period of such delay, whether such time be designated by a fixed date, a fixed time or “a reasonable time.”

Section 17.22. Hazardous Materials.

(a) Definition of Hazardous Materials and Environmental Laws. “Hazardous Materials” means any (a) substance, product, waste or other material of any nature whatsoever which is or becomes listed regulated or addressed pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. sections 9601, et seq. (“CERCLA”); the Hazardous Materials Transportation Act (“HMTA”) 49 U.S.C. section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. section 6901, et seq. (“RCRA”); the Toxic Substances Control Act, 15 U.S.C. sections 2601, et seq. (“TSCA”); the Clean Water Act, 33 U.S.C. sections 1251, et seq.; the California Hazardous Waste Control Act, Health and Safety Code sections 25100, et seq.; the California Hazardous Substances Account Act, Health and Safety Code sections 26300, et seq.; the California Safe Drinking Water and Toxic Enforcement Act, Health and Safety Code sections 25249.5, et seq.; California Health and Safety Code sections 25280, et seq.; (Underground Storage of Hazardous Substances); the California Hazardous Waste Management Act, Health and Safety Code sections 25170.1, et seq.; California Health and Safety Code sections 25501. et seq. (Hazardous Materials Response Plans and Inventory); or the Porter-Cologne Water Quality Control Act, California Water Code sections 13000, et seq., all as amended, or any other federal, state or local statute, law, ordinance, resolution, code, rule, regulation, order or decree regulating, relating to or imposing liability (including, but not limited to, response, removal and remediation costs) or standards of conduct or performance concerning any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter may be in effect (collectively, “Environmental Laws”); (b) any substance, product, waste or other material of any nature whatsoever whose presence in and of itself may give rise to liability under any of the above statutes or under any statutory or common law theory based on negligence, trespass, intentional tort, nuisance, strict or absolute liability or under any reported decisions of a state or federal court, (c) petroleum or crude oil, including but not limited to petroleum and petroleum products contained within regularly operated motor vehicles and (d) asbestos.

(b) Lessor’s Representations and Disclosures. Lessor represents that it has provided Lessee with a description of the Hazardous Materials on or beneath the Property as of the date hereof, attached hereto as Exhibit I and incorporated herein by reference. Lessee acknowledges that in providing the attached Exhibit I, Lessor has satisfied its obligations of disclosure pursuant to California Health & Safety Code Section 25359.7 which requires:

“Any owner of nonresidential real property who knows, or has reasonable cause to believe, that any release of hazardous substances has come to be located on or beneath that real property shall, prior to the sale, lease or rental of the real property by that owner, give written notice of that condition to the buyer, lessee or renter of the real property.”

(c) Use of Hazardous Materials. Lessee shall not cause or permit any Hazardous Materials to be brought upon, kept or used in, on or about the Project by Lessee, its agents, employees, contractors, licensee, guests, visitors or invitees without the prior written consent of Lessor. Lessor shall not unreasonably withhold such consent so long as Lessee demonstrates to Lessor’s reasonable satisfaction that such Hazardous Materials are necessary or useful to Lessee’s business and will be used, kept and stored in a manner that complies with all applicable Environmental Laws. Lessee shall, at all times, use, keep, store, handle, transport, treat or dispose all such Hazardous Materials in or about the Property in compliance with all applicable Environmental Laws. Lessee shall remove all Hazardous Materials used or brought onto the Premises during the Lease Term from the Project prior to the expiration or earlier termination of the Lease.

(d) Lessee’s Environmental Indemnity. Lessee agrees to indemnify and hold Lessor harmless from any liabilities, losses, claims, damages, penalties, fines, attorney fees, expert fees, court costs, remediation costs, investigation costs, or other expenses resulting from or arising out of the use, storage, treatment, transportation, release, presence, generation, or disposal of Hazardous Materials on, from or about the Project, and/or subsurface or ground water, after the Commencement Date from an act or omission of Lessee (or Lessee’s successor), its agents, employees, invitees, vendors, contractors, guests or visitors.

(e) Lessee’s Obligation to Promptly Remediate. If the presence of Hazardous Materials on the Premises after the Commencement Date results from an act or omission of Lessee (or Lessee’s successors), its agents, employees, invitees, vendors, contractors, guests, or visitors results in contamination or deterioration of the Premises or Project or any water or soil beneath the Premises or Project, Lessee shall promptly take all action necessary or appropriate to investigate and remedy that contamination, at its sole cost and expense, provided that Lessor’s consent to such action shall first be obtained. Lessor’s consent shall not be unreasonably withheld. In no event shall Lessee be responsible for the remediation of Hazardous Materials identified in Exhibit I at the Project prior to Commencement Date.

(f) Notification. Lessor and Lessee each agree to promptly notify the other of any communication received from any governmental entity concerning Hazardous Materials or the violation of Environmental Laws that relate to the Property.

Section 17.23. Modifications Required by Lessor’s Lender. If any lender of Lessor requires a modification of this Lease that will not increase Lessee’s cost or expense or materially and adversely change Lessee’s rights and obligations, this Lease shall be so modified and Lessee shall execute whatever documents are required by such lender and deliver them to Lessor within ten (10) days after the request.

Section 17.24. Brokers. Lessor and Lessee each represents to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for the real estate brokers or agents identified on the signature page hereof (“Brokers”) and that they know of no other real estate broker or agent who is entitled to a commission or finder’s fee in connection with this Lease. Each party shall indemnify, protect, defend, and hold harmless the other party against all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including reasonable attorney fees) for any leasing commission, finder’s fee, or equivalent compensation alleged to be owning on account of the indemnifying party’s dealings with any real estate broker or agent other than the Brokers. The terms of this Section 17.24 shall survive the expiration or earlier termination of the Lease Term.

Section 17.25. [Intentionally Deleted]

Section 17.26. Acknowledgment of Notices. Lessor has provided and Lessee hereby acknowledges receipt of the Notices attached as Exhibits J and K hereto, concerning the presence of certain uses and operations of neighboring parcels of land.

Section 17.27. List of Exhibits.

Ref. Page
EXHIBIT A:	Real Property Legal Description, Site Plan, and Building Elevations

EXHIBIT B:	Plans and Specifications for Shell Building

EXHIBIT C:	Work Letter Agreement for Tenant Improvements and Interior Specification Standards

EXHIBIT D:	Cost Responsibilities of Lessor and Lessee

EXHIBIT E:	Memorandum of Commencement of Lease Term and Schedule of Base Rent

EXHIBIT F:	SNDA

EXHIBIT G:	Signage Exhibit

EXHIBIT H:	Guaranty of Lease [Intentionally Omitted]

EXHIBIT I:	Hazardous Materials Disclosure

EXHIBIT J:	Notice to Tenants

EXHIBIT K:	Notice to Tenants

EXHIBIT L:	Rules and Regulations

LESSOR AND LESSEE EACH HAS CAREFULLY READ AND HAS REVIEWED THIS LEASE AND BEEN ADVISED BY LEGAL COUNSEL OF ITS OWN CHOOSING AS TO EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOWS ITS INFORMED AND VOLUNTARY CONSENT THERETO. EACH PARTY HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS AND CONDITIONS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

Executed at San Jose, California, as of the reference date.

LESSOR: PACIFIC SHORES CENTER, LLC			ADDRESS:

		,	c/o Jay Paul Company
353 Sacramento Street, Suite 1740 San Francisco, California 94111

By:	/s/ Jay Paul
Jay Paul, President

With a copy to:

Thomas G. Perkins, Esq. 99 Almaden Blvd., 8th Floor San Jose, CA 95113 Telephone: 408-993-9911 Facsimile: 408-286.3312

LESSEE:		ADDRESS:

INFORMATICA CORP. a Delaware corporation

By:	/s/ Earl E. Fry
	Earl E. Fry	(Before Commencement Date)
(Type or print name)
Its:	Sr. VP & CFO	Pacific Shores Center Building 1
Redwood City, CA (After Commencement Date)

BROKER EXECUTION

By signing below, the indicated real estate broker or agent is not being made a party hereto, but is signifying its agreement with the provisions hereof concerning brokerage.

LESSOR’S BROKER:			ADDRESS:

Cornish & Carey Commercial		2804	Mission College Blvd., Suite 120 Santa Clara, California 95054

By:

	(Type or print name)
Its:	Executive Vice President

LESSEE’S BROKER:		ADDRESS:

BT Commercial		2445 Faber Place, Suite 250 Palo Alto, CA 94303-4226

By:	/s/ Stephen A.D. Bouret
Stephen A.D. Bouret
(Type or print name)
Its:	Managing Partner

EXHIBIT A

TO

PACIFIC SHORES CENTER LLC

LEASE

TO

INFORMATICA CORP.

FOR

Pacific Shores Center

Building 1

Redwood City, California

REAL PROPERTY LEGAL DESCRIPTION,

SITE PLAN AND BUILDING ELEVATIONS

(See Attached)

BUILDING 1 DESCRIPTION

Building 1 is planned to be a 4-story building, using steel-frame construction with glass-fiber-reinforced concrete (GFRC) exterior cladding, similar in style and quality to Buildings 2-10. The glazing system will consist of a curtain wall utilizing high-performance, insulated, tinted and spandrel glass, and will include clerestory windows at the upper level. Architectural features will include a view terrace overlooking the ball fields. Floor slabs will be designed to carry up to 100 pounds per square foot.

Bldg 1 Description	1

Exhibit “A” INFORMATICA BUILDING # 1

EXHIBIT B

TO

PACIFIC SHORES CENTER LLC

LEASE

TO

INFORMATICA CORP.

FOR

Pacific Shores Center

Building 1

Redwood City, California

SHELL BUILDING PLANS AND SPECIFICATIONS

(To be provided)

NOTE: Shell Building Plans and Specifications shall be consistent with schematic drawings prepared by DES and dated                      as Project No.

EXHIBIT C

TO

PACIFIC SHORES CENTER LLC

LEASE

TO

INFORMATICA CORP.

FOR

Pacific Shores Center

Building 1

Redwood City, California

WORK LETTER AGREEMENT FOR TENANT IMPROVEMENTS

AND INTERIOR SPECIFICATION STANDARDS

This agreement supplements the above referenced Lease executed concurrently herewith and is as follows:

1. Lessee shall devote such time as may be necessary to enable Lessor to complete and obtain by the respective dates specified in Section 2.04(d) of the Lease Lessee’s written approval, and approval by appropriate government authorities, of the final Working Drawings. The Working Drawings, as they may be modified or provided herein, shall be prepared by Lessor in accordance with the design specified by Lessee and reasonably approved by Lessor. Lessee shall be responsible for the suitability, for Lessee’s needs and business, of the design and function of all Tenant Improvements. All improvements to be constructed by Lessor as shown on the Working Drawings, standard or special, shall be defined as “Tenant Improvements.” All Tenant Improvements materials shall be of a quality equal to or greater than the quality of materials described on the Interior Specification Standards attached hereto as Schedule One.

2. Lessor shall cause General Contractor to complete the construction of the Tenant Improvements in a good and workmanlike manner and in substantial accordance with the Working Drawings. Lessor shall not, however, be responsible for procuring or installing in the Premises any trade fixtures, equipment, furniture, furnishings, telephone equipment or other personal property (“Personal Property”) to be used in the Premises by Lessee, and the cost of such Personal Property shall be paid by Lessee. Lessee shall conform to all Project standards in installing any Personal Property and shall be subject to any and all rules of the site during construction.

3. Payment for the Tenant Improvements shall be pursuant to Section 2.04(g) of the Lease.

4. Lessee shall, by signing the Working Drawings within the time set forth in Section 2.04 (d) of the Lease, give Lessor authorization to complete the Tenant Improvements in accordance with such Working Drawings. If Lessee shall request any change, addition or alteration in the approved Working Drawings, Lessor shall promptly give Lessee a written estimate of the cost of engineering and design services to prepare a change order (the “Change Order”) in accordance with such request and the time delay expected because of such request. If Lessee, in writing, approves such written estimate, Lessor shall have the Change Order prepared and Lessee shall concurrently reimburse Lessor for the cost thereof. Promptly upon the completion of such Change Order, Lessor shall notify Lessee in writing of the cost and delay which will be chargeable to Lessee by reason of such change, addition or deletion. Lessee shall within three (3) business days notify Lessor in writing whether it desires to proceed with such change, addition or deletion, and in the absence of such written authorization, the Change Order will be deemed canceled and Lessee shall be chargeable with any delay in the completion of the Premises resulting from the processing of such Change Order, including the three (3) business day approval period.

5. If the completion of the Tenant Improvements in the Premises is delayed (i) at the request of Lessee, (ii) by Lessee’s failure to comply with the foregoing provisions, (iii) by changes in the work ordered by Lessee or by extra work ordered by Lessee, or (iv) because Lessee chooses to have additional work performed by Lessor, then Lessee shall be responsible for all costs and any expenses occasioned by such delay including, without limitation, any costs and expenses attributable to increases in labor or materials; and there shall be no delay in the commencement of Lessee’s obligation to pay Rent because of Lessor’s failure to complete the Tenant Improvements on time and any such delay in completion shall constitute Lessee Delay for purposes of Section 3.01 (a) of the Lease.

Each person executing this Work Letter Agreement certifies that he or she is authorized to do so on behalf of and as the act of the entity indicated. Executed as of November 2, 2000, at Mountain View (Santa Clara County), California.

PACIFIC SHORES CENTER LLC		INFORMATICA CORP. a California corporation

By:		By:
Jay Paul
Its:	Manager		(Type or print name)
Its:

By:

(Type or print name)
Its:

SCHEDULE ONE

TO

EXHIBIT C

TO

PACIFIC SHORES CENTER LLC

LEASE

TO

INFORMATICA CORP.

FOR

Pacific Shores Center

Building

Redwood City, California

INTERIOR SPECIFICATION STANDARDS

ABBREVIATED BUILDING STANDARDS

For Pacific Shores

Note: The Tenant Improvements shall be Class “A” and their quality must be at a minimum, per the following standards:

GENERAL OFFICE

CUSTOM CABINETRY

SCOPE: All materials and labor for the construction and installation of Cabinetry and all related accessories per WIC Standards.

A.	Trade Standards: Woodworking Institute of California (WIC) latest edition Section 15 and 16 for plastic laminated casework and plastic laminated countertops. Color of plastic laminate to be selected by Architect

B.	All cabinetry to be constructed to “Custom-Grade” Specifications. Cabinetry to be flush overlay construction.

C.	Plastic Laminate: High Pressure thermoset laminated plastic surfacing material to equal or surpass NEMA LD3, Nevamar, WilsonArt or approved equal.

1.	Countertops, shelf-tops, splashes, and edges: Grade GP 50, 0.050 inches thick.

2.	All other exposed vertical surfaces: Grade GP 28, 0.028 inches thick

3.	Semi-exposed backing sheet: Grade CL 20, 0.020 inches thick

4.	Concealed backing sheet: Grade BK 20, 0.020 inches thick

D.	Adhesives: Bond surfaces to Type 11 as recommend by Plastic Laminate Manufacturer.

E.	Hinges: Heavy-duty concealed self-closing hinges. Amount of hinges per Door per WIC. Stanley or approved equal

F.	Door and Drawer Pulls: Wire-pull with 4-inch centers; Dull Chrome finish; Stanley 4483 or approved equal.

G.	Drawer slides: Heavy-duty grade with ball-bearings. Stanley, Klein, or approved equal

H.	Door Catches: Heavy-duty commercial friction type.

1.	Recessed Adjustable Shelf Standards: Aluminum or zinc-plated recessed type; Knape & Vogt with clips or approved equal.

J.	Base and Wall Cabinets including doors: 3/4-inch thick medium density particleboard:

1.	Conceal all fastenings.

2.	Provide clear spaces as required for mechanical and electrical fittings

3.	Plastic laminate and self-edge all shelves.

4.	Provide 3/4-inch thick doors and drawer faces.

5.	Unless indicated otherwise, all shelving to be adjustable.

6.	Provide back and ends on all cabinets.

7.	All exposed cabinet faces to be plastic-laminated.

K.	Countertops and Shelving: 3/4-inch thick medium density particleboard. Backsplash to be 3/4 inches thick, glued and screwed into top with scribed edges. Joints in countertop to be not closer than 24 inches from sinks. Joints shall be shop fitted, splined, glued and mechanically fastened.

L.	Installation of Cabinetry shall be per WIC instructions, Custom Grade.

WOOD DOORS

SCOPE:	All materials and labor necessary for the installation of Wood Doors, required accessories and preparations for hardware.

A.	Non-rated Wood Doors: 1-3/4 inch thick, flush, solid core, plain sliced Birch veneer with Birch edge. Cores may be either of the following: Glued block Hardwood Core per NWMA or Particleboard Core per NWMA. Manufacturer: Algoma, Weyerhaeuser, or approved equal.

B.	Fire-rated Wood Doors: 1-3/4 inch thick, flush, solid core, plain sliced Birch face veneer with Birch Edge with mineral core per rating. Manufacturer: Algoma, Weyerhaeuser, or approved equal. Doors shall have a permanent UL label.

C.	Vision Panels (where applies): Fire rated vision panel where required. Set in square metal stop to match metal doorstops as provided by doorframe manufacturer.

D.	Doors shall be 8’- 0” x 3’-0” leafs typical.

ALUMINUM DOOR AND WINDOW FRAMES

SCOPE:	All materials and labor necessary for the installation of Aluminum Door Frames.

A.	Frame Manufacturers: Raco, or Ragland Manufacturing Company, Inc.

B.	Door Frames: Non-rated and 20-minute label, Raco “Trimstyle” frame with Trim 700 (3/8 inch by 1-1/2 inch) with no exposed fasteners.

C.	Finish, Door and Window Frame Extrusions, Wall Trim:

1.	Painted and oven-cured with “Duralaq” finish.

2.	Color: Clear.

3.	Finish shall meet or exceed requirements of AAMA Specifications 603.

4.	Coat inside of frame profile with bituminous coating to a thickness of 1/16 inch where in contact with dissimilar materials.

DOOR HARDWARE

SCOPE: All materials and labor for the installation of all Door Hardware, locksets, closers, hinges, miscellaneous door hardware.

A.	Swinging Door Lockset and Cylinder: Schlage “L” series with lever handle with 6 pin cylinder.

B.	Keyway: Furnish blank keyways to match existing master-key system. Match existing keyways.

C.	Finishes: Satin Chrome, 626 finish. Paint closers to match.

D.	Kickplates: 16 gauge stainless steel; 10 inches high: width to equal door width less 2 inches.

HARDWARE SCHEDULE

Hardware Group A (Typical, rated, single door)
1	Lockset	Schlage	L9050PD
1-1/2 pair	Butt Hinges	Hager	BB1279
1	Closer	Norton	700 Series
1	Stop	Quality	(332 @ carpet)
1	Smoke Seal	Pemko

Hardware Group B (Typical, rated, closet/service door)
1	Lockset	Schlage	L9080PD
1-1/2 pair	Butt Hinges	Hager	BB1279
1	Closer	Norton	700 Series w/ hold-open
1	Stop	Quality	(332 @ carpet)
1	Smoke Seal	Pemko

Hardware Group C (Typical, non-rated door)
1	Lockset	Schlage	L9050PD
1-1/2 pair	Butt Hinges	Hager	BB1279
1	Stop	Quality	(332 @ carpet)

Hardware Group D (Typical, non-rated, closet/service door)
1	Lockset	Schlage	L9080PD
1-1/2 pair	Butt Hinges	Hager	BB1279
1	Stop	Quality	(332 @ carpet)

Hardware Group E (Card-access door)
1	Electric Lockset	Schlage	L9080PDGU
1-1/2 pair	Butt Hinges	Hager	BB1279 - NRP
(2 pr @ 8’ (door)
1	Electric Butt	Hager
1	Closer	Norton	700 Series w/ hold-open
1	Stop	Quality	(332 @ carpet)

Hardware Group F (Typical, double door)
1	Electric Lockset	Schlage	L9050PD
3 pair	Butt Hinges	Hager	BB1270
1	Auto Flush Bolt	Glyn Johnson	FB-8
1	Dustproof Strike	Glyn Johnson	DP2
2	Closer	Norton	7700 Series
2	Stop	Quality	(332 @ carpet)
1	Astragal	Pemko
1	Coordinator	Glyn Johnson
1	Smoke Seal	Pemko

GLAZING

SCOPE:	All materials and labor for the installation of Glass.

A.	Manufacturers: PPG Industries, or Viracon, Inc. See glazing schedule below.

B.	Shop prepares all glazing. Edges to have no chips or fissures.

C.	Glazing Materials:

1.	Safety Glass: ASTM C1048, fully tempered with horizontal tempering, Condition A uncoated, Type 1 transparent flat, Class 1 clear, Quality q3 glazing select, conforming to ANSI Z97.1

2.	Mirror Glass: Clear float type with copper and silver coating, organic overcoating, square polished edges, 1/4-inch thick,

3.	Wire Glass: Clear, polished both sides, square wire mesh of woven stainless steel wire 1/2 inch x 1/2 inch grid; 1/4 inch thick.

4.	Tempered Glass: 1/4 inch thick, no tong marks. UL rated for 1 -hour rating.

5.	Spacers: Neoprene.

6.	Tape to be poly-iso-butylene.

D.	Schedule:

1.	Type A: 1/4-inch thick mirror, annealed, heat strengthened, or full tempered as required.

2.	Type B: 1/4 inch thick clear float glass, annealed, heat strengthened, or full tempered as required.

3.	Type C: 1/4-inch thick wire glass plate, square pattern “Baroque”

LIGHT GAUGE METAL FRAMING

SCOPE:	All materials and labor necessary for the installation of metal framing and related accessories.

A.	Structural Studs: 14 gauge punched channel studs with knurled screw-type flanges, prime-coated steel. Manufacturer: United States Gypsum SJ or approved equal. Submit cut-sheet of material.

B.	Partition Studs: 20 gauge studs with key-hole shaped punch-outs at 24 inches on center. Manufacturer: United States Gypsum ST or approved equal.

C.	Fasteners for Structural Studs: Metal screws as recommended by metal system manufacturer. Weld at all structural connection points.

D.	Reinforce framed door and window openings with double studs at each jamb (flange-to-flange and weld) and fasten to runners with screws and weld. Reinforce head with 14 gauge double stud same width as wall. Screw and weld.

E.	Provide all accessories as required to fasten metal-framing per manufacturers recommendations.

F.	Provide and install flat-strapping at all structural walls (walls with concrete footings beneath the walls). Minimum bracing shall be 25 % of structural walls shall be braced with flat-strapping per Manufacturers recommendations. Weld at all strap ends and at all intermediate studs.

G.	Provide foundation clips at 4’-0” on center at structural walls. Anchor with 1/2 inch diameter by 10 inch long anchor bolts.

H.	Non-structural interior partitions shall be anchored with power-driven fasteners at 4’-0” on center at the concrete slab.

ACOUSTIC CEILING SYSTEM

SCOPE:	All materials and labor for the installation of the Acoustic Ceiling System including T-Bar system, Acoustic Ceiling Panels, Suspension wiring and fastening devices and Glued-down Ceiling Panels.

A.	Manufacturer: Armstrong, or approved equal. Exposed T-bar system; factory painted; steel construction; rated for intermediate duty.

D.	Acoustical Tile: “Second Look”, conforming to the following:

1.	Size: 24 x 48 inches.

2.	Thickness: 3/4 inches.

3.	Composition: Mineral.

4.	NRC Range: .55 to .60.

5.	STC Range: 35 to 39.

6.	Flame Spread: ASTME84,0-25. UL Label, 25 or under.

7.	Edge: Tegular, Lay-in.

8.	Surface Color: White.

9.	Surface Finish: Factory-applied washable vinyl latex paint.

G.	Installation to be per ASTM C636 structural testing. Lateral support for each 96 square feet of ceiling flared at 45 degrees in 4 directions.

H.	Provide clips for panel uplift restraints at all panels, 2 per panel.

GYPSUM WALLBOARD

SCOPE:	Provide all materials and labor for the installation of Gypsum Wallboard including all accessories and finishes.

A.	Standard Gypsum Wallboard: ASTM C36;. Ends square cut, tapered edges.

B.	Fire Resistant Gypsum Wallboard: ASTM C36, 5/8 inches thick Type X. Ends square cut, tapered edges. See Drawings for locations.

C.	Moisture-resistant gypsum wallboard: ASTM C630-90.

D.	Joint-reinforcing Tape and Joint Compound: ASTM C475, as manufactured by or recommended by wallboard manufacturer. Minimum 3 coat application for a smooth finish.

E.	Corner Bead: Provide at all exposed outside corners;

F.	L-shaped edge trim: Provide at all exposed intersections with different materials.

G.	All work shall be done in accordance with the USG recommended method of installation.

1.	Finish: smooth.

PAINTING

A.	Paint Manufacturers: ICI, Dunn-Edwards Corporation, Kelly Moore.

B.	Paint colors shall be selected by the Architect.

C.	Painting Schedule: Provide for 4 different color applications

1.	P-1: “Field”. Color to be selected.

2.	P-2: “Accent”. Color to be selected.

3.	P-3: “Accent”. Color to be selected.

4.	P-4: “Accent”. Color to be selected.

D.	Interior Gypsum Wallboard:

1.	Primer: Vinyl Wall Primer/Sealer.
2.	1 stand 2nd Coat: Eggshell Acrylic Latex.

E.	Metal Framing:

1.	Primer: Red Oxide, shop-primed (for non-galvanized) if exposed.

F.	Wood Work, Wood Doors:

1.	Two coats of transparent finish. Sand lightly between coats with steel wool.

INSULATION

A.	R-15 in exterior walls.

B.	R-25 on Roof.

C.	Sound batts in conference, restroom and lobby walls.

ROOF EQUIPMENT

A.	Stainless steel mechanical platform and associated access stairs and guard rail system.

B.	EIFS roof screen to match detail of exterior GFRC Panel.

FULL HEIGHT GLAZED PARTITION

A.	1/4” glazed partition, in building standard aluminum frame

FINISHES

A.	Vinyl Composite Tile: Armstrong stonetex, 12” x 12”

B.	Resilient Base: Burke rubber wall base, 4” top set or cove, as appropriate for VCT or carpet.

C.	Window Coverings: Miniblinds, Levelor, color: TBD

D.	Carpet:

Option 1:	Designweave, Windswept Classic 30 oz. (Direct glue installation) or equal

Option 2: (cut pile) Upgrade	Designweave, Tempest Classic 32 oz. (Direct glue installation) or equal.

Option 3: (cut pile) Upgrade	Designweave, Sabre Classic, 38 oz. (Direct glue installation) or equal.

KITCHEN FIXTURES

A.	Sink: Ekkay stainless steel, GECR-2521-L&R, 20 gauge, 25”w x 21 1/4” D x 5 3/8” D, ADA compliant.

B.	Kitchen Faucet: American Standard, Silhouette Single control, #4205 series, spout 9 3/4”.

KITCHEN APPLIANCES

A.	Dishwasher:

Option 1:	GE GSD463DZWW, 24’W x 24 3/4” D x 34-35” H, 9 gallons/wash
Option 2:	Bosch, SHU5300 series, 5.4 gallons/wash-with water heater

B.	Refrigerator:

Full Size:	GE, “S” series top-mount, TBX16SYZ, 16.4 cubic feet, recessed, recessed handles, 28” W x 29 1/8” D x 66 3/4” H, white, optional factory installed ice-maker.

Under-counter:

Option 1:	U-Line, #29R, 3.5 cubic feet, white
Option 2:	U-Line, Combo 29FF, Frost Free with factory installed icemaker, 2.1 cubic feet, white

C.	Microwave: GE, Spacemaker II JEM25WY, Midsize, 9 cubic feet, 800 watts,
23 13/16” W x 11 13/16”D x 12 5/16” H

Option 1:	Under counter Mounting Kit, #4AD19-4
Option 2:	Accessory Trim Kit # JXB37WN, 26 1/8” W X 18 1/4” H (built-in application)

D.	Garbage Disposal: ISE #77, 3/4” horsepower

E.	Water Heater: To be selected by DES.

PUBLIC SPACES

FRONT BUILDING LOBBY

Walk Off Matts:	Design Materials, Sisel, Calcetta #68. Natural, 100% coir

Floor Tile:	3/8” x 18” x 18” Stone or Marble set in mortar bed in recessed slab as approved by Owner

Transition Strips:	5/16” x 1 1/2” x random length strips, cherry wood flooring

Corridor Carpeting:	Carpet over pad, Atlas, New Vista or as approved by Owner

Lobby Ceiling:	Suspended gypsum board ceiling, Painted

Building Lobby: Pendant Fixture	Akarl shades hanging #J1-9 3/4” x 5’-2” or equal as approved by owner.

Stairs & Mezzanine Railing:	P & P Railing, Modesto with custom cherry guard rail Rep: Oliver Capp (805) 241-8810. Hand and guard railing P & P Railings, Modesto stainless steel railing with horizontal spirals and custom cherry guard rail cap by others, fittings dark gray metallic or equal as approved by Owner.

BACK BUILDING LOBBY & EMERGENCY STAIRS

Walk Off Matts:	Design Materials, Sisal, Calcutta #68, Natural, 100% coir.

Treads & Landings:	Carpet covered concrete, as approved by Owner

Stringers, Risers & Handrails	Painted steel stringer, eggshell finish enamel.

Ceiling:	Suspended gypsum board ceiling.

ELEVATORS

Cars:	(1) 3800 lb, (1) 3500 lb 150 ft/min by Otis

Elevator Doors:	Stainless Steel

Elevator Interior Paneling:	Cherry veneer with stainless steel reveals and railing

Elevator Floor:	Slate 3/8” x 18” x 18” tile as approved by Owner.

RESTROOMS

Counter tops:	Stone/marble or equal as approved by Owner

Walls at Lavatories:	Eggshell finish, latex paint, Benjamin Moore

Floor at Toilets:	2” x 2” matte porcelain ceramic floor tiles, thin set, Dal-tile.

Walls at Toilets:	2” x 2” matte porcelain ceramic floor tiles, thin set, Dal-tile.

Ceiling:	Suspended gypsum board ceiling.

Toilet compartments:

A.	Manufactured floor-anchored metal toilet compartments and wall-hung urinal screens.

B.	Approved Manufacturer, Global Steel Products Corp, or approved equal.

C.	Toilet Partitions: Stainless Steel finish.

D.	Hardware: Hinges: Manufacturer’s standard self-closing type that can be adjusted to hold door open at any angle up to 90 degrees. Latch and Keeper: Surface-mounted latch unit, designed for emergency access, with combination rubber-faced door strike and keeper. Coat Hook: Combination hook and rubber-tipped bumper. Door Pull: Manufacturer’s standard.

Ceramic Tile

A.	Manufacturer: Dal-Tile or approved equal.

B.	Size: 4-1/4” x 4-1/4” for walls, 8 x 8 for floors, 3/4” liner strip as accent.

C.	Glaze: Satin glaze for walls, unglazed tile for floors.

D.	Color: As selected by Architect.

E.	Accessories: Base, corners, coved cap and glazed to match

F.	Wall and floor installation: per applicable TCA

G.	Waterproof Membrane: Chloraloy or approved equal.

H.	Tile Backer Board: 1/2 inch thick wonderboard

I.	Grout: Commercial Portland Cement Grout; Custom Building Products or approved equal

J.	Mortar: Latex-Portland cement mortar; Custom Building Products or approved equal.

RESTROOM:

Toilet:	Kohler/American Standard, commercial quality.

Urinal:	Kohler/American Standard, commercial quality.

Lavatory:	Kohler/American Standard, undercounter.

Lavatory Faucet:	Kroin handicap lavatory faucet #HV1LH, polished chrome.

Soap Dispenser Counter:	Bobrick, 8226, Lavatory mounted for soaps, 34 fl oz.

Toilet accessories:

A.	Manufacturer: Bobrick Washroom Equipment, or approved equal.

B.	Schedule: Model numbers used in this schedule are Bobrick (134) unless otherwise noted.

C.	Combination Paper Towel Dispenser/Waste Receptacle: Recessed, Model B-3944, one per restroom #7151 and 7152, and two per restroom #7050 and 7061.

D.	Feminine Napkin Vendor: Recessed, combination napkin/tampon vendor, Model B-3500, with 25 cent operation, one per each women’s toilet room.

E.	Soap Dispenser: Lavatory mounted dispenser, Model B-822, one per each lavatory.

F.	Toilet Paper Dispenser: Surface-mounted, Model JRT, JR Escort, “In-Sight” by Scott Paper Company, one per stall.

G.	Toilet Seat Cover Dispenser: Recessed, wall-mounted, Model B-301, one per stall.

H.	Sanitary Napkin Disposal: Recessed, wall-mounted, Model B-353, one per each women’s handicapped and odd stall.

I.	Sanitary Napkin Disposal: Partition-mounted, Model B-354 (serves two stalls).

J.	Grab Bars: Horizontal 36”, B6206-36: 42”, B62-6-42: one per each handicapped stall.

K.	Mop/Broom Holders: B223-24 (one per janitor closet).

L.	Paper Towel Dispensers: Recessed mounted, Model B-359, one at side wall adjacent to sink.

TENANT CORRIDORS

Walls:	Eggshell finish, latex paint, Benjamin Moore.

Floors:	Level loop carpet over pad with 4” resilient base as approved by Owner.

Ceiling:	24” x 24” x 3/4” thick fine fissured type mineral fiber, Armstrong Cirus acoustical tile (beveled regular edge) in a 24” x 24” Donn Fineline suspended grid, white finish.

Water Fountain:	Haws Model #1114 Stainless Steel #4.

Cross Corridor Smoke Detector:	3’-6” x full height, 20 minute rated, pocket assembly, on magnetic hold opens.

Corridor Wall Sconce	Carpyen “Berta” 35 cm x 33 cm, engraved curved opaque glass, 2 x 7-9W, #G-23 or equal as approved by owner

ELECTRICAL

A.	50 foot candles at working surface.

B.	3 Bulb 2x4 parbolic fixtures

C.	½ 20 Amp circuit for each hard wall office

D.	Electrical Devices: Recessed wall mounted devices with plastic cover plate. Color: white, multi-gang plate 80400 Series duplex wall outlets.

E.	Telephone/Data Outlets: Recessed wall mounted, Standard 2x4 wall box with 3/4” EMT conduit from box to sub out above ceiling walls pull string, cabling, terminations and cover-plates, color: white, provided by tenant’s vendor. Tenant shall furnish telephone backboard.

F.	Light Switches: Dual level rocker type, mounted at standard locations, with plastic cover plate, 5325-W cover plate single switch B0401-W, double switch B0409-W Decors by Leviton, colors: white, and will comply with Title 24 Energy Codes. Decors by Leviton.

MECHANICAL

A.	VAV Reheat system – design/build. Each floor to have a minimum of thirty zones. Provide reheat boxes on all zones on top floor and at all exterior zones on lower floor. System shall meet T-24 for ventilation. Design shall be for 73 deg. Ambient interior temperature and 2 1/2 watts per sq. ft. min.

FIRE SPRINKLER SYSTEM

As required by NFPA & factory mutual standard hazard, seismically braced.

END

EXHIBIT D

TO

PACIFIC SHORES CENTER LLC

LEASE

TO

IFORMATICA CORP.

FOR

Pacific Shores Center

Building 1

Redwood City, California

COST RESPONSIBILITIES OF LESSOR AND LESSEE

FOR SHELL TENANT IMPROVEMENTS

A. Lessor is responsible for the construction of the building shell improvements which shall include the following items:

Soils Engineer

Civil Engineer

Architectural and Structural Engineer

Landscaping

Empty Electrical Conduits will be provided from the street to the future electrical room for a 2500 Amp. Service 277/480 volt service capability for each building . The electrical conduits will be stubbed up above the floor level.

Lessor to provide two vertical risers for fire sprinklers.

Testing and Inspection for the shell.

Building Permits for the Shell and exterior Premises.

Utility Connection Fee (Fire Protection).

Area Fees

Construction Insurance

Construction Interest

Construction Taxes

Land Interest (if any)

Temporary Facilities

All site work to include:

Site clearing and grading

Excavating/Fill

Soil compaction

Site drainage

Site utilities

Paving

Curbs and gutters

Sidewalks

Parking lot lights

Curb painting and parking lot striping and markings as required by the City.

Fences, to include special enclosures for trash

Irrigation System

Lawns and planting

Building Shells to include:

Concrete Formwork

Concrete Reinforcement (if used)

Cast in pace concrete (if used)

Metal decking (if used)

Metal framing (if used)

Rough carpentry as related to shell

Millworks as related to Shell

Glue-Lam structure (if used)

Building roof installation

Roofing tiles

Flashing

Drainage Systems for Roof

Roof Pitch Pans

Caulking/Sealants

Exterior Metal Door/Frames related to the Shell

Wood or Glass Doors as designated as related to the Exterior Shell

Overhead Doors

Anodized Aluminum Windows

Finish Hardware as related to the Shell Doors

Glass Glazing as specific on plans

Storefront if desired

Gutters over front and rear entrances

Exterior Loading Docks as specific on plans

Water Supply, stubbed to the ground floor (first floor of each Building only)

Roof drainage

Gas piping to face of building at First Floor

Telephone and computer conduits between Buildings

All Government fees applying to the exterior premises and shell.

B. The following shall be considered interior improvements costs and shall be the responsibility of the Lessee subject to the tenant improvement allowance as provided in the Lease:

HVAC units

Ducting controls

Air Tempering Systems

Elevators and elevator pits (Otis Elevator Lessor Specs)

Mechanical platforms, screens and associated roof accessories

Stairs

Electrical service (Lessor to provide exterior conduits)

EXHIBIT E

TO

PACIFIC SHORES CENTER LLC

LEASE

TO

INFORMATICA CORP.

FOR

Pacific Shores Center

Building 1

Redwood City, California

MEMORANDUM

OF

COMMENCEMENT OF LEASE TERM

Pursuant to Article III, Section 3.01, paragraph (a) of the above-referenced Lease, the parties to said Lease agree to the following:

1.	The Commencement Date of the Lease is July 15, 2001 and the Lease Term commenced on said date, provided that if a temporary certificate of occupancy is not issued by July 15, 2001 due solely to a failure of any Building Shell item(s) to be completed (and not due to a failure of any Tenant Improvement item(s) to be completed), the Commencement Date shall be delayed to the date of completion of such Building Shell item(s). The Expiration Date for the initial Lease Term is July 14, 2013.

2.	The date for commencement of rent for the Building is July 15, 2001, provided that if a temporary certificate of occupancy is not issued by July 15, 2001 due solely to a failure of any Building Shell item(s) to be completed (and not due to a failure of any Tenant Improvement item(s) to be completed), the date for commencement of rent shall be delayed to the date of completion of such Building Shell item(s).

3.	Attached hereto as a part hereof is a true and correct schedule of Base Rent.

4.	The total Rentable Area of the Building is one hundred forty-nine thousand one hundred twenty-five (149,125) rentable square feet.

SIGNATURE PAGE TO FOLLOW

Each person executing this Memorandum certifies that he or she is authorized to do so on behalf of and as the act of the entity indicated. Executed as of June 21st, 2001, at Redwood City (San Mateo County), California.

PACIFIC SHORES DEVELOPMENT, LLC a Delaware limited liability company			INFORMATICA CORP. a California corporation

By:	Technology Land, LLC		By:	/s/ James F. Healey
Its:	Operating Member			James F. Healey
	By:			(Type or print name)
		Jay Paul	Its:	VP, CIO
	Its:	Sole Member

			By:	/s/ Earl E. Fry
Earl E. Fry
(Type or print name)
			Its:	Sr VP & CFO

SCHEDULE TO EXHIBIT E

PACIFIC SHORES CENTER, REDWOOD CITY, CA

MEMORANDUM AND COMMENCEMENT OF RENT

TERM AND SCHEDULE OF BASE RENT

Building 1

Beginning	Rental Rate	Sq. Ft.	Monthly	Annually
7/15/01	$3.50	149,125	$521,937.50	$6,263,250.00
8/1/02	$3.62	149,125	$540,205.31	$6,482,463.72
8/1/03	$3.75	149,125	$559,112.50	$6,709,350.00
8/1/04	$3.88	149,125	$578,681.44	$6,944,177.28
8/1/05	$4.02	149,125	$598,935.29	$7,187,223.48
8/1/06	$4.16	149,125	$619,898.02	$7,438,776.24
8/1/07	$4.30	149,125	$641,594.45	$7,699,133.40
8/1/08	$4.45	149,125	$664,050.26	$7,968,603.12
8/1/09	$4.61	149,125	$687,292.02	$8,247,504.24
8/1/10	$4.77	149,125	$711,347.24	$8,536,166.88
8/1/11	$4.94	149,125	$736,244.39	$8,834,932.68
8/1/12	$5.11	149,125	$762,012.94	$9,144,155.28

EXHIBIT F

TO

PACIFIC SHORES CENTER LLC

LEASE

TO

INFORMATICA CORP.

FOR

Pacific Shores Center

Building 1

Redwood City, California

SNDA

(See Construction and Permanent SNDA Samples Attached)

RECORDING REQUESTED AND WHEN RECORDED RETURN TO:	CONSTRUCTION SNDA

KEYBANK NATIONAL ASSOCIATION

Real Estate Division

Mailcode WA-31-10-5285

700 Fifth Avenue, 52nd Floor

Seattle, WA 98104-5099

Attn:

Loan No.

SUBORDINATION, ACKNOWLEDGMENT OF LEASE ASSIGNMENT,

NONDISTURBANCE AND ATTORNMENT AGREEMENT

AND ESTOPPEL CERTIFICATE

(Lease to Deed of Trust)

NOTICE:	THIS SUBORDINATION AGREEMENT RESULTS IN YOUR LEASE BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF THE DEED OF TRUST (DEFINED BELOW).

THIS AGREEMENT AND CERTIFICATE is made this              day of                 , 1990, between KEYBANK NATIONAL ASSOCIATION, a national banking association (“Lender”) and                     , a                      (“Tenant”).

Recitals

A.                                  (“Landlord”), is the owner of real property (“Property”) located in                  County, California, and legally described on Exhibit A.

B. Tenant is a tenant of a portion of the Property (“Premises”) under a lease (“Lease”) with Landlord dated                             .

C. Lender has agreed to make a loan (“Loan”) to Landlord. In connection therewith, Landlord has executed or proposes to execute, a Construction Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing (“Deed of Trust”) encumbering the Property and securing, among other things, a promissory note (“Note”) in the principal sum of                          DOLLARS ($                    ), of even date herewith, in favor of Lender, which Note is payable with interest and upon the terms described therein. The Deed of Trust is to be recorded concurrently herewith.

D. The Deed of Trust constitutes a present assignment to Lender of all right, title, and interest of Landlord under the Lease.

E. Lender’s agreement to make the Loan is conditioned on Tenant’s specific and unconditional subordination of the Lease to the lien of the Deed of Trust such that the Deed of Trust at all times remains a lien on the Property, prior and superior to all the rights of Lessee under the Lease, and Tenant’s agreement to attorn to Lender if Lender obtains possession of the Property by foreclosure or deed in lieu of foreclosure. Tenant is willing to do so in consideration of the benefits to Tenant from the Loan and the Lease and Lender’s agreement not to disturb Tenant’s possession of the Premises under the Lease.

NOW, THEREFORE, Lender and Tenant agree as provided below.

1. Subordination. Tenant hereby intentionally and unconditionally subordinates the Lease and all of Lessee’s right, title and interest thereunder and in and to the Property to the lien of the Deed of Trust and all of Lender’s rights thereunder, including any and all renewals, modifications and extensions thereof and agrees that the Deed of Trust and any and all renewals, modifications and extensions thereof shall unconditionally be and at all times remain a lien on the Property prior and superior to the Lease. Without limiting the generality of the foregoing, such subordination shall include all rights of Tenant in connection with any insurance or condemnation proceeds with respect to the Premises or Property.

2. Acknowledgment. Tenant understands that Lender would not make the Loan, without this Agreement and the subordination of the Lease to the lien of the Deed of Trust as set forth herein and that in reliance upon, and in consideration of, this subordination, specific loans and advances are being and will be made by Lender and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for reliance upon this subordination. This Agreement is and shall be the sole and only agreement with regard to the subordination of the Lease to the lien of the Deed of Trust and shall supersede and cancel, but only insofar as would affect the priority between the Deed of Trust and the Lease, any prior agreement as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which provide for the subordination of the Lease to a deed or deeds of trust or to a mortgage or mortgages.

3. Use of Proceeds. Lender, in making disbursements pursuant to the Note, the Deed of Trust or any loan agreement with respect to the Property, is under no obligation or duly to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat this agreement to subordinate in whole or in part.

4. Nondisturbance. Lender agrees that Tenant’s possession of the Premises shall not be disturbed by Lender during the term of the Lease, and Lender shall not join Tenant in any action or proceeding for the purpose of terminating the Lease, except upon the occurrence of a default by Tenant under the Lease and the continuance of such default beyond any cure period given to Tenant under the Lease.

5. Attornment. If Lender obtains possession of the Property by foreclosure or deed in lieu of foreclosure, Tenant shall attorn to Lender, be bound to Lender in accordance with all of the provisions of the Lease for the balance of the term thereof, and recognize Lender as the landlord under the Lease for the unexpired term of the Lease. Such attornment shall be effective without Lender being (i) subject to any offsets or defenses, or otherwise liable, for any prior act or omission of Landlord, (ii) bound by any amendment, modification, or waiver of any of the provisions of the Lease, or by any separate agreement between Landlord and Tenant relating to the Premises or Property, unless any such action was taken with the prior written consent of Lender, (iii) liable for the return of any security or other deposit unless the deposit has been paid to Lender, (iv) bound by any payment of rent or other monthly payment under the Lease made by Tenant more than one (1) month in advance of the due date, or (v) bound by any option, right of first refusal, or similar right of Tenant to lease any portion of the Property (other than the Premises) or to purchase all or any portion of the Property. Lender’s obligations as landlord under the Lease after obtaining possession of the Property by foreclosure or deed in lieu of foreclosure shall terminate upon Lender’s subsequent transfer of its interest in the Property.

6. Termination of Lease. Notwithstanding any other provision of this Agreement, in the event Lender obtains ownership of the Property by foreclosure or deed in lieu of foreclosure and the Lease requires the landlord to construct any improvements on the Premises or Property, the Lease shall terminate unless (i) Lender delivers written notice to Tenant expressly assuming such obligation within ten (10) days after the foreclosure sale or acceptance of the deed in lieu of foreclosure, or (ii) Tenant waives such obligation by delivery of written notice to Lender within ten (10) days after receiving notice of the foreclosure or deed in lieu of foreclosure.

7. Covenants of Tenant. Tenant covenants and agrees with Lender as follows:

(a) Tenant shall pay to Lender all rent and other payments otherwise payable to Landlord under the Lease upon written demand from Lender. The consent and approval of Landlord to this Agreement shall constitute an express authorization for Tenant to make such payments to Lender and __ release and discharge of all liability of Tenant to Landlord for any such payments made to Lender.

(b) Tenant shall enter into no material amendment or modification of any of the provisions of the Lease without Lender’s prior written consent.

(c) Tenant shall not subordinate its rights under the Lease to any other mortgage, deed of trust, or other security instrument without the prior written consent of Lender.

(d) In the event the Lease is rejected or deemed rejected in any bankruptcy proceeding with respect to Landlord, Tenant shall not exercise its option to treat the Lease as terminated under 11 U.S.C. § 365(h), as amended.

(e) Tenant shall not accept any waiver or release of Tenant’s obligations under the Lease by Landlord, or any termination of the Lease by Landlord, without Lender’s prior written consent.

(f) Tenant shall promptly deliver written notice to Lender of any default by Landlord under the Lease. Lender shall have the right to cure such default within thirty (30) days after the receipt of such notice. Tenant further agrees not to invoke any of its remedies under the Lease until the thirty (30) days have elapsed, or during any period that Lender is proceeding to cure the default with due diligence, or is attempting to obtain the right to enter the Premises and cure the default.

8. Effect of Assignment. Notwithstanding that Landlord has made a present assignment of all of its rights under the Lease to Lender, Lender shall not be liable for any of the obligations of Landlord to Tenant under the Lease until Landlord has obtained possession of the Property by foreclosure or deed in lieu of foreclosure, and then only to the extent provided in paragraph 3 above.

9. Estoppel Certifications. Tenant hereby certifies and represents to Lender as provided below.

(a) The Lease constitutes the entire agreement between Landlord and Tenant relating to the Premises and the Property.

(b) The Lease is in full force and effect, and has not been amended, modified, or assigned by Tenant, either orally or in writing.

(c) No payments to become due under the Lease have been paid more than one (1) month in advance of the due date.

(d) Tenant has no present claim, offset or defense under the Lease, and Tenant has no knowledge of any uncured breach or default by Landlord or Tenant under the Lease or of any event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the lease.

(e) Tenant has no knowledge of any prior sale, transfer, assignment, hypothecation or pledge of Landlord’s interest under the Lease or of the rents due under the Lease.

(f) Except as otherwise provided in the Lease, Tenant has made no agreements with Landlord concerning free rent, partial rent, rebate of rental payments, setoff, or any other type of rental concession.

10. Costs and Attorneys’ Fees. In the event of any claim or dispute arising out of this Agreement, the party that substantially prevails shall be awarded, in addition to all other relief, all attorneys’ fees and other costs and expenses incurred in connection with such claim or dispute; including without limitation those fees, costs, and expenses incurred before or after suit, and in any arbitration, and any appeal, any proceedings under any present or future bankruptcy act or state receivership, and any post-judgment proceedings.

11. Notices. All notices to be given under this Agreement shall be in writing and personally delivered or mailed, postage prepaid, certified or registered mail, return receipt requested, to Lender at the address indicated on the first page of this Agreement, and to Tenant at its address indicated below. All notices which are mailed shall be deemed given three (3) days after the postmark thereof. Either party may change their address by delivery of written notice to the other party.

12. Miscellaneous. This agreement may not be modified except in writing and executed by the parties hereto or their successors in interest. This agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns. As used herein. “Landlord” shall include Landlord’s predecessors and successors in interest under the Lease, and “Landlord” shall include any purchaser of the Property at any foreclosure sale. All rights of Leader herein to collect rents on behalf of Landlord under the Lease are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Landlord or others. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, such provision shall be considered severed from the rest of this Agreement and the remaining provisions shall continue in full force and effect as if such provision had not been included. This Agreement shall be governed by the laws of the State of California. This Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same original.

DATED this              day of                         , 1999.

NOTICE:

THIS SUBORDINATION AGREEMENT RESULTS IN YOUR LEASE BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF THE DEED OF TRUST (DEFINED ABOVE).

IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT HERETO.

“LENDER”

KEY BANK NATIONAL ASSOCIATION, a National banking association

By:
Its

“TENANT”

a

By:
Its
Address;

CONSENTED AND AGREED TO:

“LANDLORD”

a

By:
Its

ALL SIGNATURES MUST BE ACKNOWLEDGED

STATE OF CALIFORNIA	)

	)	ss.

COUNTY OF ___________	)

On                     , 1999, before me,                                          the undersigned, a notary public in and for said state, personally appeared                                                      , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public

EXHIBIT A

TO

SUBORDINATION, NONDISTURBANCE AND

ATTORNMENT AGREEMENT AND ESTOPPEL CERTIFICATE

Legal Description

The Property is located in                      County, California and is legally described as follows:

PERMANENT

      SNDA

SUBORDINATION, NON-DISTURBANCE

AND ATTORNMENT AGREEMENT

THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this “Agreement”) made as of the [    ] day of [        ], 1997, by and among Nomura Asset Capital Corporation (“Lender”),                      (“Tenant”) and (“Landlord”).

WITNESSETH:

WHEREAS, Lender has agreed to make a loan (the “Loan”) of up to [                    ] to Landlord;

WHEREAS, the Loan will be evidenced by a deed of trust note (die “Note”) of even date herewith made by Landlord to order of Lender and will be secured by. among other things, a deed of trust, assignment of leases and rents and security agreement (the “Deed of Trust”) of even date herewith made by Landlord to Lender covering the land (the “Land”) described on Exhibit A attached hereto and all improvements (the “Improvements”) now or hereafter located on the land (the Land and the Improvements hereinafter collectively referred to as the “Property”); and

WHEREAS, by a lease dated as of [                    ] (which lease, as the same may have been amended and supplemented, is hereinafter called the “Lease”), Landlord leased to Tenant approximately [            ] square feet of space located in the Improvements (the “Premises”); and

WHEREAS, the parties hereto desire to make the Lease subject and subordinate to the Deed of Trust.

NOW, THEREFORE, the parties hereto, in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

1. The Lease, as the same may hereafter be modified, amended or extended, and all of Tenant’s right, title and interest in and to the Premises and all rights, remedies and options of Tenant under the Lease, are and shall be unconditionally subject and subordinate to the Deed of Trust and the lien thereof, to all the terms, conditions and provisions of the Deed of Trust, to each and every advance made or hereafter made under the Deed of Trust, and to all renewals, modifications, consolidations, replacements, substitutions and extensions of the Deed of Trust, so that at all times the Deed of Trust shall be and remain a lien on the Property prior and superior to the Lease for all purposes; provided, however, and Lender agrees, that so long as (A) no event has occurred and no condition exists, which would entitle Landlord to terminate the Lease or would cause, without further action of Landlord, the termination of the Lease or would entitle Landlord to dispossess Tenant from the Premises, (B) the term of the Lease has commenced and Tenant is in possession of the Premises, (C) the Lease shall be in full force and effect and shall not have been otherwise modified or supplemented in any way without Lender’s prior written consent, (D) Tenant shall duly confirm its attornment to Lender or its successor or assign by written instrument as set forth in Paragraph 3 hereof, (E) neither Lender nor its successors or assigns shall be liable under any warranty of construction contained in the Lease or any implied warranty of construction, and (F) all representations and warranties made herein by Tenant shall be true and correct as of the date of such attornment; then, and in such event Tenant’s leasehold estate under the Lease shall not be terminated, Tenant’s possession of the Premises shall not be disturbed by Lender and Lender will accept the attornment of Tenant.

2. Notwithstanding anything to the contrary contained in the Lease, Tenant hereby agrees that in the event of any act, omission or default by Landlord or Landlord’s agents, employees, contractors, licensees or invitees which would give Tenant the right, either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, or to reduce the rent payable thereunder or credit or offset any amounts against future rents payable thereunder, Tenant will not exercise any such right (i) until it has given written notice of such act, omission or default to Lender by delivering notice of such act, omission or default, in accordance with Paragraph 8 hereof, and (ii) until a period of not less than sixty (60) days for remedying such act, omission or default shall have elapsed following the giving of such notice. Notwithstanding the foregoing, in the case of any default of Landlord which cannot be cured within such sixty (60) day period, if Lender shall within such period proceed promptly to cure the same (including such time as may be necessary to acquire possession of the Premises if possession is necessary to effect such cure) and thereafter shall prosecute the curing of such default with diligence, then the time within which such default may be cured by Lender shall be extended for such period as may be necessary to complete the curing of the same with diligence. Lender’s cure of Landlord’s default shall not be considered an assumption by Lender of Landlord’s other obligations under the Lease. Unless Lender otherwise agrees in writing, Landlord shall remain solely liable to perform Landlord’s obligations under the Lease (but only to the extent required by and subject to the limitation included with the Lease), both before and after Lender’s exercise of any right or remedy under this Agreement. If Lender or any successor or assign becomes obligated to perform as Landlord under the Lease, such person or entity will be released from those obligations when such person or entity assigns, sells or otherwise transfers its interest in the Premises or the Property.

3. Without limitation of any of the provisions of the Lease, in the event that Lender succeeds to the interest of Landlord or any successor to Landlord, then subject to the provisions of this Agreement including, without limitation, Paragraph 1 above, the Lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to and accept Lender and to recognize Lender as its Landlord under the Lease for the then remaining balance of the term thereof, and upon request of Lender, Tenant shall execute and deliver to Lender an agreement of attornment reasonably satisfactory to Lender.

4. If Lender succeeds to the interest of Landlord or any successor to Landlord, in no event shall Leader have any liability for any act or omission of any prior landlord under the Lease which occurs prior to the date Lender succeeds to the rights of Landlord under the Lease, nor any liability for claims, offsets or defenses which Tenant might have had against Landlord.

2

In no event shall Lender have any personal liability as successor to Landlord and Tenant shall look only to the estate and property of Lender in the Land and the Improvements for the satisfaction of Tenant’s remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by Lender as Landlord under the Lease, and no other property or assets of Lender shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under or with respect to the Lease.

5. Tenant agrees that no prepayment of rent or additional rent due under the Lease of more than one month in .advance, and no amendment, modification, surrender or cancellation of the Lease, and no waiver or consent by Landlord under the terms of the Lease, shall be binding upon or as against Lender, as holder of the Deed of Trust, and as Landlord under the Lease if it succeeds to that position, unless consented to in writing by Lender. In addition, and notwithstanding anything to the contrary set forth in this Agreement, Tenant agrees that Lender, as holder of the Deed of Trust, and as Landlord under the Lease if it succeeds to that position, shall in no event have any liability for the performance or completion of any initial work or installations or for any loan or contribution or rent concession towards initial work, which are required to be made by Landlord (A) under the Lease or under any related Lease documents or (B) for any space which may hereafter become part of said Premises, and any such requirement shall be inoperative in the event Lender succeeds to the position of Landlord prior to the completion or performance thereof. Tenant further agrees with Lender that Tenant will not voluntarily subordinate the Lease to any lien or encumbrance without Lender’s prior written consent.

6. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute and be construed as one and the same instrument.

7. All remedies which Lender may have against Landlord provided herein, if any, are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Landlord or others. If any party consists of multiple individuals or entities, each of same shall be jointly and severally liable for the obligations of such party hereunder.

8. All notices to be given under this Agreement shall be in writing and shall be deemed served upon receipt by the addressee if served personally or, if mailed, upon the first to occur of receipt or the refusal of delivery as shown on a return receipt, after deposit in the United States Postal Service certified mail, postage prepaid, addressed to the address of Landlord, Tenant or Lender appearing below, or, if sent by telegram, when delivered by or refused upon attempted delivery by the telegraph office. Such addresses may be changed by notice given in the same manner. If any party consists of multiple individuals or entities, then notice to any one of same shall be deemed notice to such party.

3

Lender’s Address:

Nomura Asset Capital Corporation

Two World Financial Center, Building B

New York, New York 10281-1198

Attention: Ms. Sheryl McAfee

Tenant’s Address:

________________________________

________________________________

________________________________

________________________________

Attention:

Landlord’s Address:

________________________________

________________________________

________________________________

________________________________

Attention:

9. This Agreement shall be interpreted and construed in accordance with and governed by the laws of the State of California.

10. This Agreement shall apply to, bind and inure to the benefit of the parties hereto and their respective successors and assigns. As used herein “Lender” shall include any subsequent holder of the Deed of Trust.

11. Tenant acknowledges that Landlord has assigned to Lender its right, title and interest in the Lease and to the rents, issues and profits of the Property and the Property pursuant to the Deed of Trust, and that Landlord has been granted the license to collect such rents provided no Event of Default has occurred under, and as defined in, the Deed of Trust. Tenant agrees to pay all rents and other amounts due under the Lease directly to Lender upon receipt of written demand by Lender, and Landlord hereby consents thereto. The assignment of the Lease to Lender, or the collection of rents by Lender pursuant to such assignment, shall not obligate Lender to perform Landlord’s obligations under the Lease.

[NO FURTHER TEXT ON THIS PAGE]

4

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation

By:
Name:
Title:

[LANDLORD]

By:

[TENANT]

By:

5

STATE OF CALIFORNIA	)
) SS:
COUNTY OF ___________________	)

On                                         , before me, a Notary Public in and for said state, personally appeared                                                                                   , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

(SEAL)

6

STATE OF CALIFORNIA	)
) SS:
COUNTY OF ___________________	)

On                                         , before me, a Notary Public in and for said state, personally appeared                                                                                  , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

(SEAL)

7

STATE OF CALIFORNIA	)
) SS:
COUNTY OF ___________________	)

On                                         , before me, a Notary Public in and for said state, personally appeared                                                                                  , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the name in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

(SEAL)

8

EXHIBIT G

TO

PACIFIC SHORES CENTER LLC

LEASE

TO

INFORMATICA CORP.

FOR

Pacific Shores Center

Building 1

Redwood City, California

SIGNAGE EXHIBIT

(To be provided)

EXHIBIT I

TO

PACIFIC SHORES CENTER LLC

LEASE

TO

INFORMATICA CORP.

FOR

Pacific Shores Center

Building 1

Redwood City, California

HAZARDOUS MATERIALS DISCLOSURE

Lessor has provided Lessee, and Lessee acknowledges that it has received and pursuant to Section 17.22(b) of the Lease, reviewed same, a copy of each of those certain documents entitled: (i) PHASE I, ENVIRONMENTAL SITE ASSESSMENT, PACIFIC SHORES CENTER, REDWOOD CITY, CALIFORNIA, Prepared for: The Jay Paul Company, San Francisco, California, Prepared by: IRIS ENVIRONMENTAL, Oakland, California, December 20, 1999, Job No. 99-122A; and (ii) PHASE II, ENVIRONMENTAL SITE ASSESSMENT, PACIFIC SHORES CENTER, 1000 SEAPORT. BOULEVARD, REDWOOD CITY, CALIFORNIA, Prepared for: The Jay Paul Company, San Francisco, California, Prepared by: IRIS ENVIRONMENTAL, Oakland, California, January 14, 1999, Job No. 99-122-B

LESSEE

INFORMATICA CORP. a California corporation

By:

(Type or print name)
Its:

By:

(Type or print name)

EXHIBIT J

TO

PACIFIC SHORES CENTER LLC

LEASE

TO

INFORMATICA CORP.

FOR

Pacific Shores Center

Building 1

Redwood City, California

NOTICE TO TENANTS AND TRANSFEREES OF

CURRENT OR FUTURE USES OF ADJACENT PORT PROPERTY

Notice is hereby given to all lessees, tenants and transferees of land or interests in land located within Pacific Shores Center of the presence or potential future presence of Port related industrial activities on Port property adjacent to and west of Pacific Shores Center. All recipients of this notice should be aware of the following facts:

1. The parcel of Port property adjacent to Pacific Shores Center to the northwest shown on the Exhibit              attached hereto (the “Port Parcel”) is now or may be developed for Port related maritime and industrial uses similar to those occupying other properties along the west side of Seaport Boulevard and to the west of Pacific Shores Center.

2. Such Port related maritime and industrial activities are those which are permitted by the general industrial zoning of the City of Redwood City and may include heavy industrial land uses, including uses which involve the receipt, transport, storage or management of hazardous wastes, aggregates, cement, gravel and similar materials, including the outdoor storage and handling of such materials.

3. Pacific Shores Center Limited Partnership, on behalf of itself, its successors and assigns, has recognized, accepted and approved such uses of the

Port Parcel subject to the utilization of Best Available Management Practices in the development and use of the Port Parcel. Best Available Management Practices are defined on Exhibit              attached hereto.

4. Despite the use of Best Available Management Practices on the Port Parcel by the Port and its lessees and licensees and despite Pacific Shores Center Limited Partnership’s efforts to ensure compatibility between such uses and those in Pacific Shores Center, it is possible that such uses will cause emissions into the air of dust or other particulate matter, or noise or odorous substances which may be offensive to or be perceived as a nuisance by occupants of Pacific Shores Center.

5. Pursuant to covenants made by Pacific Shores Center Limited Partnership on behalf of its successors and assigns, tenants and lessees, the tenants, lessees and transferees of Pacific Shores Center Limited Partnership have approved and accepted such neighboring uses subject to their utilization of Best Available Management Practices.

6. Any actions to enjoin the continuation of such uses or to recover any damages to persons or property related to their operations are subject to a requirement for prior notice found in recorded covenants by Pacific Shores Center Limited Partnership. The following language is excerpted from such covenants:

“In the event that either party hereto believes that the other has failed to perform any covenant made herein in favor of the other, at least ten (10) days prior to the commencement of any action to enforce the covenants hereunder or to recover damages for the breach thereof, that party who believes that a failure to perform has occurred (the “Complaining Party”) shall give written notice (the “Notice”) to the party alleged not to have performed the covenant (the “Non-Complaining Party”) of the specific nature of the alleged failure and of the intent of the Complaining Party to take action to remedy the breach by the Non-Complaining Party. In the event that the nature of the alleged failure to perform is such that the same cannot reasonably be cured within ten (10) days after receipt of the Notice (the “Notice Period”), the Non-Complaining Party shall not be deemed to be in violation of its covenants and no action shall be commenced by the Complaining Party if, within the

Notice Period, the Non-Complaining Party commences such cure and thereafter diligently and continuously prosecutes the same to completion within a reasonable time. Provided, however, that the Complaining Party shall not be precluded from recovering any actual damages suffered by reason of the alleged failure to perform prior to or after delivery of the Notice, whether or not such failure is thereafter cured.”

EXHIBIT K

TO

PACIFIC SHORES CENTER LLC

LEASE

TO

INFORMATICA CORP.

FOR

Pacific Shores Center

Building 1

Redwood City, California

NOTICE TO PACIFIC SHORES TENANTS, LESSEES,

SUCCESSORS, ASSIGNS AND TRANSFEREES REGARDING

CURRENT OR FUTURE USES OF ADJACENT RMC LONESTAR

AND PORT PROPERTY

Notice is hereby given to all tenants, lessees, successors, assigns and transferees of land or interest in land located within the Pacific Shores Center of the presence or potential future presence of maritime and industrial activities on RMC Lonestar and Port of Redwood City property west and adjacent to Pacific Shores Center. Recipients of this notice should be aware of the following:

1. The RMC Lonestar property and parcels of port property adjacent to and west of Pacific Shores Center are shown on the map attached to this notice. The RMC Lonestar and Port properties are now devoted to, or will be developed for, maritime and industrial uses.

2. These maritime and industrial uses are those which are permitted by the “Heavy Industry” General Plan designation and general industrial zoning of the City of Redwood City. These uses include, by way of example and not limitation, uses involving the receipt, transport, storage, handling, processing or management of aggregates, cement, concrete, asphalt, soil or other landscaping materials, recyclable metals and plastics, recyclable concrete and asphalt, chemicals, petroleum products, hazardous wastes, and similar materials, including indoor storage, mixing and handling of these materials.

3. These uses may cause, on either a regular or intermittent basis, air emissions, including without limitation, dust and other particulates, odors, vibrations, loud noises, and heavy truck, rail or marine vessel traffic. These uses may have visual, aesthetic or other aspects that may be offensive or perceived as a nuisance by occupants of Pacific Shores Center.

EXHIBIT L

TO

PACIFIC SHORES CENTER LLC

LEASE

TO

INFORMATICA CORP.

FOR

Pacific Shores Center

Building 1

Redwood City, California

RULES AND REGULATIONS

1. Lessee and Lessee’s employees shall not in any way obstruct the sidewalks, entry passages, pedestrian passageways, driveways, entrances and exits to the Project or the Building, and they shall use the same only as passageways to and from their respective work areas.

2. Any sash doors, sashes, windows, glass doors, lights and skylights that reflect or admit light into the Common Area of the Project shall not be covered or obstructed by the Lessee. Water closets, urinals and wash basins shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers, food or other substance of any kind shall be thrown into them. Lessee shall not mark, drive nails, screw or drill into, paint or in any way deface the exterior walls, roof, foundations, bearing walls or pillars without the prior written consent of Lessor, which consent may be withheld in Lessor’s sole discretion. The expense of repairing any breakage, stoppage or damage resulting from a violation of this rule shall be borne by Lessee.

3. No awning or shade shall be affixed or installed over or in the windows or the exterior of the Premises except with the consent of Lessor, which may be withheld in Lessor’s discretion.

4. No boring or cutting for wires shall be allowed, except with the consent of Lessor, which consent may be withheld in Lessor’s discretion.

5. Lessee shall not do anything in the Premises, or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire or the rate of fire insurance or which shall conflict with the regulations of the fire department or the law or with any insurance policy on the Premises or any part thereof, or with any rules or regulations established by any administrative body or official having jurisdiction, and it shall not use any machinery therein, even though its installation may have been permitted, which may cause any unreasonable noise, jar, or tremor to the floors or walls, or which by its weight might injure the floors of the Premises.

6. Lessor may reasonably limit weight, size and position of all safes, fixtures and other equipment used in the Premises. If Lessee shall require extra heavy equipment, Lessee shall notify Lessor of such fact and shall pay the cost of structural bracing to accommodate it. All damage done to the Premises or Project by installing, removing or maintaining extra heavy equipment shall be repaired at the expense of Lessee.

7. Lessee and Lessee’s officers, agents and employees shall not make nor permit any loud, unusual or improper noises nor interfere in any way with other Lessees or those having business with them, nor bring into or keep within the Project any animal or bird or any bicycle or other vehicle, except such vehicle as Lessor may from time to time permit.

8. No machinery of any kind will be allowed in the Premises without the written consent of Lessor. This shall not apply, however, to customary office equipment or trade fixtures or package handling equipment.

9. All freight must be moved into, within and out of the Project only during such hours and according to such reasonable regulations as may be posted from time to time by Lessor.

10. No aerial or satellite dish or similar device shall be erected on the roof or exterior walls of the Premises, or on the grounds, without in each instance, the written consent of Lessor. Any aerial so installed without such written consent shall be subject to removal without notice at any time. Lessor may withhold consent in its sole discretion.

11. All garbage, including wet garbage, refuse or trash shall be placed by the Lessee in the receptacles appropriate for that purpose and only at locations prescribed by the Lessor.

12. Lessee shall not burn any trash or garbage at any time in or about the Premises or any area of the Project.

13. Lessee shall observe all security regulations issued by the Lessor and comply with instructions and/or directions of the duly authorized security personnel for the protection of the Project and all tenants therein.

14. Any requirements of the Lessee will be considered only upon written application to Lessor at Lessor’s address set forth in the Lease.

15. No waiver of any rule or regulation by Lessor shall be effective unless expressed in writing and signed by Lessor or its authorized agent.

16. Lessor reserves the right to exclude or expel from the Project any person who, in the judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of the law or the rules and regulations of the Project.

17. Lessor reserves the right at any time to change or rescind any one or more of these rules and regulations or make such other and further reasonable rules and regulations as in Lessor’s judgment may from time to time be necessary for the operation, management, safety, care and cleanliness of the Project and the Premises, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants of the Project. Lessor shall not be responsible to Lessee or the any other person for the non-observance or violation of the rules and regulations by any other tenant or other person. Lessee shall be deemed to have read these rules and have agreed to abide by them as a condition to its occupancy of the Premises.

18. Lessee shall abide by any additional rules or regulations which are ordered or requested by any governmental or military authority.

19. In the event of any conflict between these rules and regulations, or any further or modified rules and regulations from time to time issued by Lessor, and the Lease provisions, the Lease provisions shall govern and control.

20. Lessor specifically reserves to itself or to any person or firm it selects, (i) the right to place in and upon the Project, coin-operated machines for the sale of cigarettes, candy and other merchandise or service, and (ii) the revenue resulting therefrom.

Exhibit B

Plan of Sublease Premises

2100 SEAPORT BLVD | 1ST FLOOR

2100 SEAPORT BLVD | 2ND FLOOR

Exhibit B

Plan of Sublease Premises

2100 SEAPORT BLVD | 3RD FLOOR

2100 SEAPORT BLVD | 4TH FLOOR

Exhibit C

Hazardous Materials Definitions

Hazardous Materials: For purposes of this Sublease, “Hazardous Materials” shall be defined as oil, petroleum explosives, asbestos, radioactive materials, toxic substances or similar materials, including, without limitation, any substances which are or become defined as “hazardous substances,” “hazardous materials,” “hazardous wastes,” “toxic wastes,” or toxic substances” under applicable Environmental Laws, or any material the presence of which upon, at, on, under, beneath or above the Property causes or threatens to cause a hazard to human health or safety or the environment.

Environmental Laws: For purposes of this Sublease, “Environmental Laws” shall be defined as any and all applicable past, present and future federal, state or local statutes, laws, regulations, rules, ordinances, codes, licenses, permits orders, actions, policies, approvals, plans, authorizations, treaties, consent decrees, injunctions, restrictions, and similar items of all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of governing jurisdictions relating to protection of human health and safety and the indoor and outdoor environment, including without limitation all requirements relating to emissions, discharges or releases or threatened releases of Hazardous Materials into the environment, including without limitation, ambient air, surface water, groundwater, or land or otherwise relating to Hazardous Materials Activities or the cleanup or other remediation thereof.

Hazardous Materials Activities: For purposes of this Sublease, “Hazardous Materials Activities” shall be defined as the use, processing, distribution, generation, manufacture, handling, storage, transportation, treatment, disposal, emission, discharge, release, or threatened release, of, or remedial actions concerning, any Hazardous Materials.